Firstar Funds

Y Shares of the Non-Money Market Funds
Institutional Shares of the Money Market Funds


                      PROSPECTUS DATED SEPTEMBER 14, 2000
                         (as revised October 16, 2000)

MONEY MARKET FUNDS

U.S. TREASURY MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND
TAX-EXEMPT MONEY MARKET FUND

BOND FUNDS

SHORT-TERM BOND MARKET FUND
INTERMEDIATE BOND MARKET FUND
BOND IMMDEX/TM FUND
TAX-EXEMPT INTERMEDIATE BOND FUND

BALANCED FUNDS

BALANCED INCOME FUND
BALANCED GROWTH FUND

STOCK FUNDS

GROWTH AND INCOME FUND
EQUITY INDEX FUND
GROWTH FUND
MIDCAP INDEX FUND
SPECIAL GROWTH FUND
EMERGING GROWTH FUND
MICROCAP FUND
CORE INTERNATIONAL EQUITY FUND
INTERNATIONAL EQUITY FUND


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.


                                                                   FIRSTAR FUNDS


FIRSTAR FUNDS/R



                              SEPTEMBER 14, 2000
                          (as revised October 16, 2000)


TABLE OF CONTENTS
                                                                          Page
                                                                          ----
-----------------------------------------------------------------------------
Learn about each Fund's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.
-----------------------------------------------------------------------------


U.S. TREASURY MONEY MARKET FUND.............................................1
U.S. GOVERNMENT MONEY MARKET FUND...........................................1
TAX-EXEMPT MONEY MARKET FUND................................................5
SHORT-TERM BOND MARKET FUND,
  INTERMEDIATE BOND MARKET FUND AND BOND IMMDEX/TM FUND.....................8
TAX-EXEMPT INTERMEDIATE BOND FUND..........................................13
BALANCED INCOME FUND.......................................................16
BALANCED GROWTH FUND.......................................................20
GROWTH AND INCOME FUND.....................................................25
EQUITY INDEX FUND..........................................................28
GROWTH FUND................................................................32
MIDCAP INDEX FUND..........................................................35
SPECIAL GROWTH FUND........................................................38
EMERGING GROWTH FUND.......................................................42
MICROCAP FUND..............................................................46
CORE INTERNATIONAL EQUITY FUND.............................................51
INTERNATIONAL EQUITY FUND..................................................54
Types of Investment Risk...................................................58

INVESTING WITH FIRSTAR FUNDS...............................................66
Share Classes Available....................................................66
Purchasing Shares..........................................................67
Redeeming Shares...........................................................71
Exchanging Shares..........................................................73
Additional Shareholder Services............................................74

ADDITIONAL INFORMATION.....................................................75
Dividends, Capital Gains Distributions And Taxes...........................75
Management Of The Funds....................................................77
Net Asset Value And Days Of Operation......................................81

APPENDIX...................................................................82
Financial Highlights.......................................................84


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF FIRSTAR BANK, N.A. AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH EACH MONEY MARKET FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

U.S. TREASURY MONEY MARKET FUND AND
U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVES
            The investment objective of the U.S. Treasury Money Market Fund is to provide a high level of current income exempt from state income taxes consistent with liquidity, the preservation of capital and a stable net asset value.


            At a meeting of the Board of Directors of Firstar Funds, Inc. ("Firstar Board") on June 16, 2000, the Firstar Board unanimously approved the reorganization of the portfolios of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds into corresponding portfolios of Firstar Funds, Inc. (the "Company"). As part of the reorganization, the Mercantile Treasury Money Market Portfolio ("Mercantile") and the Firstar Stellar Treasury Fund ("Stellar") will be reorganized into the Firstar U.S. Treasury Money Market Fund upon approval by Mercantile and Stellar shareholders. At that time, the investment objective of the Firstar U.S. Treasury Money Market Fund will be changed to seek stability of principal and current income consistent with stability of principal.


            The investment objective of the U.S. Government Money Market Fund is to provide a high level of taxable current income consistent with liquidity, the preservation of capital and a stable net asset value (irrespective of state income tax considerations).

            Each of these investment objectives may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
            The U.S. Treasury Money Market Fund invests in short term, dollar-denominated debt obligations generally maturing in 397 days or less, issued or guaranteed as to principal and interest by the U.S. Treasury. During normal market conditions, the Fund intends to invest at least 65% of its total assets in these obligations.

            The U.S. Government Money Market Fund invests in short term debt obligations generally maturing in 397 days or less, issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund intends to invest at least 65% of its total assets in these obligations. The Fund also invests in variable and floating rate instruments and repurchase agreements.

            Each Fund maintains an average maturity of 90 days or less.


            Upon the reorganization described above, the U.S. Treasury Money Market Fund will adopt the following principal investment strategies.

            The Fund may purchase repurchase agreements collateralized by U.S. Treasury obligations. The Fund intends to invest in the agreements that provide for repurchase within 397 days from the date of acquisition. The average maturity of these securities is 120 days or less. The average maturity, however, of all the securities in the Fund's portfolio will be 90 days or less on a dollar-weighted basis. Securities subject to repurchase agreements are marked to market on a daily basis. U.S. Treasury obligations are issued by the U.S. government and are fully guaranteed as to principal and interest by the United States government. The Fund may also retain assets in cash and may purchase U.S. Treasury obligations on a when-issued or delayed delivery basis.


PRINCIPAL RISKS
            The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Funds are also described under that heading.

--------------------------------------------------------------------------------
Even though the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund purchase mostly U.S. government obligations, shares of the Funds are not themselves issued or guaranteed by any government agency.
--------------------------------------------------------------------------------

           The rate of income on Fund shares will vary from day to day so that the dividends on your investment will vary. The Funds are subject to credit
                                                                      ------
risk and interest rate risk.  Credit risk is the risk that an issuer of fixed
----     ------------------   -----------
income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase,
            ------------------
fixed income securities will decline in value.

            For the U.S. Government Money Market Fund, there can be no assurance that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.


            Upon the reorganization described above, the following additional risks will constitute principal risks of the U.S. Treasury Money Market Fund.

            The Fund is also subject to repurchase agreement risk. Repurchase
                                        -------------------------
agreements are arrangements in which banks, broker/dealers and other financial institutions sell securities to the Fund and agree to repurchase them at a certain time and price within one year. Repurchase agreement risk is the risk
                                        -------------------------
that the seller may not repurchase the securities from the Fund, which may result in the Fund selling the security for less than the agreed upon price. Another risk of repurchase agreements is that the seller may default or file for bankruptcy. That could mean the Fund might have to wait through lengthy court actions before selling the securities.

            The Fund is subject to when-issued and delayed delivery transaction
                                   --------------------------------------------
risks. When-issued and delayed delivery transactions involve securities with
-----
payment and delivery scheduled for a future time. One of the risks of investing in when-issued or delayed delivery transactions is if the seller chooses not to complete the transaction, the Fund could miss an advantageous price or yield. The Fund may enter into transactions to sell its purchase commitments to third parties at current market rates and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses on the sale of these kinds of commitments.


            An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

BAR CHART AND PERFORMANCE TABLE
Institutional Shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund by showing changes in the performance of the Funds' Retail A shares from year to year. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, performance would be reduced.

    YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) RETAIL A SHARES<F1>

                               U.S. TREASURY      U.S. GOVERNMENT
                                MONEY MARKET        MONEY MARKET
                               -------------      ---------------
                    1990               -                7.71
                    1991               -                5.56
                    1992            3.19                3.30
                    1993            2.57                2.61
                    1994            3.57                3.76
                    1995            5.21                5.39
                    1996            4.76                4.92
                    1997            4.78                4.97
                    1998            4.65                4.95
                    1999            4.05                4.41

<F1> The total return for Retail A Shares of the U.S. Treasury Money Market Fund
     and U.S. Government Money Market Fund for the six month period ended June 30, 2000 was 2.47% and 2.62%, respectively.

                  U.S. TREASURY                U.S. GOVERNMENT
                MONEY MARKET FUND             MONEY MARKET FUND

BEST QUARTER:       Q 2    '95       1.34%       Q 2     '89       2.24%

WORST QUARTER:      Q 2    '93       0.62%        Q 2    '93       0.63%


          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------
                                                              Since Inception
                      1 Year        5 Years        10 Years   (inception date)

U.S. TREASURY
MONEY MARKET FUND     4.05%          4.69%            --           4.17%
                                                              (April 29, 1991)

U.S. GOVERNMENT
MONEY MARKET FUND     4.41%          4.92%          4.75%            --

The 7-day yield for the period ended on 12/31/99 for the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund was 4.55% and 4.66%, respectively, and without giving effect to fee waivers was 4.54% and 4.66%, respectively. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund.


FEES AND EXPENSES OF THE FUND (INSTITUTIONAL SHARES)
----------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Institutional shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund.



                                           U.S. Treasury      U.S. Government
                                            Money Market        Money Market
                                                Fund                Fund
SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of
   offering price)                              None                None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)           None                None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends              None                None
Redemption Fees                               None<F1>            None<F1>
Exchange Fees                                   None                None


                                           U.S. Treasury      U.S. Government
                                            Money Market        Money Market
                                                Fund                Fund

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)

Management Fees                                0.44%               0.50%
Distribution and Service (12b-1) fees           None                None
Other Expenses<F2>                             0.39%               0.66%
                                             -------             -------
Total Annual Fund Operating Expenses           0.83%               1.16%
Fee Waivers and Expense Reimbursements<F3>    (0.04%)             (0.37%)
                                             -------             -------
Net Annual Fund Operating Expenses<F3>         0.79%               0.79%
-------------------------------------------------------------------------------
<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> "Other Expenses"  includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Funds not listed above, and (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the average daily net assets of each Fund.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Institutional Shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of each Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year   3 Years   5 Years   10 Years
                                    -------   -------   -------   -------
U.S. Treasury Money Market Fund       $81       $261      $457     $1,022
U.S. Government Money Market Fund     $81       $332      $603     $1,376

TAX-EXEMPT MONEY MARKET FUND

OBJECTIVE
            The investment objective of the Tax-Exempt Money Market Fund is to provide a high level of current income exempt from federal income taxes consistent with liquidity, the preservation of capital and a stable net asset value. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
            The Fund invests principally in a diversified portfolio of dollar-denominated debt obligations ("municipal obligations") issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political sub-divisions. The Fund will acquire only securities which are rated in the highest short-term rating category by at least two rating agencies (or by the only rating agency providing a rating), or are issued or guaranteed by, or otherwise provide the right to demand payment from, entities with those ratings. If the security is unrated, it must be of comparable quality to securities with those ratings, as determined at the time of acquisition. During normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations which are exempt from federal income taxes with remaining maturities of 13 months or less. (Securities which are subject to demand features and certain U.S. government obligations may have longer maturities). The Fund maintains an average portfolio maturity of 90 days or less.

            The two principal classifications of municipal obligations which the Tax-Exempt Money Market Fund invests in are:

GENERAL OBLIGATION SECURITIES        REVENUE SECURITIES
-----------------------------        ------------------
General obligation securities are    Revenue securities are payable only
secured by the issuer's pledge of    from the revenues derived from a
its full faith, credit and taxing    particular facility or class of
power for the payment of principal   facilities or, in some cases, from
and interest.                        the proceeds of a special excise
                                     tax or other specific revenue
                                     source such as the issuer of the
                                     facility being financed.

            Municipal obligations purchased by the Fund may include variable and floating rate instruments which are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument, the Fund may demand payment in full of the principal and interest.

PRINCIPAL RISKS
            The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

     The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk and
                                                                -----------
interest rate risk.  Credit risk is the risk that an issuer of fixed income
------------------   -----------
securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income
------------------
securities will decline in value.

            Municipal obligations which the Fund purchases may be backed by letters of credit issued by banks and other financial institutions. Adverse developments affecting banks could have a negative effect on the Fund's portfolio securities.

            The Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

            Municipal obligations which the Fund may acquire include municipal lease obligations which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

            An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

BAR CHART AND PERFORMANCE TABLE

Institutional Shares of the Tax-Exempt Money Market Fund are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Tax-Exempt Money Market Fund by showing changes in the performance of the Fund's shares from year to year. The bar charts and performance tables assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
                             (RETAIL A SHARES)<F1>

                              1990            5.48
                              1991            4.24
                              1992            2.64
                              1993            2.06
                              1994            2.49
                              1995            3.44
                              1996            3.06
                              1997            3.13
                              1998            2.97
                              1999            2.58


<F1> The total return for Retail A Shares for the six month period ended June
     30, 2000 was 1.63%.

BEST QUARTER:            Q 2    '89            1.58%

WORST QUARTER:           Q 1    '94            0.50%

          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------

                                     1 Year        5 Years        10 Years
                                    -------        -------         -------
TAX-EXEMPT MONEY MARKET FUND         2.58%          3.03%           3.20%

The 7-day yield for the period ended on 12/31/99 for the Tax-Exempt Money Market Fund was 3.66%. Figures reflect past performance. Yields will vary. You may call 1-800-677-FUND to obtain the current 7-day yield of the Tax-Exempt Money Market Fund.


FEES AND EXPENSES OF THE FUND (INSTITUTIONAL SHARES)
----------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Institutional shares of the Tax-Exempt Money Market Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          0.50%
Distribution and Service (12b-1) Fees                     None
Other Expenses<F2>                                       0.43%
                                                       -------
Total Annual Fund Operating Expenses                     0.93%
Fee Waivers and Expense Reimbursements<F3>              (0.14%)
                                                       -------
Net Annual Fund Operating Expenses<F3>                   0.79%
-------------------------------------------------------------------------------

<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> "Other Expenses"  includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and
     (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to up to 0.25% of the Fund's average daily net assets.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Institutional Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.79% of the Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Institutional Shares of the Tax-Exempt Money Market Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     1 Year   3 Years   5 Years   10 Years
                                    -------   -------   -------   -------
Tax-Exempt Money Market Fund          $81       $282      $501     $1,130

SHORT-TERM BOND MARKET FUND,
INTERMEDIATE BOND MARKET FUND
AND BOND IMMDEX/TM FUND

OBJECTIVES
     The investment objective of the Short-Term Bond Market Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers 1-3 Year Government/Credit Bond Index (the "Lehman 1-3 Index").

     The investment objective of the Intermediate Bond Market Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Intermediate Government/Credit Bond Index (the "Lehman Intermediate Index").

     The investment objective of the Bond IMMDEX/TM Fund is to provide an annual rate of total return, before Fund expenses, comparable to the annual rate of total return of the Lehman Brothers Government/Credit Bond Index (the "Lehman Index").

     Each of these investment objectives may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

--------------------------------------------------------------------------------
                               DURATION DEFINED:
"Duration" is the average time it takes to receive expected cash flows (discounted to their present value) on a particular fixed-income instrument or a portfolio of instruments. Duration usually defines the effect of interest rate changes on bond prices. However, for large interest rate changes (generally changes of 1% or more) this measure does not completely explain the interest rate sensitivity of a bond.

FOR EXAMPLE
     The duration of a 5-year zero coupon bond which pays no interest or principal until the maturity of the bond is 5 years. This is because a zero coupon bond produces no cash flow until the maturity date.
     On the other hand, a coupon bond that pays interest semiannually and matures in 5 years will have a duration of less than 5 years reflecting the semiannual cash flows resulting from coupon payments.
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES
The Adviser attempts to make each Fund's duration and return comparable to those of its respective bond index, and to maintain an overall interest rate sensitivity for each Fund equivalent to its respective bond index.

     The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest sensitivity and return objectives.

The effective dollar-weighted average portfolio maturity of each Fund will be more than one year but less than three years for the Short-Term Bond Market Fund; more than three years but less than ten for the Intermediate Bond Market Fund; and more than five years for the Bond IMMDEX /TM Fund during normal market conditions.

Each Fund typically holds less than 200 securities.

The Adviser will attempt to keep each Fund fully invested. Each Fund's policy is to invest at least 65 % of total assets in the following types of debt securities:

-  U.S. government                           -  U.S. government agencies
-  Stripped U.S. government                  -  Corporate
-  Collateralized mortgage obligations       -  Medium-term notes
-  Asset-backed and mortgage-backed          -  Eurobonds
   obligations

--------------------------------------------------------------------------------
                        INVESTMENT GRADE SECURITIES ARE:
    securities rated in the highest 4 categories by S&P, Moody's or another nationally recognized rating agency.
--------------------------------------------------------------------------------

     Debt obligations acquired by each Fund will be "investment grade," as rated by at least one rating agency. The Adviser may purchase unrated obligations that are determined by the Adviser to be comparable in quality to the rated obligations. Average quality for each Fund is expected to be at least the second highest rating category of S&P or Moody's. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security. If over 5% of the Fund's net assets consist of obligations which have fallen below the minimum rating, the Adviser will immediately sell the securities.

--------------------------------------------------------------------------------
Although these Funds attempt to achieve returns comparable to those of their respective benchmark indices by maintaining a comparable duration (see "Strategies" for definition), these Funds are NOT index funds. Each Fund may invest more than 50% of their assets in securities not included in the index.
--------------------------------------------------------------------------------

     Description of Bond Indices. The bond indices measure the price changes of securities and the income provided by the securities. The bond indices are intended to measure performance of fixed-rate debt markets over given time intervals. The difference between the indices is the maturity range of the securities included. Each index is comprised of:

-  U.S. Treasury securities
-  U.S. government agency securities
- U.S. dollar denominated debt of certain foreign sovereign or supranational entities
-  investment-grade corporate debt obligations

The indices require that investment-grade corporate debt obligations must:
-  be fixed-rate debt (as opposed to variable-rate debt);
-  have at least one year until maturity;
-  have a minimum outstanding par value of $100 million
- have a minimum quality rating of Baa by Moody's, BBB by S&P, or BBB by Fitch IBCA.

     The indices also require the following maturities for each debt obligation:
--------------------------------------------------------------------------------
Index                         Length of Maturity
--------------------------------------------------------------------------------
Lehman 1-3 Index              From one to three years remaining until maturity
Lehman Intermediate Index     From one to 10 years remaining until maturity
Lehman Index                  From one to 30 years or more remaining until
                              maturity
--------------------------------------------------------------------------------

     The following chart depicts the number of bond issues and their aggregate dollar values as represented by the indices on October 31, 1999.

--------------------------------------------------------------------------------
                                Bond Issues        Dollar Value
--------------------------------------------------------------------------------
LEHMAN 1-3 INDEX                   956            $966 BILLION

LEHMAN INTERMEDIATE INDEX          3,282          $2.4 TRILLION

Lehman Index                       4,665          $3.5 TRILLION
--------------------------------------------------------------------------------


PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Funds are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Funds are subject to credit risk and interest
                                                     -----------     --------
rate risk.  Credit risk is the risk that an issuer of fixed income securities
---------   -----------
may default on its obligation to pay interest and repay principal.
Interest rate risk is the risk that, when interest rates increase, fixed income
------------------
securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

Because of the smaller number of issues held by a Fund than its respective bond index, material events affecting a Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the Fund to a greater degree than such events will influence its respective bond index and may prevent the Fund from attaining its investment objective for particular periods.

While the Adviser believes purchasing securities which are not in each Fund's respective index or not consistent with the "mix" of the index provides the opportunity to achieve an enhanced gross return compared to the index, the Adviser may err in its choices of securities or portfolio mixes. Further, the Adviser calculates the Funds' duration and average maturity based on certain estimates relating to the duration and maturity of the securities held by the Fund. The estimates used may not always be accurate, so the Adviser's calculations may be incorrect. Such errors could result in a negative return and a loss to you. In the event the performance of a Fund is not comparable to the performance of its respective index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

An investment in the Funds is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.


BAR CHART AND PERFORMANCE TABLE

Y Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund's Retail A Shares from year to year; and (b) how the average annual returns of a Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales
load were reflected, performance would be reduced.   Performance reflects fee
waivers in effect. If fee waivers were not in place, a Fund's performance would be reduced.

              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
                             (RETAIL A SHARES)<F1>

                         SHORT-TERM    INTERMEDIATE       BOND
                            BOND           BOND          IMMDEX
                         ----------    ------------    ----------
               1990        7.62                           8.22
               1991       13.51                          16.58
               1992        6.86                           7.56
               1993        6.47                          10.96
               1994        0.93           -2.09           3.06
               1995       10.47           14.99          19.28
               1996        4.73            3.81           2.79
               1997        6.13            7.07           9.16
               1998        6.31            7.64           8.94
               1999        3.11            0.75          -1.64

<F1> The total return for Retail A Shares of the Short-Term Bond Market Fund,
     Intermediate Bond Market Fund and Bond IMMDEX/TM Fund for the six month period ended June 30, 2000 was 2.89%, 3.23% and 4.03%, respectively.


                  SHORT-TERM BOND      INTERMEDIATE BOND          BOND
                    MARKET FUND           MARKET FUND        IMMDEX/TM FUND

BEST QUARTER:    Q 4  '91   4.18%     Q 2  '95    4.96%   Q 2  '95    6.58%

WORST QUARTER:   Q 1  '94  -0.45%     Q 1  '94   -2.04%   Q1   '94   -2.90%


          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------

                                                               Since Inception
                                  1 Year    5 Years  10 Years  (inception date)

SHORT-TERM BOND MARKET FUND
   -- Retail A Shares              3.11%     6.12%     6.56%          --

LEHMAN BROTHERS 1-3 YEAR
GOVERNMENT/CREDIT BOND  INDEX      3.15%     6.55%     6.64%          --

INTERMEDIATE BOND MARKET FUND
  --  Retail A Shares              0.75%     6.75%      --           5.71%
                                                              (January 5, 1993)

LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT BOND INDEX       0.39%     7.10%      --           5.94%
                                                             (January 5, 1993)

BOND IMMDEX/TM FUND -
    -- Retail A Shares            -1.64%    7.48%     7.67%          --

LEHMAN BROTHERS
GOVERNMENT/CREDIT BOND INDEX      -2.15%     7.61%     7.65%          --

Each of the Lehman Brothers 1-3 Year Government/Credit Bond Index, Intermediate Government/Credit Bond Index and Government/Credit Bond Index is a widely-recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

Securities included in the Lehman Brothers 1-3 Year Government/Credit Bond Index must meet the following criteria: not less than one year to maturity; not more than three years remaining to maturity.

Securities included in the Lehman Brothers Intermediate Government/Credit Bond Index must meet the following criteria: remaining maturity of one to ten years; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.

Securities included in the Lehman Brothers Government/Credit Bond Index must meet the following criteria: not less than one year to maturity; and rated investment grade or higher by Moody's, Standard & Poor's, or Fitch, in that order.


FEES AND EXPENSES OF THE FUND (Y SHARES)
This table describes the fees and expenses that you may pay if you buy and hold Y shares of the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX/TM Fund.

                                        Short-Term    Intermediate       Bond
                                       Bond Market    Bond Market     IMMDEX/TM
                                           Fund           Fund           Fund
                                        ----------     ----------     ----------
SHAREHOLDER FEES
(fees paid directly from your investment)

 Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage
  of offering price)                       None           None           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)      None           None           None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends         None           None           None
Redemption Fees                           None<F1>      None<F1>       None<F1>
Exchange Fees                              None           None           None


                                        Short-Term    Intermediate       Bond
                                       Bond Market    Bond Market     IMMDEX/TM
                                           Fund           Fund           Fund
                                        ----------     ----------     ----------

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)

Management Fees                            0.60%         0.50%          0.30%
Distribution and Service (12b-1) Fees      None           None           None
Other Expenses<F2>                         0.52%         0.45%          0.43%
                                         -------        -------       -------
Total Annual Fund Operating Expenses       1.12%         0.95%          0.73%
Fee Waivers and Expense
  Reimbursements<F3>                     (0.27%)        (0.10%)        (0.00%)
                                         -------        -------        -------
Net Annual Fund Operating Expenses<F3>     0.85%         0.85%          0.73%
-------------------------------------------------------------------------------

<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Funds not listed above, and
     (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of each Fund's average daily net assets.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for the Y Shares of the Short-Term Bond Market Fund and Intermediate Bond Market Fund until October 31, 2001, so that the Total Annual Fund Operating Expenses will be no more than 0.85% of each Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year    3 Years   5 Years  10 Years
                                       -------   -------   -------  --------
Short-Term Bond Market Fund             $87       $329      $591     $1,339
Intermediate Bond Market Fund           $87       $293      $516     $1,157
Bond IMMDEX/TM                          $75       $233      $406       $906


TAX-EXEMPT INTERMEDIATE BOND FUND

OBJECTIVE
The investment objective of the Tax-Exempt Intermediate Bond Fund is to provide current income that is substantially exempt from federal income tax and emphasize total return with relatively low volatility of principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests principally in investment-grade intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. Except during temporary defensive periods, the Fund will invest at least 80% of its net assets in securities, the interest on which is exempt from regular federal income and alternative minimum taxes and will invest at least 65% of its total assets in bonds and debentures. The Fund intends to maintain an average weighted maturity between three and ten years. There is no limit on the maturity of any individual security in the Fund, and the Fund may invest in short-term municipal obligations and tax-exempt commercial paper.

The Adviser generally will sell a security when it, on a relative basis and in the Adviser's opinion, will no longer help a Fund to maintain overall interest rate sensitivity and return objectives.

In pursuing its investment objective, the Fund invests in a diversified portfolio of municipal obligations (as defined above under "Tax-Exempt Money Market Fund"). Municipal obligations purchased by the Fund will be:

investment grade at the time of purchase (i.e., BBB by S&P or Fitch IBCA or Baa by Moody's, or in the highest 4 categories by another nationally recognized rating agency) unrated at the time of purchase but determined to be of comparable quality by the Adviser municipal notes and other short-term obligations rated SP-1 by S&P or MIG-1 by Moody's tax-exempt commercial paper rated A-1 or higher by S&P or VMIG-1 by Moody's

After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. At that time, the Adviser will consider whether to continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency if the securities exceed 5% of the Fund's net assets.


PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate
                                                   -----------  -------------
risk and tax risk.  Credit risk is the risk that an issuer of fixed income
----     --------   -----------
securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income
-------------
securities will decline in value.  Tax risk is the risk that the Fund may be
                                   --------
more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

The Fund may invest more than 25% of its total assets in municipal obligations issued by persons located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

Municipal obligations which the Fund may acquire include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

     An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE

Y Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Tax-Exempt Intermediate Bond Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be
reduced.   Performance reflects fee waivers in effect.  If fee waivers were not in place, the Fund's performance would be reduced.

      YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH (%) (RETAIL A SHARES)<F1>

                              1994           -1.73
                              1995           10.26
                              1996            3.53
                              1997            5.79
                              1998            5.01
                              1999            0.15

<F1> The total return for Retail A Shares for the six month period ended June
     30, 2000 was 2.16%.

BEST QUARTER:       Q 1     '95      3.88%

WORST QUARTER:      Q 1     '94     -2.75%


          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------
                                1 Year   5 Years   10 Years   Since Inception
                                                             (February 8, 1993)
TAX-EXEMPT INTERMEDIATE
BOND FUND
  --Retail A Shares             0.15%     4.90%       --           4.22%

LEHMAN BROTHERS 5-YEAR
GENERAL OBLIGATION BOND INDEX   0.71%     5.81%       --           5.03%

The Lehman Brothers 5-year General Obligation Bond Index is a widely recognized unmanaged index of bond prices compiled by Lehman Brothers. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index. To be included in this Index, a municipal bond must be a state or local General Obligation bond; have a minimum credit rating of at least Baa; have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $3 million; have been issued within the last five years; and have a maturity of four to six years.



FEES AND EXPENSES OF THE FUND (Y SHARES)
----------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Y shares of the Tax-Exempt Intermediate Bond Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)

Management Fees                                          0.50%
Distribution and Service (12b-1) Fees                     None
Other Expenses<F2>                                       0.61%
                                                        -------
Total Annual Operating Expenses                          1.11%
Fee Waivers and Expense Reimbursements<F3>              (0.11%)
                                                        -------
Net Annual Fund Operating Expenses<F3>                   1.00%
                                                        -------
--------------------------------------------------------------------------------
<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Y Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.00% of the Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the Tax-Exempt Intermediate Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year   3 Years   5 Years   10 Years
                                    -------   -------   -------   -------
Tax-Exempt Intermediate Bond Fund -
Y Shares                              $102      $342      $601     $1,342

BALANCED INCOME FUND

OBJECTIVE
     The investment objective of the Balanced Income Fund is to provide current income and the preservation of capital by investing in a balanced portfolio of dividend-paying equity and fixed-income securities. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund selects and purchases common stocks of domestic companies that have a history of paying dividends. The Fund selects fixed-income securities, which the Adviser believes will provide an annual rate of total return similar to that of the Lehman Intermediate Index. That Index is described under "Bond Funds-Description of Bond Indices."

      The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

--------------------------------------------------------------------------------
                Equity Securities          Fixed Income Securities
--------------------------------------------------------------------------------
                       50%                           50%
       (no less than 20%, no more than 60%)   (no less than 40%)
--------------------------------------------------------------------------------

     The Fund plans to use a 50/50 method to invest its total assets--that means 50% in equity securities and 50% in fixed-income securities.

--------------------------------------------------------------------------------
NOTE: THE ACTUAL PERCENTAGE OF ASSETS INVESTED IN FIXED INCOME AND EQUITY SECURITIES WILL VARY FROM TIME TO TIME, DEPENDING ON THE JUDGMENT OF THE ADVISER AS TO THE GENERAL MARKET AND ECONOMIC CONDITIONS, TRENDS AND YIELDS, INTEREST RATES AND FISCAL AND MONETARY DEVELOPMENTS.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Adviser looks for companies with ATTRACTIVE FUNDAMENTAL FINANCIAL CHARACTERISTICS such as:
low debt
high return on equity
consistent revenue and earnings per share growth over the prior three to five years
--------------------------------------------------------------------------------

     Equity Securities.  The Fund primarily invests in common stock of domestic
     -----------------
companies the Adviser considers to be well managed and to have attractive fundamental financial characteristics. The Adviser also generally looks for companies with stock market capitalizations over $750 million. Stock market capitalizations are calculated by multiplying the total number of common shares outstanding by the market price per share.

The Fund may also acquire bonds, notes, debentures and preferred stocks convertible into common stocks if they provide a current interest or dividend stream, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

     Fixed Income. The Fund may purchase the following types of fixed-income securities. There are no maturity limitations.

Corporate                                         U.S. Treasury
U.S. government agency                            - stripped U.S. government
Asset-backed and mortgage-backed obligations      - money market instruments
U.S. government

     Except for convertible securities, the Fund will purchase only debt obligations rated investment grade by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on
your investment will vary.   The Fund is subject to market risk.  Market risk is
                                                    -----------   -----------
the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed-income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an
           -----------     ------------------   -----------
issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates
                      ------------------
increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of
comparable quality.   Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to derivatives risk,
                                                            ----------------
extension risk and prepayment risk.  Extension risk is the risk that an issuer
--------------     ---------------   --------------
will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an
                                       ---------------
issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
Y Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Balanced Income Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be
reduced.   Performance reflects fee waivers in effect.  If fee waivers were not in place, the Fund's performance would be reduced.

              YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
                             (RETAIL A SHARES)<F1>

                              1990            4.54
                              1991           31.92
                              1992            8.74
                              1993            8.60
                              1994           -2.00
                              1995           25.41
                              1996           17.71
                              1997           22.77
                              1998           16.52
                              1999            1.14

<F1> The total return for Retail A Shares for the six-month period ended June
     30, 2000 was 3.90%.

BEST QUARTER:       Q 2       '97           10.34%

WORST QUARTER:      Q 3       '90           -5.49%


          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------
                             1 Year     5 Years    10 Years

BALANCED INCOME FUND
    - Retail A Shares         1.14%     16.48%      13.09%

S&P 500 INDEX                21.04%     28.86%      18.21%

LIPPER BALANCED FUND INDEX    8.98%     16.33%      12.26%

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

The performance of Firstar Balanced Income Fund for the period prior to December 1, 1997 is the performance of a common trust fund managed by FIRMCO, which operated during the periods prior to commencement of operations of the Firstar Balanced Income Fund using materially equivalent investment objectives, policies, guidelines and restrictions as Firstar Balanced Income Fund. The common trust fund transferred its assets to the Balanced Income Fund at the commencement of operations. At the time of the transfer, the Adviser did not manage any other collective investment or common trust funds using materially equivalent investment objectives, policies, guidelines and restrictions to those of the Balanced Income Fund. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and was not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, performance may have been adversely affected. The performance of the common trust fund has been restated to reflect Firstar Balanced Income Fund's expenses for its first year of operations.


FEES AND EXPENSES OF THE FUND (Y SHARES)
----------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold Y shares of the Balanced Income Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
from Fund assets)


Management Fees                                          0.75%
Distribution and Service (12b-1) Fees                     None
Other Expenses<F2>                                       0.58%
                                                        -------
Total Annual Fund Operating Expenses                     1.33%
Fee Waivers and Expense Reimbursements<F3>              (0.11%)
                                                        -------
Net Annual Fund Operating Expenses<F3>                   1.22%
-------------------------------------------------------------------------------

<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Y Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.22% of the Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the Balanced Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year   3 Years   5 Years   10 Years
                                    -------   -------   -------   -------
Balanced Income Fund - Y Shares       $124      $411      $718     $1,592

BALANCED GROWTH FUND

OBJECTIVE
     The investment objective of the Balanced Growth Fund is to achieve a balance of capital appreciation and current income with relatively low volatility of capital. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is anticipated.

PRINCIPAL INVESTMENT STRATEGIES
     The Fund invests principally in a diversified portfolio of fixed-income and equity securities. Equity securities are selected on the basis of their potential for capital appreciation. The Fund selects fixed-income securities which the Adviser believes will provide an annual rate of total return similar to that of the Lehman Brothers Government/Credit Bond Index. That Index is described under "Bond Fund -- Description of Bond Indices."

      The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

Investment Policy
----------------------------------------------------------
Fixed Income               Equity Securities
----------------------------------------------------------
at least 25%               at least 50% (no more than 65%)
----------------------------------------------------------

     The Fund's policy is to invest at least 25% of the value of its total assets in fixed-income senior securities and at least 50% and no more than 65% in equity securities at all times.

--------------------------------------------------------------------------------
NOTE: THE ACTUAL PERCENTAGE OF ASSETS INVESTED IN FIXED-INCOME AND EQUITY SECURITIES WILL VARY FROM TIME TO TIME, DEPENDING ON THE JUDGMENT OF THE ADVISER AS TO THE GENERAL MARKET AND ECONOMIC CONDITIONS, TRENDS AND YIELDS, INTEREST RATES AND FISCAL AND MONETARY DEVELOPMENTS.
--------------------------------------------------------------------------------


Equity Securities. The Fund primarily invests in common stock of domestic and
-----------------
foreign companies that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 17 for examples of these characteristics). The Adviser also generally looks for companies with stock market capitalizations between $100 million and $100 billion. The Fund may also invest from time to time a portion of its assets in companies with larger or smaller market capitalizations.


The Fund may also acquire preferred stocks. In addition, the Fund may invest in domestic securities convertible into common stock, such as certain bonds and preferred stocks, and may invest up to 5% of its net assets in other types of domestic securities having common stock characteristics, such as rights and warrants to purchase equity securities.

Fixed Income. The Fund may purchase the following types of fixed income
------------
securities.  There are no maturity limitations.

Corporate                                         U.S. Treasury
U.S. government agency                            - stripped U.S. government
Asset-backed and mortgage-backed obligations      - money market instruments
U.S. government

     Except for convertible securities the Fund will only acquire debt obligations that are rated "investment-grade" by at least one rating agency or unrated obligations deemed by the Adviser to be comparable in quality. See "Taxable Bond Funds" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required for purchase by the Fund. The Adviser will consider whether to continue to hold the security.


PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to market risk. Market risk is
                                                   -----------   -----------
the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Fixed income securities in which the Fund invests are subject to credit risk and interest rate risk. Credit risk is the risk that an
           -----------     ------------------   -----------
issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates
                      ------------------
increase, fixed income securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade by at least one rating agency at the time of purchase or unrated securities of
comparable quality.   Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities. Stripped securities are subject to greater interest rate risk than other more typical fixed income securities.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset- backed securities, which are subject to derivatives risk,
                                                             ----------------
extension risk and prepayment risk.  Derivatives risk is the risk of loss from
--------------     ---------------   ----------------
transactions which may be more sensitive to or otherwise react in tandem with interest rate changes or market moves and may be leveraged. Extension risk is
                                                             --------------
the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay
---------------
principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

     An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE

Y Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Balanced Growth Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be
reduced.   Performance reflects fee waivers in effect.  If fee waivers were not in place, the Fund's performance would be reduced.

   YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)<F1>

                              1993            8.24
                              1994           -4.27
                              1995           26.23
                              1996           12.31
                              1997           17.22
                              1998           16.20
                              1999            4.02

<F1> The total return for Retail A Shares for the six month period ended June
     30, 2000 was 8.44%.

BEST QUARTER:       Q 4       '98            14.02%

WORST QUARTER:      Q 3       '98            -8.04%


          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------
                                1 Year   5 Years   10 Years  Since Inception
                                                            (March 30, 1992)
BALANCED GROWTH FUND
  - Retail A Shares             4.02%     14.97%      --         11.33%

S&P 500 INDEX                   21.04%    28.86%      --         20.78%

LIPPER BALANCED FUND  INDEX     8.98%     16.33%      --         12.52%

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Lipper Balanced Fund Index is composed of the 30 largest mutual funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


FEES AND EXPENSES OF THE FUND (Y SHARES)
----------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Y Shares of the Balanced Growth Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          0.75%
Distribution and Service (12b-1) Fees                     None
Other Expenses<F2>                                       0.52%
                                                        -------
Total Annual Fund Operating Expenses                     1.27%
Fee Waivers and Expense Reimbursements<F3>              (0.05%)
                                                        -------
Net Annual Fund Operating Expenses<F3>                   1.22%
--------------------------------------------------------------------------------

<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> "Other Expenses"  includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and
     (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Y Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.22% of the Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the Balanced Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year   3 Years   5 Years   10 Years
                                    -------   -------   -------   --------
Balanced Growth Fund - Y Shares.      $124      $398      $692     $1,530

GROWTH AND INCOME FUND

OBJECTIVE
     The investment objective of the Growth and Income Fund is to seek both reasonable income and long-term capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
     Common Stocks. The Fund selects common stocks primarily from a universe of domestic companies that have established dividend-paying histories. During normal market conditions, at least 50% of the Fund's net assets will be invested in equities. The Fund will not purchase a non-dividend paying security if immediately after giving effect to such purchase less than 80% of the net assets of the Fund will be invested in dividend-paying securities.

      The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.


Medium- to Large- Sized Companies. The Fund generally invests in medium- to large-sized companies with stock market capitalizations over $1 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 17 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with smaller market capitalizations.


Other. The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if they provide a current interest or dividend payment.

To the extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that in the opinion of the Adviser present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

PRINCIPAL RISKS
     The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk.  Market risk is the risk that the value of
                       -----------   -----------
the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest
                                                     -----------     --------
rate risk.  Credit risk is the risk that an issuer of fixed income securities
---------   -----------
may default on its obligation to pay interest and repay principal.  Interest
                                                                    --------
rate risk is the risk that, when interest rates increase, fixed income
---------
securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. The Fund's options and futures transactions involve derivatives risk. Derivatives risk is the risk of loss from
        ----------------   ----------------
transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged.

     An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE

Y Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Growth and Income Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be
reduced.   Performance reflects fee waivers in effect.  If fee waivers were not in place, the Fund's performance would be reduced.

   YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)<F1>

                              1990           -0.28
                              1991           22.22
                              1992            5.48
                              1993            6.64
                              1994            0.14
                              1995           34.53
                              1996           24.70
                              1997           33.23
                              1998           22.44
                              1999            2.75

<F1> The total return for Retail A Shares for the six month period ended June
     30, 2000 was 5.72%.

BEST QUARTER:       Q 4       '98            17.70%

WORST QUARTER:      Q 3       '99            -9.30%

          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------

                                     1 Year        5 Years        10 Years
GROWTH AND INCOME FUND
  - Retail A Shares                   2.75%         22.97%         14.46%

S&P 500 INDEX                        21.04%         28.56%         18.21%

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


FEES AND EXPENSES OF THE FUND (Y SHARES)
----------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Y shares of the Growth and Income Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

 Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          0.75%
Distribution and Service (12b-1) Fees                     None
Other Expenses<F2>                                       0.44%
Total Annual Fund Operating Expenses                     1.19%
--------------------------------------------------------------------------------


<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.
<F2> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets.


EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the Growth and Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year   3 Years   5 Years   10 Years
                                    -------   -------   -------   --------
Growth and Income Fund - Y Shares     $121      $378      $654     $1,443

EQUITY INDEX FUND

OBJECTIVE
     The investment objective of the Equity Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P 500 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that index. The Fund uses the S&P 500 Index as the standard performance comparison because it represents approximately two-thirds of the total market value of all domestic common stocks and is well known to investors.

     The S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's selects the stocks included in the S&P 500 Index on a market capitalization basis, and the S&P 500 Index is heavily weighted toward stocks with large market capitalizations.

     Rather than using traditional methods of investment management, index funds such as the Equity Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P 500 Index.

In general, the Fund expects to hold all of the stocks included in the S&P 500 Index. The Adviser believes that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index by using a capitalization weighting and sector balancing technique.


The Adviser believes the quarterly performance of the Fund and the S&P 500 Index will be within +0.3% under normal market conditions. The Adviser believes that
               -
through the application of a capitalization weighting and sector balancing technique that it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500 Index. In the event the performance of the Fund is not comparable to the performance of the S&P 500 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Administrator or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.


The Fund may invest in futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Fund may purchase and sell futures and related options (based only on the S&P 500 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index), and to reduce transaction costs.

PRINCIPAL RISKS
     The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

     The Fund is subject to market risk.  Market risk is the risk that the value
                            -----------   -----------
of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the large-cap portion of the U.S. stock market, as measured by the S&P 500 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever large-cap stocks perform less than mid- or small-cap stocks, the Fund may under-perform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends).

If a large number of shareholders were to redeem shares, however, the Adviser may be forced to reduce the number of issuers represented in the portfolio. This could have an adverse effect on the accuracy with which the Fund matches the performance of the S&P 500 Index.

     The Adviser may be required to sell common stock if the issuer is eliminated from the S&P 500 Index. Such sales may result in:
lower prices, or losses, that may not have been incurred if the Adviser did not have to purchase or sell the securities.

The Fund's futures transactions involve derivatives risk.  Derivatives risk is
                                        ----------------   ----------------
the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

     An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund involves risk, including the risk of losing money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P 500 Index to track general stock market performance.


BAR CHART AND PERFORMANCE TABLE

Y Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Equity Index Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be
reduced.   Performance reflects fee waivers in effect.  If fee waivers were not in place, the Fund's performance would be reduced.

   YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)<F1>

                              1990           -3.29
                              1991           29.96
                              1992            6.97
                              1993            9.11
                              1994            1.02
                              1995           36.65
                              1996           22.35
                              1997           32.29
                              1998           28.40
                              1999           20.10

<F1> The total return for Retail A Shares for the six month period ended June
     30, 2000 was -0.89%.

BEST QUARTER:             Q 4     '98      21.44%

WORST QUARTER:            Q 3     '90     -13.60%


          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------

                           1 Year        5 Years        10 Years
EQUITY INDEX FUND
    - Retail A Shares      20.10%         27.81%         17.59%

S&P 500 INDEX              21.04%         28.56%         18.21%

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


FEES AND EXPENSES OF THE FUND (Y SHARES)
----------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Y shares of the Equity Index Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

 Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          0.25%
Distribution and Service (12b-1) Fees                     None
Other Expenses<F2>                                       0.42%
                                                        -------
Total Annual Fund Operating Expenses                     0.67%
Fee Waiver and Expense Reimbursements<F3>               (0.05%)
                                                        -------
Net Annual Fund Operating Expenses<F3>                   0.62%
-------------------------------------------------------------------------------

<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Y Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.62% of the Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the Equity Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year      3 Years     5 Years     10 Years
                          --------    --------     --------    --------
Equity Index Fund -
Y Shares                    $63         $209         $368        $830


GROWTH FUND

OBJECTIVE
     The Growth Fund seeks capital appreciation through investment in securities of large-sized companies. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
     Equity Securities. During normal market conditions, the Fund invests at least 65% of total assets in equity securities of large-sized companies. Most of these equity securities are publicly traded common stocks of companies incorporated in the U.S.

      The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.


Large-Sized Companies. The Fund generally invests in large-sized companies with stock market capitalizations over $3 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page 17 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with market capitalizations below $3 billion.


Other. The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, if, in the Adviser's opinion, they present opportunities for capital appreciation.

To the extent consistent with its objective, the Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

PRINCIPAL RISKS
     The principal investment risks below are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund is subject to market risk.  Market risk is the risk that the value of
                       -----------   -----------
the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest
                                                     -----------     --------
rate risk.  Credit risk is the risk that an issuer of fixed income securities
---------   -----------
may default on its obligation to pay interest and repay principal.  Interest
                                                                    --------
rate risk is the risk that, when interest rates increase, fixed income
---------
securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase, or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories have speculative characteristics, and are subject to greater credit and interest rate risk than higher rated securities.

     An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE

Y Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Growth Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be reduced. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced.

   YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)<F1>

                              1993            9.98
                              1994           -5.34
                              1995           29.72
                              1996           17.85
                              1997           22.63
                              1998           30.16
                              1999           14.03

<F1> The total return for the Retail A Shares for the six month period ended
     June 30, 2000 was 7.89%.

BEST QUARTER:           Q 4     '98        23.97%

WORST QUARTER:          Q '3    '98       -11.18%

          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------

                      1 Year        5 Years        10 Years   Since Inception
                                                              (Dec. 29, 1992)
GROWTH FUND
- Retail A Shares     14.03%         22.71%           --           16.46%

S&P 500 INDEX         21.04%         28.56%           --           21.53%

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


FEES AND EXPENSES OF THE FUND (Y SHARES)
----------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Y shares of the Growth Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

 Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          0.75%
Distribution and Service (12b-1) Fees                     None
Other Expenses<F2>                                       0.44%
Total Annual Fund Operating Expenses                     1.19%
-------------------------------------------------------------------------------

<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.
<F2> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets.


EXPENSE EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year    3 Years     5 Years   10 Years
                          --------   --------   --------   --------
Growth Fund - Y Shares      $121       $378       $654      $1,443

MIDCAP INDEX FUND

OBJECTIVE
     The investment objective of the MidCap Index Fund is to seek returns, before Fund expenses, comparable to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P MidCap 400 Index. The investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
     Under normal market conditions, the Fund intends to invest substantially all of its total assets in securities included in the S&P MidCap 400 Index, and in any event the Fund will invest at least 80% of its net assets in securities included in that index. The Fund uses the S&P MidCap 400 Index as the standard performance comparison because it is composed of 400 selected common stocks of medium-size domestic companies with market capitalizations between approximately $148 million and $13 billion.

     The S&P MidCap 400 Index is an unmanaged, capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market.

     Rather than using traditional methods of investment management, index funds such as the Firstar MidCap Index Fund are managed with the aid of a computer program. The Adviser purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks of the issuers represented in the S&P MidCap 400 Index.

The Fund does not expect to hold all of the stocks included in the S&P MidCap 400 Index at any particular time; however, the Adviser believes it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P MidCap 400 Index by using a capitalization weighting and sector balancing technique.


The Adviser believes the quarterly performance of the Fund and the S&P MidCap 400 Index will be within +0.3% under normal market conditions. The Adviser believes that through the application of a capitalization weighting and sector balancing technique it will be able to construct and maintain the Fund's investment portfolio so it reasonably tracks the performance of the S&P MidCap 400 Index. In the event the performance of the Fund is not comparable to the performance of the S&P MidCap 400 Index, the Board of Directors will examine the reasons for the deviation and the availability of corrective measures. These measures would include additional fee waivers by the Adviser and Administrator or adjustments to the Adviser's portfolio management practices. If substantial deviation in the Fund's performance continued for extended periods, it is expected the Board of Directors would consider possible changes to the Fund's investment objective.


The Fund may invest in futures contracts. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. The Fund may invest in futures contracts and options on futures contracts for hedging purposes, to have fuller exposure to price movements in a stock or bond index, to increase total return or to maintain liquidity to meet potential shareholder redemptions, invest cash balances or dividends or minimize trading costs. In addition, the Fund may purchase and sell futures and related options (based only on the S&P MidCap 400 Index) to maintain cash reserves while simulating full investment in the stocks underlying the S&P MidCap 400 Index, to keep substantially all of its assets exposed to the market (as represented by the S&P MidCap 400 Index), and to reduce transaction costs.

PRINCIPAL RISKS
     The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

     The Fund is subject to market risk.  Market risk is the risk that the value
                            -----------
of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Your investment follows the mid-cap portion of the U.S. stock market, as measured by the S&P MidCap 400 Index, during upturns as well as downturns. Because of its indexing strategy, the Fund cannot take steps to reduce market volatility or to lessen the effects of a declining market. Whenever mid-cap stocks underperform large- or small-cap stocks, the Fund may underperform funds that have exposure to those segments. Further, the Fund will not necessarily dispose of a security in response to adverse events affecting the issuer of a security (such as adverse credit factors or failure to pay dividends) if disposal would not be consistent with the Fund's indexing strategy.

     The Adviser may be required to sell common stock if the issuer is eliminated from the S&P MidCap 400 Index. Such sales may result in:
-    lower prices, or
- losses that may not have been incurred if the Adviser did not have to sell the securities.

The Fund's futures transactions involve derivatives risk.  Derivatives risk is
                                        ----------------
the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged. Futures contracts could cause the Fund to track the Index less closely if they don't perform as expected.

     The Fund's ability to duplicate the performance of the S&P MidCap 400 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as the Fund's expenses.

     An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

Standard & Poor's makes no representation or warranty regarding the advisability of investing in index funds or the ability of the S&P MidCap 400 Index to track general stock market performance.

     There is no performance information in this section for the Fund because it commenced operations on November 4, 1999.


FEES AND EXPENSES OF THE FUND (Y SHARES)
----------------------------------------
This table describes the fees and expenses you may pay if you buy and hold Y shares of the MidCap Index Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

 Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                           0.25%
Distribution and Service (12b-1) Fees                     None
Other Expenses<F2>                                        0.60%
                                                        -------
Total Annual Fund Operating Expenses                      0.85%
Fee Waivers and Expense Reimbursements<F3>              (0.10%)
                                                        -------
Net Annual Fund Operating Expenese<F3>                    0.75%
--------------------------------------------------------------------------------

<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Y Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.75% of the Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the MidCap Index Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year             3 Years
                                    --------            --------
MidCap Index Fund - Y Shares          $77                 $261

SPECIAL GROWTH FUND

OBJECTIVE
      The Special Growth Fund seeks capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
      Equity Securities/Potential Price Appreciation. The Fund selects securities based on their potential for price appreciation. During normal market conditions, the Fund invests at least 65% of total assets in equity securities of medium-sized companies. Most of these equity securities are publicly traded common stocks of companies incorporated in the U.S.

      The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.


      Medium-Sized Companies. The Fund generally invests in medium-sized companies with stock market capitalizations between $700 million and $10 billion that the Adviser considers to be well-managed and to have attractive fundamental financial characteristics (see box on page 17 for examples of these characteristics). If the market capitalization of a company in which the Fund has invested increases above $10 billion, the Fund may continue to hold the security. The Fund may also invest a portion of its assets in companies with smaller or larger market capitalizations.


      Other. The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, and may invest up to 5% of net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.

      The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment-grade at time of purchase or unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among medium-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk.  Market risk is the risk that the value of
                       -----------   -----------
the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest
                                                     -----------     --------
rate risk.  Credit risk is the risk that an issuer of fixed income securities
---------   -----------
may default on its obligation to pay interest and repay principal.  Interest
                                                                    --------
rate risk is the risk that, when interest rates increase, fixed income
---------
securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

     An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE

Y Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Special Growth Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be
reduced.   Performance reflects fee waivers in effect.  If fee waivers were not in place, the Fund's performance would be reduced.

   YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)<F1>

                              1990            1.00
                              1991           57.96
                              1992            7.22
                              1993            8.02
                              1994           -2.01
                              1995           29.63
                              1996           18.60
                              1997           17.13
                              1998            4.64
                              1999            2.28

<F1> The total return for Retail A Shares for the six month period ended June
     30, 2000 was 16.81%.

BEST QUARTER:         Q 4 '99       24.17%

WORST QUARTER:        Q 3 '98      -19.68%

          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------
                           1 Year        5 Years        10 Years
SPECIAL GROWTH FUND
    - Retail A Shares      2.28%          14.02%         13.31%

S&P 500 INDEX              21.04%         28.56%         18.21%

S&P MIDCAP 400 INDEX       14.72%         23.05%           --

The S&P 500 Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. The Index is heavily weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The S&P MidCap 400 Index is a capitalization weighted index that represents the aggregate market value of the common equity of 400 stocks chosen by S&P with a median capitalization of approximately $700 million and measures the performance of the mid-range sector of the U.S. stock market. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


FEES AND EXPENSES OF THE FUND (Y SHARES)
----------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Y shares of the Special Growth Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

 Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          0.75%
Distribution and Service Fees                             None
Other Expenses<F2>                                       0.46%
                                                        -------
Total Annual Fund Operating Expenses                     1.21%
Fee Waivers and Expense Reimbursements<F3>              (0.01%)
                                                        -------
Net Annual Fund Operating Expenses<F3>                   1.20%
--------------------------------------------------------------------------------

<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> "Other Expenses"  includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and
     (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Y Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.20% of the Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the Special Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year   3 Years   5 Years   10 Years
                                    --------  --------  --------  --------
 Special Growth Fund - Y Shares       $122      $383      $664     $1,465

EMERGING GROWTH FUND

OBJECTIVE
     The Emerging Growth Fund seeks capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
      Equity Securities/Potential Price Appreciation. The Fund selects securities based on their potential for price appreciation. During normal market conditions, the Fund invests at least 50% of total assets in equity securities. Most of these equity securities will be publicly traded common stocks of companies incorporated in the U.S.

      The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.

--------------------------------------------------------------------------------
The Fund invests primarily in small-sized companies with stock market capitalizations between $250 million and $2 billion.
--------------------------------------------------------------------------------


      Small-Sized Companies. The Fund generally invests in small-sized companies with stock market capitalizations between $250 million and $2 billion that the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 17 for examples of these characteristics). The Fund may also invest a portion of its assets in companies with larger or smaller market capitalizations.


      Other. The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks, and may invest up to 5% of net assets in other types of securities having common stock characteristics, such as rights and warrants to purchase equity securities.


      The Fund may purchase non-convertible bonds, notes, debentures, preferred stocks and other obligations that, in the opinion of the Adviser, present opportunities for capital appreciations. These obligations must be investment-grade at time of purchase or unrated but deemed comparable by the Adviser.
See "Taxable Bond Funds" for a description of investment-grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.


      At a meeting of the Firstar Board of Directors ("Firstar Board") on June 16, 2000, the Firstar Board unanimously approved the reorganization of the portfolios of Mercantile Mutual Funds, Inc. into corresponding portfolios of the Company. As part of the reorganization, the Mercantile Small Cap Equity Portfolio will be reorganized into the Firstar Emerging Growth Fund upon approval of the Funds' shareholders. Once the reorganization is consummated, the Firstar Emerging Growth Fund will adopt the investment policies of the Mercantile Small Cap Equity Portfolio, which are set forth below.

Small-Sized Companies/Potential Price Appreciation. Under normal conditions, the Fund will invest at least 65% of its total assets in common stocks of small- to medium-sized companies with market capitalizations from $100 million to $2 billion at the time of purchase and which the Adviser believes have above-average prospects for capital appreciation. Stocks purchased by the Fund may be listed on a national securities exchange or may be unlisted securities with or without an established over-the-counter market.

The Fund also may invest a portion of its assets in larger companies that the Adviser believes offer improved growth possibilities because of rejuvenated management, product changes or other developments likely to stimulate earnings or asset growth. The Fund also invests in stocks the Adviser believes are undervalued or to a limited extent in initial public offerings (IPOs) of new companies that demonstrate the potential for price appreciation. The Adviser selects stocks based on a number of factors, including historical and projected earnings, asset value, potential for price appreciation and earnings growth, and quality of the products manufactured or services offered. The Adviser uses a screening process involving a variety of quantitative techniques in evaluating prospects for capital appreciation.

      The Fund may emphasize, from time to time, particular companies or market sectors, such as technology, in attempting to achieve its investment objective.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital appreciation. The Adviser believes, however, that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

The Fund is subject to market risk.  Market risk is the risk that the value of
                       -----------   -----------
the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in debt securities are subject to credit risk and interest
                                                     -----------     --------
rate risk.  Credit risk is the risk that an issuer of fixed income securities
---------   -----------
may default on its obligation to pay interest and repay principal.  Interest
                                                                    --------
rate risk is the risk that, when interest rates increase, fixed income
---------
securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase or unrated securities of comparable quality. Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

The Fund's holdings are subject to small cap stock risks.  Smaller
                                   ---------------------
capitalization stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities. Small companies in which the Fund may invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.


Upon the reorganization described above, the following additional risks will constitute principal risks of the Fund.


To the extent that the Fund emphasizes particular companies or market sectors, such as technology, it will be especially susceptible to the risks associated with investments in those companies or market sectors. Stocks of technology companies may be subject to greater price volatility than stocks of companies in other sectors. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism.

The Fund's performance results may reflect periods of above-average performance attributable to its investing a portion of its assets in the securities of companies offering shares in IPOs. It is possible that the above-average performance of such companies may not be repeated in the future. The Adviser evaluates the rewards and risks presented by all securities purchased by the Fund and how they may advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE

Y Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the Emerging Growth Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance
would be reduced.   Performance reflects fee waivers in effect.  If fee waivers were not in place, the Fund's performance would be reduced.

   YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)<F1>

                              1998            8.25
                              1999            4.22

<F1> The total return for Retail A Shares for the six month period ended June
     30, 2000 was 14.52%.

BEST QUARTER:       Q 4 '99        24.70%

WORST QUARTER:      Q 3 '98       -19.63%


          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------
                                1 Year   5 Years   10 Years   Since Inception
                                                             (August 15, 1997)
EMERGING GROWTH FUND
     Retail A Shares             4.22%       --        --           5.88%

S&P SMALLCAP 600                12.40%      --        --            7.44%

WILSHIRE NEXT 1750 INDEX        25.32%      --        --           13.51%

RUSSELL 2000 INDEX              21.26%      --        --           13.38%

The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The Wilshire Next 1750 Index is an unmanaged index, which shows the next largest 1750 companies after the Top 750 of the Wilshire 5000 Stock Index. The Russell 2000, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

The Fund currently uses the S&P SmallCap 600 Index and Wilshire Next 1750 Index as benchmarks to assist investors measure the Fund's performance. In conjunction with the reorganization, however, it is anticipated that the Russell 2000 Index, the current benchmark of the Mercantile Small Cap Equity Portfolio, will replace the S&P SmallCap 600 Index and Wilshire Next 1750 Index as the benchmark to measure Fund performance.


FEES AND EXPENSES OF THE FUND (Y SHARES)
----------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Y shares of the Emerging Growth Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

 Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          0.75%
Distribution and Service (12b-1) Fees                     None
Other Expenses<F2>                                       0.48%
                                                        -------
Total Annual Fund Operating Expenses                     1.23%
Fee Waivers and Expense Reimbursements<F3>              (0.02%)
                                                        -------
Net Annual Fund Operating Expenses<F3>                   1.21%
--------------------------------------------------------------------------------

<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> "Other Expenses"  includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and
     (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Y Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.21% of the Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the Emerging Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year   3 Years   5 Years   10 Years
                               --------  --------  --------  --------
Emerging Growth Fund -
Y  Shares                        $123      $388      $674     $1,487

MICROCAP FUND

The MicroCap Fund is currently closed to new investors. Please see the "Purchasing Shares" section below for additional information.

OBJECTIVE
     The investment objective of the MicroCap Fund is capital appreciation. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES
      Common Stocks/Potential Price Appreciation. The Fund selects securities based on their potential for price appreciation. Most of the securities the Fund holds will be common stocks of companies incorporated in the U.S.

      The Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Adviser, and the Adviser believes potential increases in price are limited.


      Micro Capitalization Companies. At least 65% of the Fund's total assets will be invested in equity and debt securities of micro capitalization companies that, in general, the Adviser considers to be well managed and to have attractive fundamental financial characteristics (see box on page 17 for examples of these characteristics). Micro capitalization companies are those with capitalizations at the time of purchase below the median market capitalization of the Russell 2000 Index, which is currently approximately $481 million. The Fund may invest up to 35% of its assets at the time of purchase in companies in excess of the median market capitalization of the Russell 2000 Index. If the market capitalization of a company in which the Fund has invested increases above the median market capitalization of the Russell 2000 Index, the Fund may continue to hold the security.


The Adviser believes that there is greater potential for price appreciation among small-sized companies in which the Fund invests, since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market.

      The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade at the time of purchase (or unrated securities of comparable quality).

      Other. The Fund may invest up to 25% of total assets in the securities of foreign issuers, either directly or through sponsored American Depository Receipts. American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

      The Fund also invests in bonds, notes, debentures and preferred stocks convertible into common stocks.

     The Fund may purchase non-convertible debt and preferred stocks that, in the opinion of the Adviser, present opportunities for capital appreciation. These obligations must be investment grade at time of purchase or be unrated but deemed comparable by the Adviser. See "Taxable Bond Funds" for a description of investment- grade securities. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. The Adviser will consider whether to continue to hold the security.

      The Fund may acquire securities of unseasoned companies (companies with less than three years' of continuous operation) when the Adviser believes the investments offer possibilities of attractive capital appreciation, but will not invest more than 20% of the value of its total assets in the securities of unseasoned companies.


     The Fund may also participate in the initial public offering (IPO) market, and a significant portion of the Fund's returns have been attributable to its investments in IPOs.


PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest without concern for current income and are financially able to assume an above-average level of market risk in search of long-term capital gain. Market risk is the
         -----------                                       -----------
risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's expenses in a year may exceed income. There can be no assurance the investment objective of the Fund will be realized or the value of the Fund's investments will not decline in value. You should consider the Fund to be a long-term investment and not a vehicle for seeking short-term profits and income.

The Fund's investments in debt securities are subject to credit risk and
                                                         -----------
interest rate risk.  Credit risk is the risk that an issuer of fixed income
------------------   -----------
securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income
------------------
securities will decline in value. In particular, convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than higher rated securities.

The Fund's holdings are subject to micro cap stock risks.  Micro capitalization
                                   ---------------------
stocks involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements. Also securities of micro cap companies are less liquid, and are subject to liquidity risk. Liquidity risk is the risk that certain securities
           --------------   --------------
may be difficult or impossible to sell at a desirable time and price. There normally is less publicly available information concerning these securities. In addition, the Fund's investments in unseasoned companies present risks considerably greater than investments in more established companies. Further, the securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. They may be subject to wide fluctuations in market value. The trading market for any given security may be sufficiently thin as to make it difficult for the Fund to dispose of a substantial block of such securities. These securities are less liquid than other more widely traded securities. The disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when, in the Adviser's judgment, such disposition is not desirable or to make many small sales over a lengthy period of time.

     The Fund's investments in foreign securities and American Depository
Receipts are subject to foreign risks.   Foreign risks, which are not typically
                        -------------    -------------
associated with domestic issuers, result from less government regulation, less public information and less economic, political and social stability. The Fund will also be subject to the risk of negative foreign currency fluctuations. Foreign risks will normally be greatest when the Fund invests in issuers located in emerging countries.


IPOs may not be consistently available to the Fund for investing, particularly as the Fund's asset base grows. As the Fund's assets continue to grow, the effect of the Fund's investment in IPOs on its total returns may decline, which could reduce the Fund's total returns.


An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE

Y Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the MicroCap Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be
reduced.   Performance reflects fee waivers in effect.  If fee waivers were not in place, the Fund's performance would be reduced.

   YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)<F1>

                              1996           56.80
                              1997           13.63
                              1998           -2.73
                              1999          136.23

<F1> The total return for Retail A Shares for the six month period ended June
     30, 2000 was 23.58%.

BEST QUARTER:       Q 4 '99        76.70%

WORST QUARTER:      Q 3 '98       -36.87%

          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------

                           1 Year   5 Years   10 Years   Since Inception
                                                         (August 1, 1995)
MICROCAP FUND -
  Retail A Shares         136.23%      --        --           43.20%

RUSSELL 2000 INDEX         21.26%      --        --           14.06%

The Russell 2000 Index, an unmanaged index, consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by total market capitalization. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


FEES AND EXPENSES OF THE FUND (Y SHARES)
----------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Y shares of the MicroCap Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

 Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          1.50%
Distribution and Service (12b-1) Fees                     None
Other Expenses<F2>                                       0.44%
                                                        -------
Total Annual Fund Operating Expenses                     1.94%
Fee Waivers and Expense Reimbursements<F3>              (0.01%)
                                                        -------
Net Annual Fund Operating Expenses<F3>                   1.93%
--------------------------------------------------------------------------------

<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> "Other Expenses"  includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and
     (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Y Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.93% of the Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the MicroCap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 Year   3 Years   5 Years   10 Years
                               --------  --------  --------  --------
MicroCap Fund - Y Shares         $196      $608     1,046     $2,263

CORE INTERNATIONAL EQUITY FUND

OBJECTIVE
     The investment objective of the Core International Equity Fund is to provide maximum, long-term total return consistent with reasonable risk to principal. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES

     Glenmede Advisers, Inc. (the "Sub-Adviser" or "Glenmede") attempts to achieve the Fund's objective by investing primarily in common stocks and other equity securities of companies located outside the United States. The Fund expects to derive its income from primarily dividends on equity securities and also from investments in fixed income securities. The Fund is expected to diversify its investments across companies located in a number of foreign countries, which may include, but are not limited to, Japan, the United Kingdom, Germany, France, Switzerland, the Netherlands, Sweden, Australia, Hong Kong and Singapore. The Fund will invest at least 65% of its total assets in securities, such as equity securities, securities convertible into equity securities and debt, of companies based in at least three different countries, other than the United States.


     Factors considered by the Sub-Adviser in the selection of securities to buy and sell for this Fund include both country selection and stock selection. Countries are primarily selected by evaluating countries' valuations relative to their historical valuations. Economic growth, government policies and other factors are also considered. Securities are primarily selected by evaluating a security's valuation relative to the valuations of other securities in the same country. Prospective growth in company earnings, industry fundamentals, and other factors, such as low valuations relative to the universe of stocks which the Sub-Adviser would normally consider for investment, are also considered in determining which securities to buy and sell.

     When a company's growth in earnings and valuation results in price appreciation that reaches a level which meets the Fund's valuation objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition. Securities may also be sold for other reasons, such as a more favorable investment opportunity.

     As part of the reorganization between the mutual fund portfolios of the Company and Mercantile Mutual Funds, Inc., the Mercantile International Equity Portfolio will be reorganized into the Firstar Core International Equity Fund upon approval of the Funds' shareholders. In conjunction with the proposed reorganization with the Mercantile Mutual Funds, however, the Adviser has recommended the hiring of Clay Finlay, Inc. ("Clay Finlay") - the current sub-adviser to the Mercantile International Equity Portfolio - to provide sub-advisory services to the Firstar Core International Equity Fund. The hiring of Clay Finlay is contingent upon the approval of a new sub-advisory agreement by the Fund's shareholders at a meeting scheduled to be held on November 8, 2000. If approved, the Adviser anticipates that Clay Finlay will begin serving as the new Sub-Adviser to the Fund on or around November 17, 2000. It is anticipated that upon consummation of the reorganization the Firstar Core International Equity Fund will adopt the investment policies of the Mercantile International Equity Portfolio, which are set forth below.

     The Fund invests primarily in foreign common stocks, most of which will be denominated in foreign currencies. During normal market conditions, the Fund will invest substantially all (at least 80%) of its total assets in the securities of companies that derive more than 50% of their gross revenues outside the United States or have more than 50% of their assets outside the United States. Under normal market conditions, the Fund invests in equity securities from at least three foreign countries. Generally, at least 50% of the Fund's total assets will be invested in securities of companies located either in the developed countries of Western Europe or in Japan. The Fund also may invest in other developed countries in the Far East and in countries with
emerging markets or economies.   By investing in various foreign stocks, the
Fund attempts to achieve broad diversification and to take advantage of differences between economic trends and the performance of securities markets in different countries, regions and geographic areas. In selecting stocks, the Sub-Adviser determines which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool which focuses on valuation ranges. The Sub-Adviser focuses on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. The Sub-Adviser also uses fundamental analysis by evaluating balance sheets, market share and strength of management.

PRINCIPAL RISKS
     The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock market movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

     The Fund is subject to market risk.  Market risk is the risk that the value
                            -----------
of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. The Fund's investments in foreign securities are subject to foreign risks. Foreign
                                                        -------------
stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.


     Upon the reorganization described above, the following additional risks will constitute principal risks of the Fund.

     Foreign risks will normally be greatest when the Fund invests in issues located in emerging countries. The governments and economies of emerging countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments. The Fund is also subject to currency risk
                                                            -------------
which is the potential for price fluctuations in the dollar value of the foreign securities which the Fund holds because of changing currency exchange rates.


     An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, including the risk that you may lose money.

     There is no performance information in this section for the Fund because it commenced operations on November 4, 1999.


FEES AND EXPENSES OF THE FUND (Y SHARES)
----------------------------------------
This table describes the fees and expenses you may pay if you buy and hold Y shares of the Core International Equity Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          1.00%
Distribution and Service (12b-1) Fees                     None
Other Expenses<F2>                                       0.57%
                                                        -------
Total Annual Fund Operating Expenses                     1.57%
Fee Waivers and Expense Reimbursements<F3>              (0.06%)
                                                        -------
Net Annual Fund Operating Expenses<F3>                   1.51%
--------------------------------------------------------------------------------

<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above, and (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Y Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.51% of the Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the Core International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                    1 Year        3 Years
                                                   --------       --------
Core International Equity Fund - Y Shares            $154           $490

INTERNATIONAL EQUITY FUND

OBJECTIVE
     The investment objective of the International Equity Fund is to seek capital appreciation through investing in foreign securities which the Sub-Adviser believes are undervalued. This investment objective may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

PRINCIPAL INVESTMENT STRATEGIES

--------------------------------------------------------------------------------
The Fund's policy under normal market conditions is to invest at least 65% of its total assets in foreign common stocks, convertible securities, rights to purchase equity securities, and warrants. UNDER NORMAL MARKET CONDITIONS, AT LEAST 80% OF ASSETS WILL BE INVESTED IN THREE COUNTRIES OTHER THAN THE U.S.
--------------------------------------------------------------------------------

     Hansberger Global Investors, Inc. (the "Sub-Adviser" or "HGI") chooses securities based on a long-term investment perspective. The Sub-Adviser seeks opportunities to invest in many countries and believes that this international search provides flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities.

      The Sub-Adviser may sell a security for reasons including those relating to fundamental deterioration or valuation. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment community due to a specific issue, such as a loss of a customer or pricing pressure in the industry. The Sub-Adviser may sell for reasons relating to valuation when for example a security's price has reached a target specified by the Sub-Adviser, and the Sub-Adviser believes potential increases in price are limited.

     The Fund generally invests in common stocks, but may also invest in preferred stocks and certain rated or unrated debt securities when the Sub-Adviser believes there's a potential for appreciation. The Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored:
American Depository Receipts
European Depository Receipts
Global Depository Receipts, and
other depository receipts

      American Depository Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issues by a foreign issuer. American Depository Receipts may be listed on a national securities exchange or may trade in the over-the-counter market. American Depository Receipts are denominated in U.S. dollars. The underlying securities may be denominated in a foreign currency.

     The Fund may also invest in:
closed-end investment companies holding foreign securities options on securities and securities indices futures contracts and related options

PRINCIPAL RISKS
     The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The Fund may be suitable for you only if you are prepared to invest for the long-term and are not seeking to speculate on short-term stock market movements. The Fund's value is expected to be volatile as a result of its investment in foreign securities.

     The Fund is subject to market risk.  The Fund's investments in foreign
                            -----------
securities, ADRs, EDRs and GDRs are subject to foreign risks.  In unsponsored
                                               -------------
ADR programs, the issuer may not be directly involved in arranging its securities to be traded in the form of depository receipts. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depository receipts. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. GDRs are receipts structured similarly to EDRs and are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

The Fund's investments in convertible securities are subject to credit risk.
                                                                -----------
Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. The Fund intends to invest no more than 5% of net assets in securities rated non-investment grade (or equivalent rating by an agency recognized in the local market) at the time of purchase (or unrated securities deemed to be of comparable quality). Convertible securities and obligations rated in the lowest of the top four rating categories are subject to greater credit and interest rate risk than
                                                    ------------------
higher rated securities.

The emerging country securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard.

The Fund's investments in options and futures involve derivatives risk.  This is
                                                      ----------------
the risk of loss from transactions which may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves and may be leveraged.

Secondary markets generally do not exist for forward foreign currency contracts, and there is no assurance that the Fund will be able to close out a forward currency contract or close it out at a favorable price.

Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE

Y Shares of the Funds are new and have no performance history. For this reason, the performance information shown below is for another class of shares (Retail A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.

The following bar chart and table provide an indication of the risks of investing in the International Equity Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Prior to January 10, 1995, the Fund offered to investors one series of shares with neither a sales charge nor a service fee. For periods prior to January 10, 1995, performance does not reflect service organization fees. If the service organization fees were reflected, performance would be reduced. Performance does not reflect the sales load applicable to Retail A shares. If the sales load were reflected, performance would be
reduced.   Performance reflects fee waivers in effect.  If fee waivers were not in place, the Fund's performance would be reduced.

Effective September 2, 1997, Hansberger Global Investors, Inc. became investment Sub-Adviser to the Fund.

   YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)<F1>

                              1995            4.27
                              1996            4.70
                              1997          -10.71
                              1998           -9.69
                              1999           29.72

<F1> The total return for Retail A Shares for the six month period ended June
     30, 2000 was (6.58)%.

BEST QUARTER:       Q 2 '99        14.87%

WORST QUARTER:      Q 3 '98       -21.10%


          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (RETAIL A SHARES)
--------------------------------------------------------------------------------

                                1 Year   5 Years   10 Years  Since Inception
                                                            (April 28, 1994)
INTERNATIONAL EQUITY FUND
     - Retail A Shares          29.72%    2.69%       --          1.58%

MSCI/EAFE INDEX                 26.96%    12.83%      --         11.21%

The Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI/EAFE") is a widely recognized unmanaged index composed of 20 European and Pacific Basin countries. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.


FEES AND EXPENSES OF THE FUND (Y SHARES)
----------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Y shares of the International Equity Fund.


SHAREHOLDER FEES
(fees paid directly from your investment)

 Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering price)           None
Maximum Deferred Sales Charge (Load)
  (as a percentage of offering price)                     None
Maximum Sales Charge (Load)
  Imposed on Reinvested  Dividends                        None
Redemption Fees                                         None<F1>
Exchange Fees                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                                          1.34%
Distribution and Service (12b-1) Fees                     None
Other Expenses<F2>                                       0.67%
                                                        -------
Total Annual Fund Operating Expenses                     2.01%
Fee Waivers and Expense Reimbursements<F3>              (0.19%)
                                                        -------
Net Annual Fund Operating Expenses<F3>                   1.82%
--------------------------------------------------------------------------------

<F1> A fee of $15.00 is charged for each non-systematic withdrawal from a retirement account for which Firstar Bank, N.A. is custodian.

<F2> Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above , and
     (2) the payment of a shareholder servicing fee to institutions under a Service Plan (described below under "Investing with Firstar Funds -- Shareholder Organizations") equal to 0.25% of the Fund's average daily net assets.

<F3> The Adviser has contractually agreed to waive fees and reimburse other expenses for Y Shares of the Fund until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 1.82% of the Fund's average daily net assets for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in Y Shares of the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years   10 Years
                                         -------- ---------  --------  --------
International Equity Fund - Y Shares.      $185      $612     $1,065    $2,322


TYPES OF INVESTMENT RISK
The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Additional Statement referred to on the back cover.


GENERAL RISKS OF INVESTING IN EACH OF THE FUNDS

--------------------------------------------------------------------------------
Complete Investment Program - All Funds
--------------------------------------------------------------------------------
An investment in a single Fund, by itself, does not constitute a complete investment plan.

--------------------------------------------------------------------------------
Credit Risk - Money Market Funds, Bond Funds, Balanced Funds, and any other Fund to the extent that it invests in fixed-income securities
--------------------------------------------------------------------------------
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk"-- the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements which each Fund may enter.

Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

--------------------------------------------------------------------------------
Derivatives Risk - All Funds
--------------------------------------------------------------------------------
The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments which may be leveraged. A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

Investment by the Taxable Bond Funds in collateralized mortgage obligations and mortgage- and asset-backed securities are subject to derivatives risk.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

--------------------------------------------------------------------------------
Interest Rate Risk - Money Market Funds, Bond Funds, Balanced Funds and any other Fund to the extent that it invests in fixed-income securities
--------------------------------------------------------------------------------
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Therefore, the risk of interest rate fluctuation is greater in the case of the Bond IMMDEX/TM Fund and the Tax-Exempt Intermediate Bond Fund than in the case of the Short-
Term Bond Market Fund or the Money Market Funds.   Changes in interest rates may
also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Stripped securities in which the Taxable Bond Funds and Balanced Funds may invest and zero coupon securities in which the Taxable Bond Funds may invest are subject to greater interest rate risk than may of the more typical fixed income securities.

--------------------------------------------------------------------------------
Liquidity Risk - All Funds
--------------------------------------------------------------------------------
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Funds may purchase, short-term funding agreements which the Money Market Fund and Institutional Money Market Fund may purchase, the guaranteed investment contracts which the Taxable Bond Funds may purchase and the futures contracts in which the Taxable Bond Funds, Growth and Income Fund, Equity Index Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund may engage. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. Each Fund may invest up to 15% of its net assets at the time of purchase, in securities that are illiquid, except that each Money Market Fund may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser (or Sub-Adviser) determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

--------------------------------------------------------------------------------
Management Risk - All Funds
--------------------------------------------------------------------------------
A strategy which the Adviser (or Sub-Adviser) uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser and each Sub-Adviser may not change certain investment practices of the Fund without shareholder vote. These policies of each Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

--------------------------------------------------------------------------------
Market Risk - All Funds
--------------------------------------------------------------------------------
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

--------------------------------------------------------------------------------
Nonprincipal Strategy Risks - All Funds
--------------------------------------------------------------------------------
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risk involved -- are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

--------------------------------------------------------------------------------
Portfolio Turnover Risk - All Funds
--------------------------------------------------------------------------------
The Adviser and Sub-Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. It may also result in higher short-term capital gains taxable to shareholders. See "Financial
Highlights" for the Funds' historical portfolio turnover rates.   The Money
Market Funds may have high portfolio turnover, but brokerage commissions are not normally paid on Money Market instruments. Portfolio turnover is not expected to have a material effect on the Money Market Funds' net investment income.

--------------------------------------------------------------------------------
Valuation Risk - All Funds
--------------------------------------------------------------------------------
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.


ADDITIONAL RISKS WHICH APPLY TO INVESTMENT IN CERTAIN OF THE FUNDS

--------------------------------------------------------------------------------
Extension Risk -  Taxable Bond Funds, Balanced Funds and Money Market Funds
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

Foreign Risks - Core International Equity Fund; International Equity Fund; each other Fund -- other than the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund -- to the extent it invests in foreign securities When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Foreign risks will normally be greatest when a Fund invests in issuers located in emerging markets. Securities issued in emerging market countries, in particular, may be more sensitive to certain economic changes and less liquid. These countries are located in the Asia/Pacific region, Eastern Europe, Latin and South America and Africa. In general, the securities markets of these countries are less liquid, are subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities prior to receiving payment and also be unable to complete transactions during market disruptions. As a result of these and other risks, investments in these countries generally present a greater risk of loss to a Fund.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds, other than the money market funds, may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. The International Equity Fund and Core International Equity Fund may hedge against foreign currency risk, and the other Funds may do so on unsettled trades, but none of the Funds is required to do so.

The International Equity Fund also may invest in obligations of foreign countries and political entities ("sovereign debt"), which may trade at a substantial discount from face value. An issuer of sovereign debt may be unwilling or unable to repay interests and principal as due. The Fund may purchase Brady Bonds as part of its investment in sovereign debt of countries that have restructured or are restructuring their sovereign debt pursuant to the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their external debt. Investments in Brady Bonds can be viewed as speculative.




--------------------------------------------------------------------------------
Prepayment Risk - Taxable Bond Funds, Balanced Funds and Money Market Funds
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates.
These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

--------------------------------------------------------------------------------
Small and MidCap Stock Risk - Special Growth Fund, MidCap Index Fund, Emerging Growth Fund and MicroCap Fund (with respect to Small Cap Stock)
--------------------------------------------------------------------------------
Smaller and medium capitalization stocks involve greater risks than those associated with larger, more established companies. Small and medium company stocks may be subject to more abrupt or erratic price movements, for reasons including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Also, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small and medium cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information
concerning these securities.   Small and medium companies in which the Funds may
invest may have limited product lines, markets or financial resources, or may be dependent on a small management group. In particular, investments in unseasoned companies present risks considerably greater than investments in more established companies.

--------------------------------------------------------------------------------
Tax Risk - Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund and Tax-Exempt Intermediate Bond Fund
--------------------------------------------------------------------------------
These Funds may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect a Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.

--------------------------------------------------------------------------------
Temporary Investment Risk - All Funds other than the Index Funds
--------------------------------------------------------------------------------
Each of the Funds may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments (except for the MicroCap Fund, which may invest up to 30% of its assets in money market instruments for temporary defensive purposes). This may occur for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. In particular, the U.S. Treasury Money Market Fund may temporarily hold cash; the Tax-Exempt Money Market Fund and the Tax-Exempt Intermediate Bond Fund may, from time to time, hold uninvested cash reserves or invest in short-term taxable money market obligations (taxable obligations purchased by each Fund normally will not exceed 20% of total assets at the time of purchase); and the International Equity Fund and Core International Equity Fund may invest in money market securities denominated in
U.S. or foreign currency.   When a Fund's assets are invested in these
instruments, the Fund may not be achieving its investment objective.

ADDITIONAL RISKS WHICH APPLY TO PARTICULAR TYPES OF SECURITIES

--------------------------------------------------------------------------------
Government Obligations - Money Market Funds other than the Tax-Exempt Money Market Fund, Taxable Bond Funds, Balanced Funds
--------------------------------------------------------------------------------
In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities when it is not obligated to do so by law.

--------------------------------------------------------------------------------
Mortgage-Backed and Asset-Backed Securities - Taxable Bond Funds and Balanced Funds
--------------------------------------------------------------------------------
Each of these Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). In addition to credit and market risk, mortgage- and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline. However when interest rates decline the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. The relative payment rights of certain types of mortgage-backed securities may make them subject to greater volatility and interest rate risk than other types of mortgage-backed securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws.
Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. In times of financial stress, the secondary market for asset-backed securities may not be as liquid as the market for other types of securities which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

--------------------------------------------------------------------------------
Borrowings, Reverse Repurchase Agreements - All Funds
--------------------------------------------------------------------------------

Each Fund may borrow money to the extent allowed (as described in the Additional Statement) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.


--------------------------------------------------------------------------------
Short Sales - MicroCap Fund, Emerging Growth Fund
--------------------------------------------------------------------------------
Short selling is the selling of securities which have been borrowed on the expectation that the market price will drop. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline in price.

--------------------------------------------------------------------------------
Options - Taxable Bond Funds, Balanced Funds and Equity Funds other than the Core International Equity Fund
--------------------------------------------------------------------------------
An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser or Sub-Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser or Sub-Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The Funds, other than the International Equity Fund, may purchase put and call options in an amount not to exceed 5% of their respective net assets. The International Equity Fund may purchase put and call options without limit.

The Taxable Bond Funds and International Equity Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the
Adviser (or the Sub-Adviser).   Closing transactions in certain options are
usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is covered. A Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the Fund's assets subject to options written by the Taxable Bond Funds, Growth and Income, Equity Index, MicroCap, MidCap Index, Special Growth and Emerging Growth Funds will not exceed 5%, 25%, 5%, 5%, 5%, 5% and 5%, respectively, of the value of its net assets during the current year. The International Equity Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter. During the current year the aggregate value of the International Equity Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets. In order to close out an option position, a Fund will be required to enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

The Special Growth Fund, Emerging Growth Fund, MicroCap Fund, International Equity Fund and the Balanced Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security.

The International Equity Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option; however the Fund assumes the risk that the value of the security will decline before the exercise date, in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

--------------------------------------------------------------------------------
Futures Contracts and Related Options - Taxable Bond Funds, Balanced Funds and Equity Funds
--------------------------------------------------------------------------------
A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. The Core International Equity Fund may invest in futures but may not invest in options. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. The Funds may buy and sell futures contracts and related options on foreign exchanges or boards of trade (which do not offer the same protections as U.S. exchanges).

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

The Taxable Bond Funds and Growth and Income Fund intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. The Equity Index Fund, MidCap Index Fund and International Equity Fund intend to limit their transactions in futures contracts so that not more than 10%, 10% and 25% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.

Guaranteed Investment Contracts and Zero Coupon Securities - Taxable Bond Funds The Taxable Bond Funds may purchase guaranteed investment contracts ("GIC's") issued by highly rated U.S. insurance companies, and zero coupon securities. GIC's are subject to liquidity risk, which is the risk that certain securities may be difficult or impossible to sell at a desirable time and price.

INVESTING WITH FIRSTAR FUNDS
This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

SHARE CLASSES AVAILABLE

The Firstar Funds offer two classes of Shares in the Money Market Funds, Retail A Shares and Institutional Shares, and four classes of Shares in the Non-Money Market Funds; Retail A, Retail B, Y and Institutional. Institutional Shares of the Money Market Funds and Y Shares of the non-Money Market Funds are only offered in this prospectus. Other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services. Information regarding those other share classes may be obtained by calling the number on the back cover of this prospectus.

INSTITUTIONAL SHARES (MONEY MARKET FUNDS)
No sales charge
    Available for:

     - All shareholders of the Money Market Funds who were exchanged into Institutional Shares during or about November, 2000 in connection with the Firstar Reorganization, and who have continuously maintained an account with the Company;
     - Trust, agency or custodial accounts opened through Firstar Bank, N.A.;
     - Employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned Institutional shares prior to June 18, 1999). Plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration will become eligible for Institutional shares when such plans grow to $1 million or greater as further described in the Additional Statement;
     - all clients of Firstar Investment Research & Management Co. ("FIRMCO");
     - those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including TD Waterhouse.


Check with your broker-dealer to see if you qualify for Institutional shares.

Y  SHARES
No sales charge
    Available for:

     - All shareholders of the Non-Money Market Funds who will be exchanged into Y Shares during or about November 2000 in connection with the Firstar Reorganization, and who have continuously maintained an account with the Company;
     - Financial institutions such as banks, trust companies and thrift institutions, that are purchasing shares on behalf of discretionary and non-discretionary accounts for which they do not receive account level asset based management fees.


A securities dealer, broker, financial institution or other industry professional ("Shareholder Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.

SHAREHOLDER ORGANIZATIONS
The Funds have adopted separate service plans for the Institutional Shares of the Money Market Funds, and for the Y Shares of the non-Money Market Funds (the "Plans"), under which the Funds may pay service fees for shareholder services to Institutional and Y shareholders. Under the Plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for shareholder support services.

Shareholder support services may include:

- assisting investors in processing purchase, exchange and redemption requests
-    processing dividend and distribution payments from the Fund
- providing information periodically to customers showing their positions in Fund shares
-    providing sub-accounting
-    forwarding sales literature and advertising

Payments to shareholder organizations, including affiliates of the Adviser, under the Plans, are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Under the Plans, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations' to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

PURCHASING SHARES


The MicroCap Fund is currently closed to new investors. However, this Fund will continue to accept additional share purchases from existing shareholders in existing accounts or new accounts of which an existing shareholder is a full or partial owner. The Fund will also accept purchases through reinvestment of dividend and capital gain distributions. The Fund may open to new investors in the future at the discretion of the Adviser based on various factors, including assets under management and current investment opportunities.


Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

MINIMUM INVESTMENTS

There is no minimum initial or subsequent investment for Institutional and Y Shares of the Funds.

BUYING SHARES

Purchase requests for a Money Market Fund received in proper form before 11:30 a.m. Central time on a business day for the Funds generally are processed at 11:30 a.m. Central time on the same day. In order to be processed at 11:30 a.m. Central time, payment must be received in immediately available funds wired to the transfer agent by the close of business. All checks received will be processed at that day's closing price.

Purchase requests accompanied by a check or wire payment for the Money Market Funds which are received at or after 11:30 a.m. Central time, and purchase requests accompanied by a check or wire payment for any other Fund which are received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.

--------------------------------------------------------------------------------
                  OPENING AN ACCOUNT                ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
Through a     Contact your Shareholder           Contact your Shareholder
Shareholder   Organization                       Organization
Organization
--------------------------------------------------------------------------------
By Mail       Complete an application and mail   Make your check payable to
              it along with a check payable to   Firstar Funds.  Please include
              Firstar Funds, P.O. Box 3011       number your sixteen-digit
              Milwaukee, WI  53201-3011:         account on your check and mail
              For overnight delivery mail to:    it to the address at the left.
              615 E. Michigan St.,
              Milwaukee, WI 53202.
--------------------------------------------------------------------------------
By Wire       Call 1-800-677-FUND prior to       Call 1-800-677-FUND prior to
              sending the wire in order to       sending the wire in order to
              obtain a confirmation number and   obtain a confirmation number
              to ensure prompt and accurate      and to ensure prompt and
              handling of funds. Ask your bank   accurate handling of funds. Ask
              to transmit immediately available  your bank to transmit
              funds by wire in the amount of     immediately available funds by
              your purchase to:                  wire as described at the left.
              Firstar Bank, N.A.                 Please include your
              ABA # 0420-00013                   sixteen-digit account number.
              Firstar Trust Department           The Fund and its transfer agent
              Account # 112-952-137              are not responsible for the
              for further credit to [name of     consequences of delays
              Fund]                              resulting from the banking or
              [name/title on the account.]       Federal Reserve Wire system,
              The Fund and its transfer agent    or from incomplete wiring
              are not responsible for the        instructions.
              consequences of delays resulting
              from the banking or Federal
              Reserve Wire system, or from
              incomplete wiring instructions.
--------------------------------------------------------------------------------
Internet      Not available                      Use Firstar Funds Direct to
www.firstarfunds.com                             exchange from another Firstar
                                                 Fund account with the same
                                                 registration including name,
                                                 address and taxpayer ID number.
                                                 Purchase additional shares
                                                 using an electronic funds
                                                 transfer from your banking
                                                 institution for payment.
                                                 Call 1-800-677-FUND to
                                                 authorize this service.
--------------------------------------------------------------------------------
By Telephone  Call 1-800-677-FUND to exchange    Call 1-800-677-FUND to exchange
Exchange      from another Firstar Fund account  from another Firstar Fund
              with the same registration         account with the same
              including name, address and        registration including name,
              taxpayer ID number.                address and taxpayer ID number.

--------------------------------------------------------------------------------
Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Additional Information on Buying Shares
--------------------------------------------------------------------------------
- The Funds will not accept payment in cash or third party checks for the purchase of shares.

- Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

- Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

--------------------------------------------------------------------------------
For Owners of Y and Institutional Shares
--------------------------------------------------------------------------------

All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

REDEEMING SHARES

                                 SELLING SHARES

Redemption requests for a Money Market Fund received by the transfer agent by phone before 11:30 a.m. Central time on a business day for the Funds generally are processed at 11:30 a.m. Central time on the same day. Redemption requests for Money Market Funds received at or after 11:30 a.m. Central time and redemption requests for other Funds received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

-------------------------------------------------------------------------------
Through a     Contact your Shareholder Organization
Shareholder
Organization
-------------------------------------------------------------------------------
By Phone      Call 1-800-677-FUND with your account name, sixteen digit
              account number and amount of redemption (minimum $500).
              Redemption proceeds will only be sent to a shareholder's
              address or bank account of a commercial bank located within the
              United States as shown on the transfer agent's records.
              (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).
-------------------------------------------------------------------------------
By Mail       Mail your instructions to the Firstar Funds, P.O. Box 3011,
              Milwaukee, WI  53201-3011 (via overnight delivery to 615 E.
              Michigan Street, Milwaukee, WI 53202).  Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer
              identification number.  Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account.  If the redemption amount exceeds
              $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.
-------------------------------------------------------------------------------
Internet              Use Firstar Funds Direct to redeem up to $25,000.
www.firstarfunds.com  Call 1-800-677-FUND to authorize this service.

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

--------------------------------------------------------------------------------
The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.
--------------------------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

--------------------------------------------------------------------------------
Telephone Requests
--------------------------------------------------------------------------------

In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and, except for transactions in Money Market Funds, confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

--------------------------------------------------------------------------------
Check Redemption (U.S. Treasury Money Market Fund Only)
--------------------------------------------------------------------------------

You may request on the purchase application or by written request that a Fund provides Redemption Checks ("Checks"). Checks may be made payable in the amount of $250 or more. Any Checks drawn on a joint account will only require one signature. There is no charge for the use of the Checks; however, the transfer agent will impose a $25 charge for stopping payment of a Check upon your request, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on each Fund accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

CHECKS ARE NOT AVAILABLE FOR NON-MONEY MARKET FUNDS, U.S. GOVERNMENT MONEY MARKET FUND, TAX-EXEMPT MONEY MARKET FUND, IRAS OR OTHER RETIREMENT PLANS FOR WHICH FIRSTAR ACTS AS CUSTODIAN.

--------------------------------------------------------------------------------
Certificates
--------------------------------------------------------------------------------
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

--------------------------------------------------------------------------------
Additional Redemption Information
--------------------------------------------------------------------------------
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

--------------------------------------------------------------------------------
Accounts Below the Minimum Balance
--------------------------------------------------------------------------------
If your account falls below $1,000, other than due to market fluctuations, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. A Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.

--------------------------------------------------------------------------------
EXCHANGING SHARES
--------------------------------------------------------------------------------

Generally, any share class of a Firstar Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund at the time of the exchange. Listed below are permitted exchanges between different share classes of the Funds:

- Retail B Shares of a non-money market fund may be exchanged for Retail A Shares of a money market fund (except Retail B Shares are not exchangeable for any shares of the Institutional Money Market Fund).
- Y Shares of a non-money market fund are exchangeable for Institutional Shares of a money market fund.

Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Retail B Shares acquired in an exchange and Money Market Fund Shares acquired in an exchange for Retail B Shares will be subject to a contingent deferred sales charge upon redemption in accordance with this Prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B Shares.

Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Funds or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. However, Firstar reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

-    Exchanges are available only in states where exchanges may be legally made.

-    The minimum amount which may be exchanged is $1,000.

- If any portion of the shares to be exchanged represents an investment made by check, a Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

- It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in this Prospectus.

Additional Shareholder Services

--------------------------------------------------------------------------------
Shareholder Reports
--------------------------------------------------------------------------------
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed to Money Market Shareholders monthly, summarizing all transactions. For all other funds, account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

--------------------------------------------------------------------------------
Firstar Funds Website (www.firstarfunds.com)
--------------------------------------------------------------------------------
The site offers educational information and interactive financial planning tools as well as product-specific information.


Generally, shareholders can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.


Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in the prospectus.

--------------------------------------------------------------------------------
Automated Teleresponse Service
--------------------------------------------------------------------------------
Shareholders using a touch-tone telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

--------------------------------------------------------------------------------
Retirement Plans
--------------------------------------------------------------------------------
The Fund offers individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

ADDITIONAL INFORMATION

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------
Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by a Fund, of the Money Market Funds are declared on each business day on the shares that are outstanding immediately after 11:30 a.m. Central time (12:30 P.M. Central time for Institutional Money Market) on the declaration date.


Dividends from net investment income of the Bond Funds are declared and paid monthly. Dividends from net investment income of the Balanced Income, Balanced Growth, Growth and Income, Equity Index and MidCap Index Funds are declared and paid quarterly. Dividends from net investment income of the Growth, Special Growth, Emerging Growth, MicroCap, Core International Equity and International Equity Funds are declared and paid annually. Any capital gains are distributed annually. A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.

--------------------------------------------------------------------------------
Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
--------------------------------------------------------------------------------


If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

--------------------------------------------------------------------------------
Federal Taxes
--------------------------------------------------------------------------------

Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.


In the case of any Fund other than a Money Market Fund, you should note that if you purchase Shares just prior to a capital gains distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares, including an exchange for Shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The International Equity Fund and Core International Equity Fund. It is expected that the International Equity Fund and Core International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund and Core International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each Shareholder, which would allow each Shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

The Tax-Exempt Money Market Fund and Tax-Exempt Intermediate Bond Fund. It is expected that the Tax-Exempt Money Market Fund and Tax-Exempt Intermediate Bond Fund will distribute dividends derived from interest earned on Exempt Securities, and these "exempt interest dividends" will be exempt income for Shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains will generally be taxable to you as capital gains. It is expected that the Tax-Exempt Intermediate Bond Fund may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to you as ordinary income.


Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Money Market Fund and Tax-Exempt Intermediate Bond Fund generally will not be deductible for federal income tax purposes.


You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Money Market Fund and Tax-Exempt Intermediate Bond Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any Share and the Share is held by you for six months or less, any loss on the sale or exchange of the Share will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

--------------------------------------------------------------------------------
State and Local Taxes
--------------------------------------------------------------------------------
Shareholders may also be subject to state and local taxes on distributions and
redemptions.   State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.


MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
Advisory Services
--------------------------------------------------------------------------------


FIRMCO, a Wisconsin Limited Liability Company and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $35.3 billion in assets under management.


Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales (except for the Core International Equity and International Equity Funds). Subject to the general supervision of the Board of Directors and in accordance with the respective investment objectives and policies of the Core International Equity and International Equity Funds, the Adviser is responsible for each Fund's investment program, general investment criteria and policies.


The Adviser has retained Hansberger Global Investors, Inc. ("HGI") as Sub-Adviser for the International Equity Fund, a Delaware corporation founded in 1994, with its principal office at 515 East Las Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301, currently has $2.9 billion in assets under management. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, HGI formulates and implements a continuous investment program for the International Equity Fund.


The Adviser has retained Glenmede Advisers, Inc. as Sub-Adviser for the Core International Equity Fund. Prior to September 1, 2000, The Glenmede Trust Company, an affiliate of Glenmede Advisers, Inc. ("Glenmede"), was the Sub-Adviser to the Core International Equity Fund. Glenmede is a limited purpose trust company chartered in 1956, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103. Glenmede currently has over $17 billion in assets in the accounts for which it serves in various capacities including as executor, trustee or investment advisor. Subject to the oversight and supervision of the Fund's Board of Directors and Adviser, Glenmede formulates and implements a continuous investment program for the Core International Equity Fund.


At a meeting of the Firstar Board of Directors ("Firstar Board") on June 16, 2000, the Adviser recommended, and the Firstar Board unanimously approved, the reorganization of the mutual fund portfolios of Mercantile Mutual Funds, Inc. into the corresponding portfolio of the Company. As part of the reorganization, the International Equity Portfolio of Mercantile Mutual Funds, Inc. will be reorganized into the Core International Equity Fund. In conjunction with the reorganization, the Adviser also recommended the hiring of Clay Finlay - the current sub-adviser to the Mercantile International Equity Portfolio - to provide sub-advisory services to the Firstar Core International Equity Fund.
The hiring of Clay Finlay is contingent upon the approval of a new sub-advisory agreement by the Fund's shareholders at a meeting scheduled to be held on November 8, 2000. If Clay Finlay is hired as the new sub-adviser to the Fund, the sub-advisory agreement with Glenmede will be terminated. If approved, the Adviser anticipates that Clay Finlay will begin serving as the new sub-adviser on or about November 17, 2000.

Clay Finlay, Inc. ("Clay Finlay"), which was formed in 1982, is a registered investment adviser and a wholly owned subsidiary of United Asset Management Corporation ("UAM"), a financial services holding company. On June 19, 2000, UAM announced that it had entered into an agreement with Old Mutual plc, a South African financial services company, pursuant to which Old Mutual would acquire UAM. The transaction is expected to be completed by the end of 2000. Clay Finlay's principal office is located at 200 Park Avenue, 56th Floor, New York, NY 10166.

The Adviser (or Sub-Adviser for the Core International Equity Fund and International Equity Fund, respectively) is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser (or Sub-Advisers), to take into account the sale of Fund shares if the Adviser (or Sub-Adviser for the Core International Equity Fund or International Equity Fund, respectively) believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

For the fiscal year ended October 31, 1999, the Adviser received from each Fund a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of the Fund's average daily net assets): 0.49% for the U.S. Treasury Money Market Fund, 0.50% for the U.S. Government Money Market Fund, 0.49% for the Tax-Exempt Money Market Fund, 0.32% for the Short-Term Bond Market Fund, 0.35% for the Intermediate Bond Market Fund, 0.32% for the Tax-Exempt Intermediate Bond Fund, 0.30% for the Bond IMMDEXa Fund, 0.45% for the Balanced Income Fund, 0.68% for the Balanced Growth Fund, 0.75% for the Growth and Income Fund, 0.18% for the Equity Index Fund, 0.75% for the Growth Fund, 0.01% for the MidCap Index Fund, 0.73% for the Special Growth Fund, 0.72% for the Emerging Growth Fund, 1.50% for the MicroCap Fund, 1.08% for the International Equity Fund and 0.03% for the Core International Equity Fund.

Glenmede is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the Core International Equity Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.50% on the Fund's first $50 million and 0.30% of the Fund's average daily net assets in excess of $50 million.

If the new sub-advisory agreement is approved by shareholders, Clay Finlay will be entitled to a fee, computed daily and paid monthly, at the following annual rates: 0.75% of the first $50 million of the Fund's average daily net assets, plus 0.25% of the Fund's average daily net assets in excess of $100 million.

HGI is entitled to a fee, payable by the Adviser, for its services and expenses incurred with respect to the International Equity Fund. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Fund's average daily net assets): 0.75% on the Fund's first $25 million, 0.50% of the next $75 million and 0.35% of the Fund's average daily net assets in excess of $100 million.

--------------------------------------------------------------------------------
Fund Managers
--------------------------------------------------------------------------------


Richard Burling and Bradley Peters co-manage the Short-Term Bond Market Fund. Mr. Burling is a Senior Vice President and Senior Portfolio Manager of FIRMCO. He has been with FIRMCO and its affiliates since 1980 and has 17 years of investment management experience. Mr. Peters is a Vice President and Portfolio Manager of FIRMCO. He has been with FIRMCO since 1993 and has 18 years of investment management experience. Mr. Peters is a Certified Public Accountant, a Certified Financial Planner, and a Certified Management Accountant. Mr. Burling and Mr. Peters have managed the Fund since February 14, 2000.

David Bethke and Steven Jones co-manage the Intermediate Bond Market Fund. Mr. Bethke has 19 years of investment management experience and has been with FIRMCO and its affiliates since 1987. Mr. Jones has 19 years of investment management experience and has been with FIRMCO and its affiliates since 1990. Mr. Bethke and Mr. Jones have managed the Fund since February 14, 2000.


Peter Merzian manages the Tax-Exempt Intermediate Bond Fund. Mr. Merzian joined FIRMCO and its affiliates in 1993 and has 12 years of investment management experience. He has managed the Fund since February 14, 2000.


George Schupp and David Bethke co-manage the Bond IMMDEX/TM Fund.  Mr.
Schupp serves as FIRMCO's Director of Fixed Income Services. He has 24 years of investment management experience and has been with Firstar since 1983. Mr. Schupp and Mr. Bethke have managed the Fund since February 14, 2000.

Marian Zentmyer and David Bethke co-manage the Balanced Income Fund. Ms. Zentmyer serves as FIRMCO's Chief Equity Investment Officer. She has been with FIRMCO and its affiliates since 1982 and has 21 years of investment management experience. Ms. Zentmyer is a Certified Financial Planner. Ms. Zentmyer has managed the Fund since its inception on December 1, 1997. Mr. Bethke has managed the Fund since February 14, 2000.

Walter Dewey and George Schupp co-manage the Balanced Growth Fund.  Mr.
Dewey serves as a Senior Vice President and Senior Portfolio Manager with FIRMCO. He has been with FIRMCO and its affiliates since 1986 and has 16 years of investment management experience. Mr. Dewey has managed the Fund since November 8, 1999. Mr. Schupp has managed the Fund since February 14, 2000.

Marian Zentmyer and Leon Dodge co-manage the Growth and Income Fund. Ms. Zentmyer has managed the Fund since February 1993. Mr. Dodge joined FIRMCO in September 2000 and has 23 years of investment management experience. He has managed the Fund since September 2000.

Walter Dewey and Jan Snorek co-manage the Growth Fund. Mr. Dewey has managed the Fund since July 1997 and Ms. Snorek has managed the Fund since September 2000. Ms. Snorek is an Assistant Vice President with FIRMCO and has been with FIRMCO and its affiliates since 1999. She has nine years of investment management experience.

Todd Krieg and Matt D'Attilio co-manage the Special Growth Fund. Mr. Krieg is a Senior Vice President and Senior Portfolio Manager of FIRMCO. Mr.
Krieg has been with FIRMCO and its affiliates since 1992 and has seven years of investment management experience. Mr. Krieg has managed the Fund since September 1, 1994. Mr. D'Attilio is a Senior Vice President and Senior Portfolio Manager of FIRMCO and has been with FIRMCO and its affiliates since 1993. He has six years of investment management experience and has managed the Fund since December 1, 1998.

David Lettenberger and John Potter co-manage the Emerging Growth Fund, each since September 2000. Mr. Lettenberger is a Vice President and Portfolio Manager with FIRMCO and has been with FIRMCO and its affiliates since 1999. Mr. Potter joined FIRMCO in September 2000 and has six years of investment management experience.

Joe Frohna and Barry Randall co-manage the MicroCap Fund. Mr. Frohna is a Senior Vice President and Senior Portfolio Manager with FIRMCO and has been with FIRMCO and its affiliates since 1995. He has seven years of investment management experience and has managed the Fund since September 1997. Mr. Randall is a Vice President and Portfolio Manager with FIRMCO and has been with FIRMCO and its affiliates since May 2000. He has seven years of investment management experience.


The portfolio management team of James Chaney, John Fenley, John Hock and Victoria Gretzky manages the International Equity Fund for HGI. Mr. Chaney is primarily responsible for the day to day management of the Fund. Mr. Chaney joined HGI as Chief Investment Officer in 1996 and has 15 years of investment management experience. Prior to joining HGI, he was Executive Vice President of Templeton Worldwide, Inc. and a senior member of its Portfolio Management/Strategy Committee. John Fenley joined HGI in 1997 as a Vice President of Research and has 10 years of investment management experience. Prior to joining HGI, he developed and managed the Institutional Investment
Department for SunTrust Bank, South Florida.   John Hock joined HGI in 1996 as a
research analyst. Prior to joining HGI, he was a senior analyst in the global securities research and economics group at Merrill Lynch. Victoria Gretzky joined HGI in 1995 as a research analyst. From 1993 to 1996, prior to joining HGI, she was a research analyst for Optimum Consulting, a Russian based firm which specialized in restructuring Russian companies during privatization.

Andrew B. Williams manages the Core International Equity Fund for Glenmede. Mr. Williams joined Glenmede in 1985, has been a portfolio manager with Glenmede since 1988 and a Senior Vice President of Glenmede since 1997.

If the sub-advisory agreement with Clay Finlay is approved, Frances Dakers will manage the Core International Equity Fund for Clay Finlay. Ms. Dakers is a principal and senior portfolio manager of Clay Finlay. Ms. Dakers has been with Clay Finlay since January 1992 and has managed the Mercantile International Equity Fund since it began operations in 1994.

--------------------------------------------------------------------------------
Administrative Services
--------------------------------------------------------------------------------
      Firstar Mutual Fund Services, LLC serves as the Administrator and receives fees for those services.

--------------------------------------------------------------------------------
Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent
--------------------------------------------------------------------------------

     Firstar Mutual Fund Services, LLC, an affiliate of the Adviser, provides transfer agency, dividend disbursing agency and accounting services for the Funds and receive fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

NET ASSET VALUE AND DAYS OF OPERATION

The price of the Y Shares is based on net asset value per share. This amount is calculated separately for the Y class of shares by dividing the value of all securities and other assets attributable to the Y class, less the liabilities attributable to the class, by the number of outstanding shares of the class.
The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

--------------------------------------------------------------------------------
Money Market Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Company intends to use its best efforts to maintain the net asset value of each Money Market Fund at $1.00 per share, although there is no assurance that it will be able to do so.
--------------------------------------------------------------------------------

The net asset value of the money market funds for purposes of pricing purchase and redemption orders is determined as of 11:30 a.m. Central time and as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day on which both the Exchange is open for trading and the Federal Reserve Banks' Fedline System is open. Shares of the Funds are not priced on days the Exchange is closed. For a complete list of days the exchange is closed, please see the Additional Statement. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding shares.

                  Net asset value is computed using the amortized cost method as permitted by SEC rules.

--------------------------------------------------------------------------------
Non-Money Market Funds
--------------------------------------------------------------------------------

                  Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange, normally, 3:00 p.m. Central time, on each day the Exchange is open for trading. For a complete list of days the exchange is closed, please see the Additional Statement.

The Funds' investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

                Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. A Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of a Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                Each Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

                Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. Foreign securities held by the International Equity Fund may trade in their local markets on days the Fund is closed, and the Fund's net asset value may, therefore, change on days when investors may not purchase or redeem Fund shares.


APPENDIX

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the period ended April 30, 2000, has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, and incorporated by reference into the Additional Statement, both of which are available upon request. The Fund's unaudited financial statements for the six-month period ended April 30, 2000 are included in the Semi-Annual Report. Those unaudited financial statements are also incorporated into the Additional Statement. Contact Firstar Mutual Fund Services, LLC for a free copy of the Annual Report, Semi-Annual Report or Additional Statement.
During the periods shown, the Funds did not offer Y Shares, nor Institutional Shares for its Money Market Funds. Accordingly, there are no financial highlights for these Classes.



MONEY MARKET FUNDS

                                  NET ASSET             DIVIDENDS   NET ASSET
                                   VALUE,       NET      FROM NET    VALUE,
                                  BEGINNING  INVESTMENT INVESTMENT   END OF
                                  OF PERIOD    INCOME     INCOME     PERIOD
                                  ---------  ---------  ---------   ---------
U.S. TREASURY
MONEY MARKET FUND
Year Ended October 31, 1995         $1.00      $0.05    $(0.05)       $1.00
Year Ended October 31, 1996          1.00       0.05     (0.05)        1.00
Year Ended October 31, 1997          1.00       0.05     (0.05)        1.00
Year Ended October 31, 1998          1.00       0.05     (0.05)        1.00
Year Ended October 31, 1999          1.00       0.04     (0.04)        1.00
Six Months Ended April 30, 2000
(unaudited)                          1.00       0.02     (0.02)        1.00

U.S. GOVERNMENT
MONEY MARKET FUND
Year Ended October 31, 1995          1.00       0.05     (0.05)        1.00
Year Ended October 31, 1996          1.00       0.05     (0.05)        1.00
Year Ended October 31, 1997          1.00       0.05     (0.05)        1.00
Year Ended October 31, 1998          1.00       0.05     (0.05)        1.00
Year Ended October 31, 1999          1.00       0.04     (0.04)        1.00
Six Months Ended April 30, 2000
(unaudited)                          1.00       0.02     (0.02)        1.00

TAX-EXEMPT
MONEY MARKET FUND
Year Ended October 31, 1995          1.00   0.03<F4>     (0.03)        1.00
Year Ended October 31, 1996          1.00   0.03<F4>     (0.03)        1.00
Year Ended October 31, 1997          1.00   0.03<F4>     (0.03)        1.00
Year Ended October 31, 1998          1.00   0.03<F4>     (0.03)        1.00
Year Ended October 31, 1999          1.00   0.03<F4>     (0.03)        1.00
Six Months Ended April 30, 2000
(unaudited)                          1.00   0.02<F4>     (0.02)        1.00


                                    SUPPLEMENTAL DATA AND RATIOS
                                  --------------------------------
                                     NET       RATIO   RATIO OF NET
                                   ASSETS,     OF NET   INVESTMENT
                                   END OF     EXPENSES  INCOME TO
                                   PERIOD    TO AVERAGE  AVERAGE      TOTAL
                                   (000S)    NET ASSETS NET ASSETS   RETURN
                                  ---------  ---------  ---------   ---------
U.S. TREASURY
MONEY MARKET FUND
Year Ended October 31, 1995       $64,655  0.60%<F1>  5.04%<F1>       5.16%
Year Ended October 31, 1996        53,430  0.60%<F1>  4.70%<F1>       4.80%
Year Ended October 31, 1997        78,478  0.60%<F1>  4.67%<F1>       4.80%
Year Ended October 31, 1998        91,872  0.60%<F1>  4.62%<F1>       4.71%
Year Ended October 31, 1999        95,539  0.71%<F1>  3.94%<F1>       4.01%
Six Months Ended April 30, 2000
(unaudited)                       116,687      0.75%      4.67%   2.34%<F5>
                                            <F1><F5>   <F1><F5>
U.S. GOVERNMENT
MONEY MARKET FUND
Year Ended October 31, 1995       163,068  0.60%<F2>  5.24%<F2>       5.37%
Year Ended October 31, 1996       198,334  0.60%<F2>  4.84%<F2>       4.96%
Year Ended October 31, 1997       198,592  0.60%<F2>  4.83%<F2>       4.99%
Year Ended October 31, 1998       233,176  0.60%<F2>  4.90%<F2>       4.97%
Year Ended October 31, 1999       209,015  0.68%<F2>  4.30%<F2>       4.37%
Six Months Ended April 30, 2000
   (unaudited)                     61,186      0.72%      4.77%   2.46%<F5>
                                            <F2><F5>   <F2><F5>
TAX-EXEMPT
MONEY MARKET FUND
Year Ended October 31, 1995        84,084  0.60%<F3>  3.36%<F3>       3.42%
Year Ended October 31, 1996        79,328  0.60%<F3>  3.09%<F3>       3.13%
Year Ended October 31, 1997       108,639  0.60%<F3>  3.06%<F3>       3.12%
Year Ended October 31, 1998       122,451  0.60%<F3>  3.02%<F3>       3.04%
Year Ended October 31, 1999       153,189  0.71%<F3>  2.51%<F3>       2.53%
Six Months Ended April 30, 2000
(unaudited)                       158,938      0.72%      3.01%   1.50%<F5>
                                            <F3><F5>   <F3><F5>

<F1> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997,1996, 1995 would have been 0.75%, 0.74%, 0.77%, 0.78%,
     0.80%, 0.83%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 4.67%,
     3.91%, 4.45%, 4.49%, 4.50%, 4.81%,  respectively.

<F2> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.79%, 0.69%, 0.71%, 0.70%,
     0.71%, 0.75%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997,1996, 1995 would have been 4.70%, 4.29%,
     4.79%, 4.73%, 4.73%, 5.09%, respectively.

<F3> Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997,1996, 1995 would have been 0.72%, 0.73%, 0.75%, 0.75%,
     0.78%, 0.84%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 3.01%,
     2.49%, 2.87%, 2.91%, 2.91%, 3.12%, respectively.

<F4> For the Tax-Exempt Money Market Fund, substantially all investment income is exempt from federal income tax.

<F5> Not annualized.

RETAIL A SHARE
BOND FUNDS
                                                       INCOME FROM
                                                  INVESTMENT OPERATIONS
                                            ---------------------------------
                                                       NET REALIZED
                                                      AND UNREALIZED
                                  NET ASSET              GAINS OR     TOTAL
                                   VALUE,       NET      (LOSSES)     FROM
                                  BEGINNING  INVESTMENT     ON     INVESTMENT
                                  OF PERIOD  INCOME<F1> SECURITIES OPERATIONS
                                  ---------  ---------- ----------  ---------
SHORT-TERM BOND MARKET
Year Ended October 31, 1995<F7>    $10.03     $ 0.61     $ 0.24      $ 0.85
Year Ended October 31, 1996         10.28   0.58<F8>     (0.03)        0.55
Year Ended October 31, 1997         10.25       0.60       0.02        0.62
Year Ended October 31, 1998         10.27       0.58       0.07        0.65
Year Ended October 31, 1999         10.34       0.54     (0.22)        0.32
Six Months Ended
April 30, 2000 (unaudited)          10.12       0.28     (0.09)        0.19

INTERMEDIATE BOND MARKET
Year Ended October 31, 1995<F7>      9.67       0.60       0.53        1.13
Year Ended October 31, 1996         10.21   0.56<F8>     (0.02)        0.54
Year Ended October 31, 1997         10.19       0.58       0.12        0.70
Year Ended October 31, 1998         10.31       0.57       0.19        0.76
Year Ended October 31, 1999         10.50       0.56     (0.39)        0.17
Six Months Ended
April 30, 2000 (unaudited)          10.10       0.30     (0.18)        0.12

TAX-EXEMPT INTERMEDIATE BOND
Year Ended October 31, 1995<F7>      9.78       0.42       0.45        0.87
Year Ended October 31, 1996         10.23   0.40<F8>     (0.01)        0.39
Year Ended October 31, 1997         10.21       0.42       0.14        0.56
Year Ended October 31, 1998         10.35       0.41       0.17        0.58
Year Ended October 31, 1999         10.52       0.42     (0.40)        0.02
Six Months Ended
April 30, 2000 (unaudited)          10.12       0.21     (0.09)        0.12

BOND IMMDEX/TM
Year Ended October 31, 1995<F7>     25.67       1.68       2.30        3.98
Year Ended October 31, 1996         27.82   1.61<F8>     (0.26)        1.35
Year Ended October 31, 1997         27.54       1.66       0.64        2.30
Year Ended October 31, 1998         28.16       1.64       0.85        2.49
Year Ended October 31, 1999         29.01       1.64     (1.66)      (0.02)
Six Months Ended
April 30, 2000 (unaudited)          27.36       0.86     (0.37)        0.49


                                         LESS DISTRIBUTIONS
                                  -------------------------------
                                  DIVIDENDS
                                    FROM   DISTRIBUTIONS            NET ASSET
                                     NET        FROM                 VALUE,
                                 INVESTMENT   CAPITAL     TOTAL      END OF
                                   INCOME      GAINS  DISTRIBUTIONS  PERIOD
                                  ---------  ---------  ---------   --------
SHORT-TERM BOND MARKET
Year Ended October 31, 1995<F7>  $ (0.60)       $ --   $ (0.60)     $ 10.28
Year Ended October 31, 1996        (0.58)         --     (0.58)       10.25
Year Ended October 31, 1997        (0.60)         --     (0.60)       10.27
Year Ended October 31, 1998        (0.58)         --     (0.58)       10.34
Year Ended October 31, 1999        (0.54)         --     (0.54)       10.12
Six Months Ended
   April 30, 2000 (unaudited)      (0.28)         --     (0.28)       10.03

INTERMEDIATE BOND MARKET
Year Ended October 31, 1995<F7>    (0.59)         --     (0.59)       10.21
Year Ended October 31, 1996        (0.56)         --     (0.56)       10.19
Year Ended October 31, 1997        (0.58)         --     (0.58)       10.31
Year Ended October 31, 1998        (0.57)         --     (0.57)       10.50
Year Ended October 31, 1999        (0.56)     (0.01)     (0.57)       10.10
Six Months Ended
   April 30, 2000 (unaudited)      (0.30)         --     (0.30)        9.92

TAX-EXEMPT INTERMEDIATE BOND
Year Ended October 31, 1995<F7>    (0.42)         --     (0.42)       10.23
Year Ended October 31, 1996        (0.41)         --     (0.41)       10.21
Year Ended October 31, 1997        (0.42)         --     (0.42)       10.35
Year Ended October 31, 1998        (0.41)         --     (0.41)       10.52
Year Ended October 31, 1999        (0.41)     (0.01)     (0.42)       10.12
Six Months Ended
   April 30, 2000 (unaudited)      (0.21)     (0.04)     (0.25)        9.99

BOND IMMDEX/TM
Year Ended October 31, 1995<F7>    (1.79)     (0.04)     (1.83)       27.82
Year Ended October 31, 1996        (1.63)         --     (1.63)       27.54
Year Ended October 31, 1997        (1.68)         --     (1.68)       28.16
Year Ended October 31, 1998        (1.64)         --     (1.64)       29.01
Year Ended October 31, 1999        (1.63)         --     (1.63)       27.36
Six Months Ended
   April 30, 2000 (unaudited)      (0.85)         --     (0.85)       27.00




                                                                  SUPPLEMENTAL DATA AND RATIOS
                                                       -------------------------------------------------
                                                      NET ASSETS,         RATIO OF NET        RATIO OF NET         PORTFOLIO
                                     TOTAL           END OF PERIOD        EXPENSES TO     INVESTMENT INCOME TO      TURNOVER
                                   RETURN<F2>            (000S)        AVERAGE NET ASSETS  AVERAGE NET ASSETS       RATE<F9>
                                   ----------          ----------          ----------          ----------          ----------
SHORT-TERM BOND MARKET
Year Ended October 31, 1995<F7>         8.74%            $ 47,730           0.69%<F3>           6.04%<F3>             100.58%
Year Ended October 31, 1996             5.54%              58,843           0.75%<F3>           5.67%<F3>              59.62%
Year Ended October 31, 1997             6.21%              65,567           0.75%<F3>           5.79%<F3>              77.12%
Year Ended October 31, 1998             6.58%              75,410           0.75%<F3>           5.67%<F3>              78.20%
Year Ended October 31, 1999             3.16%              65,490           0.81%<F3>           5.27%<F3>              52.28%
Six Months Ended
   April 30, 2000 (unaudited)      1.89%<F10>              54,738      0.82%<F3><F10>      5.53%<F3><F10>         33.23%<F10>

INTERMEDIATE BOND MARKET
Year Ended October 31, 1995<F7>        12.04%              11,576           0.69%<F4>           6.07%<F4>              66.69%
Year Ended October 31, 1996             5.51%              17,392           0.75%<F4>           5.59%<F4>              59.29%
Year Ended October 31, 1997             7.09%              20,691           0.75%<F4>           5.71%<F4>              40.61%
Year Ended October 31, 1998             7.57%              29,550           0.75%<F4>           5.50%<F4>              27.29%
Year Ended October 31, 1999             1.66%              33,779           0.81%<F4>           5.47%<F4>              64.07%
Six Months Ended
   April 30, 2000 (unaudited)      1.17%<F10>              29,683      0.82%<F4><F10>      6.06%<F4><F10>         46.03%<F10>

TAX-EXEMPT INTERMEDIATE BOND
Year Ended October 31, 1995<F7>         9.07%               7,711           0.71%<F5>           4.25%<F5>              44.13%
Year Ended October 31, 1996             3.87%              10,690           0.75%<F5>           3.99%<F5>              30.46%
Year Ended October 31, 1997             5.60%              19,199           0.75%<F5>           4.11%<F5>              11.22%
Year Ended October 31, 1998             5.73%              32,466           0.75%<F5>           4.00%<F5>              14.38%
Year Ended October 31, 1999             0.14%              20,016           0.89%<F5>           3.91%<F5>              21.77%
Six Months Ended
   April 30, 2000 (unaudited)      1.14%<F10>              14,798      0.92%<F5><F10>      4.14%<F5><F10>         10.68%<F10>

BOND IMMDEX/TM
Year Ended October 31, 1995<F7>        16.05%              21,875           0.64%<F6>           6.31%<F6>              41.67%
Year Ended October 31, 1996             5.06%              42,671           0.68%<F6>           5.98%<F6>              33.38%
Year Ended October 31, 1997             8.68%              64,144           0.67%<F6>           6.08%<F6>              35.12%
Year Ended October 31, 1998             9.11%              95,301           0.67%<F6>           5.77%<F6>              20.07%
Year Ended October 31, 1999           (0.05)%              95,635           0.72%<F6>           5.80%<F6>              57.04%
Six Months Ended
   April 30, 2000 (unaudited)      1.82%<F10>              83,806      0.73%<F6><F10>      6.30%<F6><F10>         33.11%<F10>



<F1>   For the Tax-Exempt Intermediate Bond Fund, substantially all investment income is exempt from federal income tax.

<F2>   The total return calculation for the Funds does not reflect the maximum sales charge of 4.00%.

<F3>   Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 3l, 1999, 1998, 1997, 1996, 1995 would have been 1.11%, 1.09%, 1.11%,
       1.11%, 1.12%, 1.10%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 5.24%, 4.99%, 5.31%, 5.43%, 5.30%, 5.63%, respectively.

<F4>   Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 3l, 1999, 1998, 1997, 1996, 1995 would have been 0.94%, 0.95%, 0.96%,
       0.98%, 0.99%, 0.98%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 5.94%, 5.33%, 5.29%, 5.48%, 5.35%, 5.78%, respectively.


<F5>   Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 3l, 1999, 1998, 1997, 1996, 1995 would have been 1.11%, 1.07%, 1.06%,
       1.13%, 1.22%, 1.20%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 3.95%, 3.73%, 3.69%, 3.73%, 3.52%, 3.76%, respectively.


<F6>   Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 3l, 1999, 1998, 1997, 1996, 1995 would have been 0.73%, 0.74%, 0.74%,
       0.74% ,0.75%, 0.71%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 6.30%, 5.78%, 5.70%, 6.01%, 5.91%, 6.24%, respectively.

<F7>   On January 9, 1995, all previously existing series of shares of each
       Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareowners exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994, through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.

<F8>   Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

<F9>   Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F10>  Not Annualized.

RETAIL A SHARE
EQUITY FUNDS
                                                  INCOME FROM INVESTMENT
                                                        OPERATIONS
                                            ---------------------------------
                                                       NET REALIZED
                                                      AND UNREALIZED
                                  NET ASSET     NET      GAINS OR     TOTAL
                                   VALUE,    INVESTMENT  (LOSSES)     FROM
                                  BEGINNING    INCOME       ON     INVESTMENT
                                  OF PERIOD    (LOSS)   SECURITIES OPERATIONS
                                  ---------  ---------  ---------   ---------
BALANCED INCOME
Dec. 1, 1997<F1> through
    Oct. 31,1998                  $10.00  $0.28<F13>      $0.96       $1.24
Year Ended October 31, 1999        11.00        0.28       0.38        0.66
Six Months Ended
April 30, 2000 (unaudited)         10.94   0.13<F12>       0.21        0.34

BALANCED GROWTH
Year Ended October 31, 1995<F12>   22.10        0.49       3.77        4.26
Year Ended October 31, 1996        25.89      0.4714       2.64        3.11
Year Ended October 31, 1997        27.98        0.58       4.19        4.77
Year Ended October 31, 1998        30.48        0.56       1.86        2.42
Year Ended October 31, 1999        29.82        0.49       1.19        1.68
Six Months Ended
   April 30, 2000 (unaudited)      30.06        0.26       4.21        4.47

GROWTH AND INCOME
Year Ended October 31, 1995<F12>   23.09        0.37       5.14        5.51
Year Ended October 31, 1996        27.62   0.42<F14>       6.61        7.03
Year Ended October 31, 1997        33.07        0.37       8.92        9.29
Year Ended October 31, 1998        39.24        0.36       6.55        6.91
Year Ended October 31, 1999        44.41        0.29       4.92        5.21
Six Months Ended
   April 30, 2000 (unaudited)      46.08        0.07       2.70        2.77

EQUITY INDEX
Year Ended October 31, 1995<F12>   33.41        0.70       7.70        8.40
Year Ended October 31, 1996        41.07   0.77<F14>       8.69        9.46
Year Ended October 31, 1997        49.40   0.80<F13>      14.33       15.13
Year Ended October 31, 1998        63.11        0.84      12.58       13.42
Year Ended October 31, 1999        74.58        0.80      17.75       18.55
Six Months Ended
   April 30, 2000 (unaudited)      91.83   0.40<F12>       5.72        6.12

GROWTH
Year Ended October 31, 1995<F12>   21.47      (0.02)       4.16        4.14
Year Ended October 31, 1996        25.58 (0.07)<F14>       4.81        4.74
Year Ended October 31, 1997        30.32 (0.05)<F14>       6.30        6.25
Year Ended October 31, 1998        35.27 (0.02)<F13>       5.66        5.64
Year Ended October 31, 1999        35.72 (0.12)<F13>       6.42        6.30
Six Months Ended
   April 30, 2000 (unaudited)       37.96     (0.07)       7.08        7.01

MIDCAP  INDEX
Nov. 4, 1999<F1> through
   April 30, 2000 (unaudited)       10.00       0.04       1.65        1.69

SPECIAL GROWTH
Year Ended October 31, 1995<F12>   33.19      (0.07)       8.49        8.42
Year Ended October 31, 1996        41.40 (0.13)<F14>       4.70        4.57
Year Ended October 31, 1997        41.38 (0.20)<F14>       8.44        8.24
Year Ended October 31, 1998        44.36 (0.24)<F13>     (2.07)      (2.31)
Year Ended October 31, 1999        37.59 (0.08)<F13>       0.60        0.52
Six Months Ended
   April 30, 2000 (unaudited)      37.80      (0.22)      11.63       11.41

EMERGING GROWTH
Aug. 15, 1997<F1> through
   Oct 31,1997                     10.00        0.02       0.29        0.31
Year Ended October 31, 1998        10.31   0.03<F13>     (0.71)      (0.68)
Year Ended October 31, 1999         9.56      (0.02)     (0.24)      (0.26)
Six Months Ended
   April 30, 2000 (unaudited)       9.29      (0.05)       3.48        3.43

MICROCAP
Aug. 1, 1995<F1> through
   June 30, 1996                   10.00      (0.02)       6.10        6.08
July 1, 1996 through
   Oct. 31, 1996                   15.42 (0.08)<F14>       0.82        0.74
Year Ended October 31, 1997        16.16 (0.18)<F14>       4.24        4.06
Year Ended October 31, 1998        17.47 (0.25)<F13>     (3.17)      (3.42)
Year Ended October 31, 1999        12.38 (0.26)<F14>       9.71        9.45
Six Months Ended
   April 30, 2000 (unaudited)      21.80      (0.19)      14.80       14.61

CORE INTERNATIONAL EQUITY
Nov. 4, 1999<F1> through
   April 30, 2000 (unaudited)      10.00        0.02     (0.08)      (0.06)

INTERNATIONAL EQUITY<F10>
Year Ended October 31, 1995<F12>   19.99        0.08     (0.87)      (0.79)
Year Ended October 31, 1996        19.15   0.07<F14>       1.43        1.50
Year Ended October 31, 1997        20.21   0.06<F14>     (1.10)      (1.04)
Year Ended October 31, 1998        18.58   0.20<F13>     (3.15)      (2.95)
Year Ended October 31, 1999        15.18        0.03       3.62        3.65
Six Months Ended
   April 30, 2000 (unaudited)      18.53 (0.05)<F13>     (0.23)      (0.28)


                                         LESS DISTRIBUTIONS
                                 ----------------------------------
                                  DIVIDENDS
                                    FROM   DISTRIBUTIONS            NET ASSET
                                     NET        FROM                 VALUE,
                                 INVESTMENT   CAPITAL     TOTAL      END OF
                                   INCOME      GAINS  DISTRIBUTIONS  PERIOD
                                  ---------  ---------  ---------   ---------
BALANCED INCOME
Dec. 1, 1997<F1> through
    Oct. 31,1998                $ (0.24)        $ --   $ (0.24)     $ 11.00
Year Ended October 31, 1999       (0.28)      (0.44)     (0.72)       10.94
Six Months Ended
   April 30, 2000 (unaudited)     (0.12)      (0.20)     (0.32)       10.96

BALANCED GROWTH
Year Ended October 31, 1995<F12>  (0.47)          --     (0.47)       25.89
Year Ended October 31, 1996       (0.47)      (0.55)     (1.02)       27.98
Year Ended October 31, 1997       (0.59)      (1.68)     (2.27)       30.48
Year Ended October 31, 1998       (0.58)      (2.50)     (3.08)       29.82
Year Ended October 31, 1999       (0.49)      (0.95)     (1.44)       30.06
Six Months Ended
  April 30, 2000 (unaudited)      (0.26)      (1.67)     (1.93)       32.60

GROWTH AND INCOME
Year Ended October 31, 1995<F12>  (0.38)      (0.60)     (0.98)       27.62
Year Ended October 31, 1996       (0.39)      (1.19)     (1.58)       33.07
Year Ended October 31, 1997       (0.39)      (2.73)     (3.12)       39.24
Year Ended October 31, 1998       (0.35)      (1.39)     (1.74)       44.41
Year Ended October 31, 1999       (0.35)      (3.21)     (3.56)       46.06
Six Months Ended
  April 30, 2000 (unaudited)      (0.05)      (3.90)     (3.95)       44.90

EQUITY INDEX
Year Ended October 31, 1995<F12>  (0.68)      (0.06)     (0.74)       41.07
Year Ended October 31, 1996       (0.78)      (0.35)     (1.13)       49.40
Year Ended October 31, 1997       (0.81)      (0.61)     (1.42)       63.11
Year Ended October 31, 1998       (0.84)      (1.11)     (1.95)       74.58
Year Ended October 31, 1999       (0.83)      (0.47)     (1.30)       91.83
Six Months Ended
  April 30, 2000 (unaudited)      (0.39)      (2.08)     (2.47)       95.48

GROWTH
Year Ended October 31, 1995<F12>  (0.03)          --     (0.03)       25.58
Year Ended October 31, 1996           --          --         --       30.32
Year Ended October 31, 1997           --      (1.30)     (1.30)       35.27
Year Ended October 31, 1998       (0.02)      (5.17)     (5.19)       35.72
Year Ended October 31, 1999       (0.02)      (4.04)     (4.06)       37.96
Six Months Ended
   April 30, 2000 (unaudited)         --      (2.03)     (2.03)       42.94

MIDCAP INDEX
Nov. 4, 1999<F1> through
   April 30, 2000 (unaudited)     (0.04)          --     (0.04)       11.65

SPECIAL GROWTH
Year Ended October 31, 1995<F12>      --      (0.21)     (0.21)       41.40
Year Ended October 31, 1996           --      (4.59)     (4.59)       41.38
Year Ended October 31, 1997           --      (5.26)     (5.26)       44.36
Year Ended October 31, 1998           --      (4.46)     (4.46)       37.59
Year Ended October 31, 1999           --      (0.31)     (0.31)       37.80
Six Months Ended
   April 30, 2000 (unaudited)         --      (0.79)     (0.79)       48.42

EMERGING GROWTH
Aug. 15, 1997<F1> through
Oct 31, 1997                          --          --         --       10.31
Year Ended October 31, 1998       (0.02)      (0.05)     (0.07)        9.56
Year Ended October 31, 1999       (0.01)          --     (0.01)        9.29
Six Months Ended
   April 30, 2000 (unaudited)         --          --         --       12.72

MICROCAP
Aug. 1, 1995<F1> through
   June 30, 1996                  (0.04)      (0.62)     (0.66)       15.42
July 1, 1996 through
   Oct. 31,1996                       --          --         --       16.16
Year Ended October 31, 1997           --      (2.75)     (2.75)       17.47
Year Ended October 31, 1998           --      (1.67)     (1.67)       12.38
Year Ended October 31, 1999           --      (0.03)     (0.03)       21.80
Six Months Ended
   April 30, 2000 (unaudited)         --      (6.13)     (6.13)       30.28

CORE INTERNATIONAL EQUITY
Nov. 4, 1999<F1> through
   April 30, 2000 (unaudited)     (0.01)          --     (0.01)        9.93

INTERNATIONAL EQUITY<F10>
Year Ended October 31, 1995<F12>  (0.04)      (0.01)     (0.05)       19.15
Year Ended October 31, 1996       (0.07)      (0.37)     (0.44)       20.21
Year Ended October 31, 1997       (0.13)      (0.46)     (0.59)       18.58
Year Ended October 31, 1998       (0.08)      (0.37)     (0.45)       15.18
Year Ended October 31, 1999       (0.30)          --     (0.30)       18.53
Six Months Ended
  April 30, 2000 (unaudited)      (0.01)          --     (0.01)       18.23


                                                                  SUPPLEMENTAL DATA AND RATIOS
                                                       -------------------------------------------------
                                                      NET ASSETS,         RATIO OF NET  RATIO OF NET INVESTMENT    PORTFOLIO
                                     TOTAL           END OF PERIOD        EXPENSES TO       INCOME (LOSS) TO        TURNOVER
                                  RETURN<F11>            (000S)        AVERAGE NET ASSETS  AVERAGE NET ASSETS      RATE<F15>
                                   ----------          ----------          ----------          ----------          ----------
BALANCED INCOME
Dec. 1, 1997<F1> through
   Oct. 31,1998                    12.46%<F2>             $10,614      1.00%<F3><F16>      2.82%<F3><F16>          58.33%<F2>
Year Ended October 31, 1999             6.01%              13,087          1.18%<F16>          2.59%<F16>              48.46%
Six Months Ended
   April 30, 2000 (unaudited)        3.20<F2>              11,413      1.22%<F3><F16>      2.50%<F3><F16>          93.42%<F2>

BALANCED GROWTH
Year Ended October 31, 199512          19.55%              21,832          0.94%<F17>          2.05%<F17>              61.87%
Year Ended October 31, 1996            12.30%              29,034          1.00%<F17>          1.80%<F17>              63.91%
Year Ended October 31, 1997            18.07%              44,026          1.00%<F17>          2.06%<F17>              69.90%
Year Ended October 31, 1998             8.60%              59,657          1.00%<F17>          1.91%<F17>              56.44%
Year Ended October 31, 1999             5.56%              53,807          1.18%<F17>          1.59%<F17>              69.42%
Six Months Ended
   April 30, 2000 (unaudited)      15.29%<F2>              53,470      1.22%<F3><F17>      1.62%<F3><F17>          81.13%<F2>

GROWTH AND INCOME
Year Ended October 31, 1995<F12>       24.75%              42,424          1.09%<F18>          1.51%<F18>              47.85%
Year Ended October 31, 1996            26.62%              71,310          1.15%<F18>          1.42%<F18>              51.37%
Year Ended October 31, 1997            30.47%             128,070          1.12%<F18>          1.09%<F18>              31.36%
Year Ended October 31, 1998            18.08%             190,331          1.12%<F18>          0.86%<F18>              48.56%
Year Ended October 31, 1999            11.78%             194,089          1.17%<F18>          0.74%<F18>              62.20%
Six Months Ended
   April 30, 2000 (unaudited)       6.43%<F2>             181,142      1.19%<F3><F18>      0.33%<F3><F18>          91.87%<F2>

EQUITY INDEX
Year Ended October 31, 1995<F12>       25.79%              18,663          0.66%<F19>          2.14%<F19>               4.61%
Year Ended October 31, 1996            23.36%              39,656          0.66%<F19>          1.76%<F19>               7.48%
Year Ended October 31, 1997            31.08%              76,866          0.63%<F19>          1.40%<F19>               9.81%
Year Ended October 31, 1998            21.63%             110,129          0.58%<F19>          1.18%<F19>               2.91%
Year Ended October 31, 1999            25.01%             142,247          0.61%<F19>          0.92%<F19>              13.95%
Six Months Ended
   April 30, 2000 (unaudited)       6.64%<F2>             146,680      0.62%<F3><F18>      0.85%<F3><F19>           2.80%<F2>

GROWTH
Year Ended October 31, 1995<F12>       19.31%              10,105          1.09%<F20>       (0.06)% <F20>              49.84%
Year Ended October 31, 1996            18.53%              16,636          1.15%<F20>       (0.29)% <F20>              56.75%
Year Ended October 31, 1997            21.30%              25,043          1.14%<F20>       (0.16)% <F20>              62.09%
Year Ended October 31, 1998            18.58%              38,213          1.14%<F20>       (0.05)% <F20>              51.82%
Year Ended October 31, 1999            17.92%              47,238          1.19%<F20>       (0.31)% <F20>              59.35%
Six Months Ended
   April 30, 2000 (unaudited)      18.84%<F2>              51,718      1.19%<F3><F20>    (0.31)%<F3><F20>          65.02%<F2>

MIDCAP INDEX
Nov. 4, 1999<F1> through
   April 30, 2000 (unaudited)      16.88%<F2>               1,391       0.75%<F3><F4>       0.77%<F3><F4>          23.17%<F2>

SPECIAL GROWTH
Year Ended October 31, 1995<F12>       25.56%              87,269           1.09%<F5>        (0.19)% <F5>              79.25%
Year Ended October 31, 1996            12.27%             111,159           1.13%<F5>        (0.35)% <F5>             103.34%
Year Ended October 31, 1997            22.18%             147,396           1.12%<F5>        (0.50)% <F5>              97.40%
Year Ended October 31, 1998           (5.91)%             136,146           1.13%<F5>        (0.57)% <F5>              77.39%
Year Ended October 31, 1999             1.31%              95,758           1.19%<F5>        (0.21)% <F5>             139.91%
Six Months Ended
   April 30, 2000 (unaudited)      30.50%<F2>             100,515       1.20%<F3><F5>    (0.52)% <F3><F5>         177.11%<F2>

EMERGING GROWTH
Aug. 15, 1997<F1> through
   Oct 31,1997                      3.10%<F2>               5,355       1.15%<F3><F6>       0.93%<F3><F6>          14.51%<F2>
Year Ended October 31, 1998           (6.58)%              12,884           1.15%<F6>           0.24%<F6>             132.63%
Year Ended October 31, 1999           (2.72)%               9,957           1.30%<F6>        (0.35)% <F6>             115.65%
Six Months Ended
   April 30, 2000 (unaudited)      36.92%<F2>              11,155       1.29%<F3><F6>     (0.67)%<F3><F6>         119.98%<F2>

MICROCAP
Aug. 1,1995<F1> through
   June 30, 1996                   63.52%<F2>               9,036       1.99%<F3><F7>    (0.36)% <F3><F7>         283.67%<F2>
July 1, 1996 through Oct. 31, 1996  4.80%<F2>               9,273       1.97%<F3><F7>    (1.69)% <F3><F7>          64.44%<F2>
Year Ended October 31, 1997            29.78%              16,793           1.95%<F7>        (1.45)% <F7>             158.39%
Year Ended October 31, 1998          (21.71)%              12,419           1.99%<F7>        (1.63)% <F7>             135.61%
Year Ended October 31, 1999            76.54%              21,988           2.01%<F7>        (1.43)% <F7>             200.09%
Six Months Ended
   April 30, 2000 (unaudited)      81.55%<F2>              40,097       1.94%<F3><F7>     (0.52)%<F3><F7>         231.39%<F2>

CORE INTERNATIONAL EQUITY
Nov. 4, 1999<F1> through
   April 30, 2000 (unaudited)     (0.61)%<F2>                  30       1.70%<F3><F8>       0.65%<F3><F8>          17.29%<F2>

INTERNATIONAL EQUITY<F10>
Year Ended October 31, 1995<F12>      (3.95)%               1,633           1.70%<F9>           0.46%<F9>              15.12%
Year Ended October 31, 1996             7.95%               3,769           1.75%<F9>           0.37%<F9>              31.57%
Year Ended October 31, 1997           (5.30)%               6,502           1.75%<F9>           0.25%<F9>              97.09%
Year Ended October 31, 1998          (16.16)%               6,486           1.75%<F9>           1.12%<F9>              43.96%
Year Ended October 31, 1999            24.48%               6,418           1.81%<F9>           0.56%<F9>              45.50%
Six Months Ended
   April 30, 2000 (unaudited)     (1.56)%<F2>               5,963       1.82%<F3><F9>     (0.52)%<F3><F9>          51.16%<F2>


<F1>   Commencement of operations.

<F2>   Not annualized.

<F3>   Annualized.

<F4>   Without fees waived, the ratio of net expenses to average net assets for the period ended April 30, 2000 would have been 0.94%; and the ratio of net investment income to average net assets for the period ended April 30, 2000 would have been 0.58%.


<F5>   Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997,1996, 1995 would have been 1.22%, 1.21%, 1.20%,
       1.20%, 1.20%, 1.17%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997,1996, 1995 would have been (0.54)%, (0.23)%, (0.64)%, (0.57)%, (0.42)%, (0.27)%, respectively.


<F6>   Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, and the period ended October 31, 1997 would have been 1.29%, 1.32%, 1.42%, 1.59%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, and the period ended October 31, 1997 would have been (0.67)%, (0.37)%, (0.03)%, 0.59%, respectively.

<F7>   Without fees waived, the ratio of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996 and for the period ended June 30, 1996 would have been 1.94%, 2.02%, 2.06%, 2.03%, 2.04%, 2.22%, respectively; and
       the ratio of net investment income (loss) to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996 and the period ended June 30, 1996 would have been (0.52)%, (1.44)%, (1.70)%, (1.53)%, (1.76)%, (0.59)%, respectively.

<F8>   Without fees waived, the ratio of net expenses to average net assets for the period ended April 30, 2000 would have been 2.25%; and the ratio of net investment income to average net assets for the period ended April 30, 2000 would have been 0.10%.

<F9>   Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 2.04%, 2.10%, 2.16%,
       2.50%, 2.61%, 2.85%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been (0.74)%, (0.27)%, 0.71%, (0.50)%, (0.48)%, (0.69)%, respectively.

<F10>  Effective September 2, 1997, Hansberger Global Investors assumed the investment sub-advisory responsibilities of State Street Global
       Advisors.

<F11>  The total return calculation does not reflect the maximum sales charge of 5.50%.

<F12>  On January 9, 1995, all previously existing series of shares of each
       Fund were reclassified as Series A shares. Effective January 9, 1995, Institutional shareholders exchanged their Series A shares for the Funds' Institutional series shares. For the year ended October 31, 1995, the Financial Highlights ratios of net expenses to average net assets, ratios of net investment income to average net assets, total return and the per share income from investment operations and distributions are presented on a basis whereby the Funds' net investment income, net expenses, net realized and unrealized gains (losses) and distributions for the period November 1, 1994 through January 9, 1995, were allocated to each class of shares based upon the relative net assets of each class of shares as of the close of business on January 9, 1995, and the results thereof combined with the results of operations and distributions for each applicable class for the period January 10, 1995 through October 31, 1995.

<F13>  Net investment income (loss) per share represents net investment income divided by the average shares outstanding throughout the period.

<F14>  Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

<F15>  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F16>  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000, the fiscal year ended October 31, 1999 and the period ended October 31, 1998 would have been 1.37%, 1.48%, 1.63%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000, the fiscal year ended October 31, 1999 and the period ended October 31, 1998 would have been 2.35%, 2.29%, 2.19%, respectively.

<F17>  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.27%, 1.25%, 1.24%,
       1.25%, 1.28%, 1.25%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.57%, 1.52%, 1.67%, 1.80%, 1.52%, 1.74%, respectively.

<F18>  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.19%, 1.18%, 1.19%,
       1.19%, 1.23%, 1.20%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.33%, 0.73%, 0.79%, 1.02%, 1.35%, 1.40%, respectively.

<F19>  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.68%, 0.68%, 0.69%,
       0.70%, 0.73%, 0.73%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 0.79%, 0.85%, 1.07%, 1.33%, 1.69%, 2.07%, respectively.

<F20>  Without fees waived, ratios of net expenses to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been 1.20%, 1.20%, 1.21%,
       1.21%, 1.23%, 1.21%, respectively; and ratios of net investment income to average net assets for the period ended April 30, 2000 and for the fiscal years ended October 31, 1999, 1998, 1997, 1996, 1995 would have been (0.32)%, (0.32)%, (0.12)%, (0.24)%, (0.36)%, (0.18)%, respectively.

                       ----------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' ADDITIONAL STATEMENT INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

 "STANDARD & POOR'S/R," S&P/R," "S&P 500/R," "STANDARD & POOR'S 500," "500," "S&P MIDCAP 400 INDEX" AND "STANDARD & POOR'S MIDCAP 400 INDEX" ARE TRADEMARKS OF THE MCGRAW HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY FIRSTAR FUNDS. THE EQUITY INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE EQUITY INDEX FUND OR MIDCAP INDEX FUND.


THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX, THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX ARE TRADEMARKS OF LEHMAN BROTHERS. THE FUND, ITS ADVISER AND THE ADMINISTRATOR ARE NOT AFFILIATED IN ANY WAY WITH LEHMAN BROTHERS. INCLUSION OF A SECURITY IN THE BOND INDEX IN NO WAY IMPLIES AN OPINION BY LEHMAN BROTHERS AS TO ITS ATTRACTIVENESS OR APPROPRIATENESS AS AN INVESTMENT. LEHMAN BROTHERS' PUBLICATION OF THE BOND INDEX IS NOT MADE IN CONNECTION WITH ANY SALE OR OFFER FOR SALE OF SECURITIES OR ANY SOLICITATIONS OF ORDERS FOR THE PURCHASE OF SECURITIES.


FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS
Additional information about the Funds' performance and investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semi-annual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND or 1-414-287-3808.

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND or 1-414-287-3808

By mail - Firstar Funds
         615 East Michigan Street
         P.O. Box 3011
         Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com

On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: SEC - http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.




The Fund's Investment Company Act File Number is 811-5380.


                                FIRSTAR FUNDS, INC.
                        Statement of Additional Information

  U.S. Treasury Money Market Fund   Balanced Income Fund    Special Growth Fund
  U.S Government Money Market Fund  Balanced Growth Fund    MidCap Index Fund
  Tax-Exempt Money Market Fund      Growth and Income Fund  Emerging Growth Fund
  Short-Term Bond Market Fund       Equity Index Fund       MicroCap Fund
  Intermediate Bond Market Fund     Growth Fund             Core International
  Bond IMMDEX(TM)Fund                                          Equity Fund
  Tax-Exempt Intermediate Bond                              International Equity
     Fund                                                      Fund



                              September 14, 2000
                        (as revised October 16, 2000)


                                 TABLE OF CONTENTS                        PAGE
FIRSTAR FUNDS, INC...........................................................2
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.....................2
INVESTMENT STRATEGIES AND RISKS..............................................6
NET ASSET VALUE.............................................................42
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................44
DESCRIPTION OF SHARES.......................................................46
ADDITIONAL INFORMATION CONCERNING TAXES.....................................50
MANAGEMENT OF THE COMPANY...................................................51
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT.....................59
EXPENSES....................................................................60
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS............................60
CODE OF ETHICS..............................................................61
COUNSEL.....................................................................61
YIELD AND OTHER PERFORMANCE INFORMATION.....................................61
PERFORMANCE HISTORY.........................................................68
MISCELLANEOUS...............................................................69
APPENDIX A...................................................................1
APPENDIX B...................................................................1

       This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with Firstar Funds, Inc.'s prospectus ("Prospectus") dated September 14, 2000 (as revised
October 16, 2000,) for Institutional Shares of the U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund
(the "Money Market Funds"), and Class Y Shares for the Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX(TM) Fund, Balanced Income Fund, Balanced Growth Fund, Growth and Income Fund, Equity Index Fund, Growth Fund, Special Growth Fund, MidCap Index Fund, Emerging Growth Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund (each, a "Non-Money Market Fund," and collectively with the Money Market Funds, the "Funds"), and is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus for the Funds may be obtained by writing the Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND. The Financial Statements and the Independent Accountants report thereon from the Funds' Annual Report are incorporated by reference. The Financial Statements from the Funds' Semi-Annual Report are also incorporated by reference. The Annual and Semi-Annual Reports may be obtained by writing the address above or calling the toll-free number above. No other parts of the Annual Report or Semi-Annual Report are incorporated herein by reference.

                                FIRSTAR FUNDS, INC.

       Firstar Funds, Inc. (the "Company") is a Wisconsin corporation that was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios. Each class of the Money Market Funds is currently divided into two series, a Retail A and Institutional series. Each class of the Non-Money Market Funds is currently divided into four series, Retail A, Retail B, Institutional and Y Shares. This SAI pertains to the Institutional Shares of the Money Market Funds, and to the Class Y Shares of the Non-Money Market Funds. The Balanced Growth Fund changed its name from the Balanced Fund effective February 1, 1998. The U.S. Treasury Money Market Fund commenced operations on March 16, 1988. The U.S. Government Money Market Fund commenced operations on April 26, 1991. The Tax-Exempt Money Market Fund commenced operations on April 29, 1991. The Balanced Growth Fund commenced operations on March 30, 1992. The Growth and Income Fund, Equity Index Fund, Short-Term Bond Market Fund and Bond IMMDEX<K153> Fund commenced operations on December 29, 1989; the Special Growth Fund commenced operations on December 28, 1989; the Growth Fund commenced operations on December 29, 1992; the Balanced Income Fund commenced operations on December 1, 1997; the Intermediate Bond Market Fund commenced operations on January 5, 1993; the Tax-Exempt Intermediate Bond Fund commenced operations on February 8, 1993; the International Equity Fund commenced operations on April 28, 1994; the Emerging Growth Fund commenced operations on August 15, 1997; the MidCap Index Fund and Core International Equity Fund commenced operations on November 4, 1999 and the MicroCap Fund commenced operations on August 1, 1995. The Company also offers other investment portfolios that are described in a separate statement of additional information. For information concerning these other portfolios, contact Firstar Mutual Fund Services, LLC at 1-800-677-FUND or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.

              DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

       The Company is a diversified, open-end management investment company. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

PORTFOLIO TRANSACTIONS


       Subject to the general supervision of the Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund except the International Equity Fund and Core International Equity Fund. Subject to the general supervision of the Board of Directors, the Adviser is responsible for the portfolio management of the International Equity Fund and Core International Equity Fund. Pursuant to the terms of the Adviser's Advisory Agreements with the Funds, the Adviser has delegated certain of its duties to Hansberger Global Investors, Inc. ("HGI") and Glenmede Advisers, Inc. ("Glenmede") (HGI and Glenmede are collectively referred to as the "Sub-Advisers"). Within the framework of the investment objectives, policies and restrictions of each Fund, and subject to the supervision of the Adviser, HGI and Glenmede each is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the International Equity Fund and Core International Equity Fund, respectively.


       At a meeting of the Firstar Board of Directors ("Firstar Board") on June 16, 2000, the Adviser recommended, and the Firstar Board unanimously approved, the reorganization of the mutual fund portfolios of Mercantile Mutual Funds, Inc. into the corresponding portfolio of the Company. In conjunction with the reorganization, the Adviser recommended the hiring of Clay Finlay - the current sub-adviser to the Mercantile International Equity Portfolio - to provide sub-advisory services to the Firstar Core International Equity Fund. The hiring of Clay Finlay is contingent upon the approval of a new sub-advisory agreement by the Fund's shareholders at a meeting scheduled to be held on November 8, 2000. If Clay Finlay is hired as the new sub-adviser to the Fund, the sub-advisory agreement with Glenmede will be terminated. If approved, the Adviser anticipates that Clay Finlay will begin serving as the new sub-adviser on or around November 17, 2000.

       The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective. The expected maximum portfolio turnover rate for the International Equity Fund for the current fiscal year is 75%, and the expected maximum portfolio turnover rate for the MidCap Index Fund for the current fiscal year is 30%.
       Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges that involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions that are generally higher than those in the United States.

       Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser and Sub-Advisers will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

       Fixed income securities purchased and sold by the Short-Term Bond Market, Intermediate Bond Market, Bond IMMDEX(TM), Tax-Exempt Intermediate Bond, Balanced Income and Balanced Growth Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.
       The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser (or the respective Sub-Adviser), in its sole discretion, believes such practice to be in the Funds' interests.

       The Money Market Funds do not intend to seek profits from short-term trading. Because the Money Market Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the Funds' net investment income. For regulatory purposes, the annual portfolio turnover rates of the Money Market Funds are expected to be zero.

For the fiscal years ended October 31, 1999, 1998 and 1997, the company paid brokerage commissions as follows:

FUND                                            1999       1998       1997
----                                          ---------   -------    -------
Short-Term Bond Market                        $       0   $     0    $     0
Intermediate Bond Market                              0         0          0
Tax-Exempt Intermediate Bond                          0         0          0
Bond IMMDEXTM                                         0         0          0
Balanced Income                                  35,386    17,012        N/A
Balanced Growth                                 269,930   183,767    178,114
Growth and Income                               944,299   521,009    403,426
Equity Index Fund                               103,834   100,414    101,524
Growth                                          347,203   187,935    263,875
Special Growth                                1,732,758   912,455    965,454
MidCap Index                                        N/A       N/A        N/A
Emerging Growth                                 262,171   183,895     34,150
MicroCap                                        171,579   151,906    132,772<F1>
Core International Equity                           N/A       N/A        N/A
International Equity                            125,280   183,485    161,449

<F1> For the fiscal period from August 15, 1997 through October 31, 1997.

None of the brokerage commissions were paid to affiliates of the Company, the Adviser, Sub-Advisers or the Co-Administrators.

       The Advisory Agreement between the Company and the Adviser, with respect to the International Equity Fund, the Sub-Advisory Agreement among the Company, the Adviser and HGI, and with respect to the Core International Equity Fund, the Sub-Advisory Agreement among the Company, the Adviser and Glenmede, provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser and Sub-Advisers will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser (or the respective Sub-Adviser) shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreements authorize the Adviser and Sub-Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser or respective Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser and Sub-Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

       Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser or Sub-Advisers and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

       Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, the Sub-Advisers, and Quasar Distributors, LLC (the "Distributor") or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or their Adviser or Sub-Advisers, or an affiliated person of any of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

       Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by their Adviser or Sub-Advisers. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser or respective Sub-Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser or respective Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

As of October 31, 1999, the Company held securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents as follows:

FUND                         BROKER/DEALER                   TOTAL HOLDINGS
----                         -------------                  ----------------
Short-Term Bond Market        Goldman Sachs                        $1,947,516
                              Lehman Brothers                       4,929,414
                              First Chicago                         2,362,444
                              Paine Webber                            993,597
                              Bear Stearns                            829,747
Intermediate Bond Market      Goldman Sachs                         4,868,790
                              Merrill Lynch                         6,828,738
                              Donaldson Lufkin and Jenrette         2,927,700
                              Lehman Brothers                      10,177,970
                              Salomon                               1,953,249
                              Paine Webber                          5,588,483
                              Prudential                            4,921,624
                              Bear Stearns                          2,217,476
Bond IMMDEX(TM)               Goldman Sachs                         9,737,580
                              Merrill Lynch                         4,808,450

FUND                         BROKER/DEALER                   TOTAL HOLDINGS
----                         -------------                  ----------------
                              Lehman Brothers                      15,907,006
                              Salomon                               5,533,178
                              Paine Webber                          6,449,671
                              General Motors Acceptance
                              Corp.                                 2,849,856
Balanced Income               Goldman Sachs                           389,503
                              Merrill Lynch                           233,742
                              Morgan Stanley                          312,459
                              Donaldson Lufkin and Jenrette           195,180
                              Lehman Brothers                         838,575
                              Salomon                                 691,795
                              American Express                        492,600
                              General Electric                        366,019
Balanced Growth               Goldman Sachs                         1,460,637
                              Merrill Lunch                           862,712
                              Morgan Stanley                        1,158,281
                              Lehman Brothers                       2,303,524
                              Salomon                               1,262,048
                              Paine Webber                          1,038,413
                              General Motors Acceptance
                              Corp.                                 1,003,905
Growth and Income             Bank of New York                     14,966,125
                              American Express                     10,841,800
                              Household International               5,645,063
Equity Index                 Morgan Stanley                         3,901,311
                              American Express                      4,158,000
                              General Motors Acceptance
                              Corp.                                 2,824,050
                              Lehman Brothers                         530,550
                              Bear Stearns                            313,294
                              Household International               1,325,630
Growth                       Morgan Stanley                         4,930,969


                          INVESTMENT STRATEGIES AND RISKS

       RATINGS. The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

       The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

       Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser or respective Sub-Adviser will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see Appendix A.

       REPURCHASE AGREEMENTS. Each Fund (except the Tax-Exempt Money Market
Fund) may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser (and Sub-Adviser in the case of the International Equity Fund or Core International Equity Fund) will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year (with respect to the Non-Money Market Funds) and thirteen months (with respect to the Money Market Funds), provided the repurchase agreement itself matures in less than one year.

       The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

       INVESTMENT COMPANIES. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole.

       The Funds may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

       U.S. GOVERNMENT OBLIGATIONs. The Funds may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration,
Central Bank for

Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corp. and Tennessee Valley Authority.

       Obligations of certain agencies and instrumentalities of the U.S. government, such as those of the Governmental National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, are supported by only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

       Although substantially all of the instruments acquired by the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund will be U.S. government obligations (or repurchase agreements collateralized by such obligations), shares of the U.S. Treasury Money Market Fund and U.S. Government Money Market Fund are not themselves issued or guaranteed by any government agency. U.S. government obligations that have maturities in excess of thirteen months but have variable or floating interest rates may be acquired by the Funds in accordance with SEC rules.

       BANK OBLIGATIONS. For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. A Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "Foreign Securities and American Depository Receipts") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

       RESTRICTED SECURITIES. The Money Market Funds may invest up to 10% of net assets in securities that are illiquid at the time of purchase. Each of the Non-Money Market Funds may invest up to 15% of net assets in securities that are illiquid at the time of purchase. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Funds may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. Restricted securities may include Rule 144 Securities. These securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Board.

OTHER INVESTMENTS: NON-MONEY MARKET FUNDS

       SECURITIES LENDING. Each of the Funds may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. Such loans will not be made, if, as a result, the aggregate of all outstanding loans of the Fund exceeds

30% of the value of its total assets (including the value of the collateral for securities loaned). There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser (and Sub-Adviser in the case of the International Equity Fund or Core International Equity Fund) to be of good standing and when, in the Adviser's (and Sub-Adviser's in the case of the International Equity Fund or Core International Equity Fund) judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

       Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

       MONEY MARKET INSTRUMENTS. The Funds may invest from time to time in "money market instruments," a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable. The MicroCap Fund's investments in money market instruments under normal market conditions are expected to represent less than 10% of the Fund's net assets, but may increase to 30% for temporary defensive purposes during abnormal market conditions. The International Equity Fund and Core International Equity Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units) for temporary defensive purposes, during periods in which the Adviser (or the respective Sub-Adviser) believes changes in economic, financial or political conditions make it advisable.

       Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser (and Sub-Adviser in the case of the International Equity Fund or Core International Equity Fund) determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

       Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized rating agency. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

       The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser (and Sub-Adviser in the case of the International Equity Fund or Core International Equity Fund) deem the investment to involve minimal credit risk.

             BORROWINGS AND REVERSE REPURCHASE AGREEMENTS. A Fund may borrow money to the extent allowed (as described under "Additional Investment Limitations" below) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

       Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

         PREFERRED STOCKS. The Balanced Income Fund, Balanced Growth Fund, Growth and Income Fund, Growth Fund, Special Growth Fund, International Equity Fund, Core International Equity Fund, Emerging Growth Fund, MicroCap Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX(TM) Fund may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. Each of the Short-Term Bond Market Fund, Intermediate Bond Market Fund and Bond IMMDEX(TM) Fund will limit its investments in preferred stock to no more than 5% of its respective net assets.

     WHEN-ISSUED PURCHASES, DELAYED DELIVERY AND FORWARD COMMITMENTS. These Funds may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% (except the MicroCap Fund which is limited to 20%) of the value of its total assets absent unusual market conditions. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable then the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

       The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

       When these Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

       The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

OTHER INVESTMENT CONSIDERATIONS - EMERGING GROWTH FUND AND MICROCAP FUND - SHORT SALES.

     In a short sale transaction, a Fund borrows a security from a broker and sells it with the expectation that the market price will drop and the Fund will be able to replace the borrowed security by repurchasing the same security at a lower price. These transactions may result in gains if a security's price declines, but may result in losses if a security's price does not decline.

OTHER INVESTMENT CONSIDERATIONS - BALANCED INCOME FUND, BALANCED GROWTH FUND, GROWTH AND INCOME FUND, GROWTH FUND, SPECIAL GROWTH FUND, EMERGING GROWTH FUND, MICROCAP FUND, INTERNATIONAL EQUITY FUND AND CORE INTERNATIONAL EQUITY FUND

       The Balanced Income, Balanced Growth, Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap, International Equity and Core International Equity Funds maintain a long-term investment horizon with respect to investments in equity securities. However, when a company's growth in earnings and valuation results in price appreciation that reaches a level that meets the Fund's valuation objective, the stock is normally sold. Holdings are also sold if there has been significant deterioration in the underlying fundamentals of the securities involved since their acquisition. Sale proceeds are either re-invested in money market instruments or in other securities that meet the respective Fund's investment criteria. Each Fund's investment in equity securities may include limited partnership interests.

       The increase or decrease of cash equivalents in a Fund is primarily the residual effect of the research process. The portion of a Fund invested in cash equivalents tends to rise when the pool of acceptable securities is limited and tends to fall when the Fund's valuation screening process identifies a large number of attractive securities. Short-term forecasts for the economy and financial markets are not an important determinant of the level of cash equivalents in a Fund. Under normal market conditions, not more than 65% of the value of the Balanced Growth Fund's and at least 50% of the value of the Growth Fund's, Special Growth Fund's and Emerging Growth Fund's total assets and at least 65% of the value of the MicroCap Fund's and the International Equity Fund's total assets will be invested in equity securities. The Funds do not attempt to "time" the securities market.

       Certain securities owned by the Special Growth Fund, Emerging Growth Fund and MicroCap Fund may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets" and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of redemptions or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

OTHER INVESTMENT CONSIDERATIONS - ALL FUNDS, EXCEPT THE MONEY MARKET FUNDS, EQUITY INDEX FUND AND MIDCAP INDEX FUND

        FOREIGN EQUITIES. The Funds' investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions.

       Investments in foreign securities, whether made directly or through ADRs, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Funds, with the exception of the International Equity Fund and Core International Equity Fund, do not intend to hedge against foreign currency risk (except on unsettled trades). Changes in currency exchange rates will affect the value of unhedged positions and will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. See the section entitled "Foreign Currency Transactions" below for the International Equity Fund and Core International Equity Fund. The Funds and their shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. Furthermore, because the International Equity Fund and Core International Equity Fund will invest substantially all (and in any event, at least 65%) of the value of its total assets in foreign securities, the net asset value of the International Equity Fund and Core International Equity Fund is expected to be volatile.

OTHER INVESTMENT CONSIDERATIONS - INTERNATIONAL EQUITY FUND AND CORE INTERNATIONAL EQUITY FUND

       FOREIGN FUTURES AND OPTIONS ON FUTURES. The Adviser and Sub-Advisers may determine that it would be in the interest of the International Equity Fund and Core International Equity Fund to purchase or sell futures contracts, including interest rate, index, and currency futures for the International Equity Fund, and forward foreign currency contracts and currency futures for the Core International Equity Fund, for the purpose of remaining fully invested and reducing transactions costs. A stock index futures contract is a bilateral agreement pursuant to which parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

       The International Equity Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund's futures transactions may be entered into for hedging purposes or risk management. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser (or the Sub-Adviser) believes it is more advantageous to the Fund than is purchasing the futures contract.

       The International Equity Fund intends to limit its transactions in futures contracts and related options so that not more than 25% of its net assets are at risk. The Core International Equity Fund may invest in futures contracts for hedging purposes only. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities equal to the entire amount at risk (less margin deposits) on a continuous basis.

       Futures purchased or sold by the Core International Equity Fund or International Equity Fund (and related options) will normally be traded in foreign securities. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures of foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, the International Equity Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. For a further description of futures contracts and related options, including a discussion of the limitations imposed by federal tax law, See Appendix B.

       REVERSE REPURCHASE AGREEMENTS. The International Equity Fund and Core International Equity Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, for temporary purposes only. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowings and Reverse Repurchase Agreements" above.) When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

       FORWARD CURRENCY CONTRACTS. The International Equity Fund and Core International Equity Fund may enter into forward currency contracts. Forward foreign currency exchange contracts provide for the purchase of or sale of an amount of a specified currency at a future date. This Fund may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and the settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. Such transactions may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the $US price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency it may sell a forward currency contract to lock in the $US equivalent of the anticipated sales proceeds). This Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations.

       The International Equity Fund and Core International Equity Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser or the respective Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Funds may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owns securities denominated in a foreign currency and the Adviser or Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

       The cost to the International Equity Fund and Core International Equity Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

       As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contacts only by negotiating directly with the counterparty. Thus, there can be no assurance that the International Equity Fund or Core International Equity Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

       The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the International Equity Fund and Core International Equity Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts may limit the Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized.

       FOREIGN CURRENCY TRANSACTIONS. Although the International Equity Fund and Core International Equity Fund value their respective assets daily in U.S. dollars, the Funds are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. The Funds' foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Funds could suffer a loss of some or all of the amounts deposited. The Funds may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

       Except where segregated accounts are not required under the 1940 Act, when these Funds enter into a forward contract or currency futures, the Custodian will place cash, U.S. government securities, or high-grade debt securities into segregated accounts of these Funds in an amount equal to the value of each Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the appropriate account on a daily basis so that the account value is at least equal to the Funds' commitments to such contracts.

       FOREIGN CURRENCY FUTURES CONTRACTS. The International Equity Fund and Core International Equity Fund may also hedge their foreign exchange rate risk by entering into foreign currency futures contracts. The forecasting of short-term currency market movements is extremely difficult and whether short-term hedging strategies would be successful is highly uncertain.

OTHER INVESTMENT CONSIDERATIONS - INTERNATIONAL EQUITY FUND

       HIGH RISK DEBT SECURITIES ("JUNK BONDS"). As stated in the International Equity Fund's Prospectus, the Fund may invest up to 5% of its net assets in non-investment grade debt securities. Debt securities rated below Baa by Moody's or BBB by S&P, or of comparable quality, are considered below investment grade. Non-investment grade debt securities "high risk debt securities") may include
(i) debt not in default but rated as low as C by Moody's, S&P, or Fitch, Inc. "Fitch"), or CC by Thomson BankWatch "TB"); (ii) commercial paper rated as low as C (or D if in default) by S&P or Fitch IBCA, Not Prime by Moody's, Duff 4 (or Duff 5 if in default) by Duff, TBW-4 by TBW; and (iii) unrated debt securities of comparable quality. The Fund may also buy debt in default (rated D by S&P or TBW or Fitch IBCA, DD by Duff, or of comparable quality) and commercial paper in default (rated D by S&P or Fitch IBCA, Not Prime by Moody's, Duff 5 by Duff, TBW-4 by TBW, or of comparable quality).
Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issue's capacity to pay interest and repay principal.

       The market for high risk debt securities is relatively new and its growth has paralleled a long economic expansion. It is not clear how this market would withstand a prolonged recession or economic downturn, which could severely disrupt this market and adversely affect the value of such securities.

       Market values of high risk debt securities tend to reflect individual corporate developments to a greater extent, and tend to be more sensitive to economic conditions, than do higher rated securities. As a result, high risk debt securities generally involve more credit risks than higher rated debt. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high risk debt may experience financial stress and may not have sufficient revenues to meet their payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its own inability to meet specific projected business forecasts, or unavailability of additional financing. The risk of loss due to default by an issuer is significantly greater for high risk debt than for higher rated debt because the high risk debt is generally unsecured and often subordinated.

       If the issuer of high risk debt defaulted, the International Equity Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

       If the Fund invested in high risk debt experiences unexpected net redemptions in a rising interest rate market, it may be forced to liquidate a portion of its portfolio without regard to their investment merits. Due to the limited liquidity of high risk debt securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

       During periods of falling interest rates, issuers of high risk debt securities that contain redemption, call or prepayment provisions are likely to redeem or repay the securities and refinance with other debt at a lower interest rate. If the Fund holds debt securities that are refinanced or otherwise redeemed, it may have to replace the securities with a lower yielding security, which would result in a lower return.

       Credit ratings evaluate safety of principal and interest payments, but do not evaluate the market value risk of high risk securities and, therefore, may not fully reflect the true risks of an investment. In addition, rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high risk securities will depend more heavily on the Sub-Adviser's credit analysis than investment-grade debt securities. The Adviser (or the Sub-Adviser) will monitor the Fund's investments and evaluate whether to dispose of or retain high risk securities whose credit quality may have changed.

       The Fund may have difficulty disposing of certain high risk securities with a thin trading market. Not all dealers maintain markets in all these securities, and for many such securities there is no established retail secondary market. The Adviser (or the Sub-Adviser) anticipates that such securities may be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as that for higher-rated securities; a lack of a liquid secondary market may adversely affect the market price of a security, which may in turn affect the Fund's net asset value and ability to dispose of particular securities in order to meet liquidity needs or to respond to a specific economic event, or may make it difficult for the Fund to obtain accurate market quotations for valuation purposes. Market quotations on many high risk securities may be available only from a limited number of dealers and may not necessarily represent firm bids or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, and adverse publicity and investor perceptions (whether or not based on fundamental analysis) may decrease the value and liquidity of a high risk security.

       Legislation has from time to time been or may be proposed that is designed to limit the use of certain high risk debt. It is not possible to predict the effect of such legislation on the market for high risk debt. However, any legislation that may be proposed or enacted could have a material adverse effect on the value of these securities, the existence of a secondary trading market for the securities and, as a result, the Fund's net asset values.

       SOVEREIGN DEBT. The International Equity Fund may invest up to 5% of its net assets in obligations of foreign countries and political entities ("Sovereign Debt"), which may trade at a substantial discount from face value. The Fund may hold and trade Sovereign Debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control Sovereign Debt repayment "Sovereign Debtor") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A Sovereign Debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the Sovereign Debtor's policy towards the International Monetary Fund (the "IMF") and the political constraints to which the Sovereign Debtor may be subject. Sovereign Debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the Sovereign Debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The Sovereign Debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the Sovereign Debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, the Fund may invest in Sovereign Debt that is in default as to payments of principal or interest. The Fund holding non-performing Sovereign Debt may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing its rights thereunder.

       BRADY BONDS. The International Equity Fund may invest up to 5% of its net assets in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan.

       Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the World Bank or IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

       Brady Bonds are recent issues and do not have a long payment history. Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nation's reserves. Interest payments may also be collateralized in part in various ways.

       Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

OTHER INVESTMENT CONSIDERATIONS - THE CORE INTERNATIONAL EQUITY FUND

       DERIVATIVES RISK. The Core International Equity Fund may invest in derivatives. The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from the Fund's investment in options, futures, swaps, structured securities and other derivative instruments that may be leveraged. The Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

       Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should by substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

       To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

       EMERGING MARKET COUNTRIES. The Core International Equity Fund may invest in emerging market countries. Developing countries may impose restrictions on a Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

       Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

       Lastly, governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

       MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association "GNMA"), Federal National Mortgage Association "FNMA"), Federal Home Loan Mortgage Corporation "FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

       The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

       There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

       As stated in the Prospectus for the Funds, mortgage-backed securities such as collateralized mortgage obligations ("CMOs") may be purchased. There are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Each Taxable Bond Funds will invest less than 50% of its respective total assets in CMOs.

       The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

       Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing, or liquidating such securities.

       In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

       Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

       VARIABLE RATE MEDIUM TERM NOTES. The Funds may purchase variable rate medium term notes that provide for periodic adjustments in the interest rates. The adjustments in interest rates reflect changes in an index (which may be the Lehman Brothers 1-3 Year Government/Corporate Bond Index, the Lehman Brothers Intermediate Government/Corporate Bond Index or the Lehman Brothers Government/Corporate Bond Index).

       STRIPPED SECURITIES. The Funds may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

OTHER INVESTMENT CONSIDERATIONS - BALANCED FUNDS AND EMERGING GROWTH FUND

       Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are not rated investment grade by at least one nationally recognized rating agency and that exceed 5% of the Fund's net assets.

OTHER INVESTMENT CONSIDERATIONS - TAXABLE BOND FUNDS

       In order to reduce a negative deviation in return between each Fund and its respective bond index, each Fund will normally attempt to be fully invested.

       In an effort to make a Fund's duration and return comparable to those of its respective bond index, the Adviser will monitor a Fund's portfolio and market changes in accordance with procedures established by the Adviser under the supervision of the Board of Directors. The calculation of the Fund's duration and average portfolio maturity will be based on certain estimates relating to the duration and maturity of the securities held by a Fund. There can be no assurance that these estimates will be accurate or that the duration or average portfolio maturity of a Fund will always remain within the maximum limits described in the Prospectus. The value of each Fund's portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

OTHER INVESTMENT CONSIDERATIONS-- TAX-EXEMPT INTERMEDIATE BOND FUND AND TAX-EXEMPT MONEY MARKET FUND

       MUNICIPAL OBLIGATIONS. Municipal obligations which may be acquired by the Tax-Exempt Intermediate Bond Fund and Tax-Exempt Money Market Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

       Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

       Certain of the municipal obligations held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand. The Fund may, from time to time, invest more than 25% of its assets in municipal obligations covered by insurance policies.

       Municipal obligations acquired by the Tax-Exempt Money Market Fund may include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in bonds and other types of tax-exempt instruments provided they have remaining maturities of thirteen months or less at the time of purchase.

       The two principal classifications of municipal obligations which may be held by the Tax-Exempt Money Market Fund are General Obligation securities and Revenue securities. The Fund may also acquire Moral Obligation securities. "Moral Obligation" securities are normally issued by special purpose authorities. If the issuer of Moral Obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issue.

       There are, of course, variations in the quality of municipal obligations both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal obligations with the same maturity, interest rate and rating may have different yields while municipal obligations of the same maturity and interest rate with different ratings may have the same yield.

       The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

       Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

       Private activity bonds (e.g., bonds issued by industrial development authorities) that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "municipal obligations" if the interest paid thereon is exempt (subject to federal alternative minimum tax) from federal income tax. (The Tax-Exempt Money Market Fund, however, does not currently intend to acquire private activity bonds that are subject to the federal alternative minimum tax.) Private activity bonds are in most cases Revenue securities and are not payable from the unrestricted revenues of the issuer. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved.

       Municipal obligations purchased by the Funds may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations. Because each Fund invests in securities backed by banks and other financial institutions, changes in the credit facility of these institutions could cause losses to the Fund and affect its share price.

       Although the Tax-Exempt Money Market Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its total assets in municipal obligations, the issuers of which are located in the same state or the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in municipal obligations payable from revenues on similar projects or issued by issuers in the same state, the Fund will be subject to the peculiar economic, political and business risks represented by the laws and economic conditions relating to such states and projects to a greater extent than it would be if the Fund's assets were not so concentrated. Furthermore, payment of municipal obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgements. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal obligations.

       The Tax-Exempt Intermediate Bond Fund may purchase put options on municipal obligations. A put gives the Fund the right to sell a municipal obligation at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related municipal obligation. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

       The Tax-Exempt Intermediate Bond Fund's cash balances may be invested in short-term municipal notes and tax-exempt commercial paper, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short-term municipal debt securities. The value of the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.

       From time to time, on a temporary defensive basis due to market conditions, the Fund may hold without any limitation uninvested cash reserves and invest without any limitations in high quality short-term taxable money market obligations in such proportions as in the opinion of the Adviser, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. See "Investment Strategies & Risks - Money Market Instruments" above. Taxable obligations acquired by the Fund will not exceed under normal conditions 20% of the Fund's net assets at the time of purchase.

       From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

       MUNICIPAL LEASE OBLIGATIONS. The Tax-Exempt Intermediate Bond Fund may acquire municipal lease obligations that are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interests in the lease-purchase payments made. The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board of Directors requiring the Advisor to evaluate the credit quality of such obligations and report on the nature of and the Fund's trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. In making a determination that a municipal lease obligation is liquid, the Adviser may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate. The Fund will not knowingly invest more than 10% of the value of its net assets in securities, including municipal leases, that are illiquid.

       STAND-BY COMMITMENTS. The Funds may acquire "stand-by commitments" with respect to municipal obligations held in each Fund's portfolio. Under a "stand-by commitment" a dealer agrees to buy from the Fund, at the Fund's option, specified municipal obligations at a specified price. "Stand-by commitments" may be exercisable by the Funds at any time before maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved. "Stand-by commitment" acquired by the Tax-Exempt Intermediate Bond Fund may also be referred to in this Statement of Additional Information as "put" options.

       The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by the Fund only with the instrument involved.

       The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

       The Fund intends to enter into "stand-by commitments" only with dealers, banks and broker/dealers which, in the investment adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker/dealers is secured by the value of the underlying municipal obligations that are subject to a commitment.

       The Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitment" which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a "stand-by commitment" its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

       VARIABLE AND FLOATING RATE INSTRUMENTS. The Tax-Exempt Money Market Fund may purchase variable and floating rate instruments, which may have a stated maturity in excess of thirteen months but will permit a Fund to demand payment of the instrument at least once every thirteen months upon not more than thirty days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. An active secondary market may not exist, however, with respect to particular variable and floating rate instruments, and usually will not exist with respect to variable amount master demand notes. The absence of a secondary market could make it difficult for a Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods that the Fund could not exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.

       The variable and floating rate demand instruments that the Tax-Exempt Money Market Fund may purchase include participations in municipal obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

       Municipal obligations purchased by the Tax-Exempt Intermediate Bond Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

       With respect to the variable and floating rate instruments that may be acquired by each Fund, the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable U.S. Government obligations held by a Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

       WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. The Tax-Exempt Money Market Fund may purchase securities on a "when-issued" or "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase particular securities with payment and delivery taking place beyond the normal settlement date, permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction (and therefore the value of the security) may be less favorable than the price or yield (and therefore the value of the security) available in the market when the securities delivery takes place. The Fund expects that its when- issued purchases and forward commitments will not exceed 25% of the value of its assets absent unusual market conditions, and that a forward commitment or commitment to purchase when-issued securities will not exceed forty-five days. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

       When the Tax-Exempt Money Market Fund agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid high-grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments and commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

       The Tax-Exempt Money Market Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

       When the Tax-Exempt Money Market Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

       The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of the Tax-Exempt Money Market Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

OTHER INVESTMENT CONSIDERATIONS: U.S. GOVERNMENT MONEY MARKET FUND

       STRIPPED U.S. GOVERNMENT OBLIGATIONS AND GOVERNMENT-BACKED TRUSTS. The U.S. Government Money Market Fund may acquire U.S. government obligations and their unmatured interest coupons which have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRs") and Certificate of Accrual on Treasury Securities ("CATs"). The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Funds, most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax and security purposes. The SEC staff believes that participations in CATs and TIGRs and other similar trusts are not U.S. government securities.

       The Treasury Department has also facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

       The U.S. Government Money Market Fund may also invest in certificates issued by government-backed trusts (such as TIGRs and CATs). Such certificates represent an undivided fractional interest in the respective government-backed trust's assets. The SEC staff believes that participation in CATs and TIGRs and other similar trusts are not U.S. government securities. These participations are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The U.S. Government Money Market Fund may also invest in government-backed trusts that hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States. The assets of each government-backed trust consist of (i) a promissory note issued by a foreign government (the "Note"), (ii) a guaranty by the U.S. Government, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all principal and interest due on such Note and (iii) a beneficial interest in a government securities trust holding U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury sufficient to provide the Trust with funds in an amount equal to at least 10% of all principal and interest payments due on the Note. No more than 35% of the value of a Fund's total assets will be invested in stripped securities not purchased through the Federal Reserve's STRIPS program and government-backed trusts.

OTHER INVESTMENT CONSIDERATIONS - MICROCAP FUND

       SMALL CAP VOLATILITY. Companies in which the Fund primarily invests will include those that have limited product lines, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions and the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

       EQUITY SWAPS. The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In those cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the underlying Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

       The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are offset by segregated cash or liquid assets to cover the Fund's potential exposure, the Fund and its investment adviser believes that these transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

       The Fund will not enter into equity swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the investment adviser.

OTHER INVESTMENT CONSIDERATIONS - EQUITY INDEX FUND AND MIDCAP INDEX FUND

       EQUITY INDEX FUND AND MIDCAP INDEX FUND MANAGEMENT TECHNIQUES. When purchasing securities for these Fund portfolios, the Adviser will consider initially the relative market capitalization weightings of the stocks included in the S&P 500 Index for the Equity Index Fund, and of the stocks included in the S&P MidCap 400 Index for the MidCap Index Fund. The weighted capitalization of an issuer is determined by dividing the issuer's market capitalization by the total market capitalizations of all issuers included in the S&P 500 Index or S&P MidCap 400 Index, respectively.

       The Adviser will then compare the industry sector diversification of the stocks in these Funds, acquired solely on the basis of their weighted capitalizations, with the industry sector diversification of all issuers included in the S&P 500 Index for the Equity Index Fund, and of all issuers included in the S&P MidCap 400 Index for the MidCap Index Fund. This comparison is made because the Adviser believes, unless the Funds hold all stocks included in the S&P 500 Index and S&P MidCap 400 Index, respectively, which they currently do not, that the selection of stocks for purchase by the Funds solely on the basis of their weighted market capitalizations would tend to place heavier concentration (as compared to the S&P 500 Index and S&P MidCap 400 Index, respectively) in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the S&P 500 Index or the S&P MidCap 400 Index, respectively. Conversely, if smaller companies were not purchased by the Funds, industries included in the S&P 500 Index and S&P MidCap 400 Index, respectively, that are dominated by smaller market-capitalized companies would be underrepresented (as compared to the S&P 500 Index and S&P MidCap 400 Index, respectively).

       If an issuer drops in ranking, or is eliminated entirely from the S&P 500 Index or S&P MidCap 400 Index, the Adviser may be required to sell some or all of the common stock of such issuer then held by the respective Fund. Sales of portfolio securities may be made at times when, if the Adviser were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500 Index or S&P MidCap 400 Index, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Adviser were not required to effect the purchases and sales. "Adverse events" will not necessarily be the basis for the disposition of portfolio securities, unless an event causes the issuer to be eliminated entirely from the S&P 500 Index or S&P MidCap 400 Index. "Adverse events" include the failure of an issuer to declare or pay dividends, the institution against an issuer of materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors. However, although the Adviser does not intend to screen securities for investment by these Funds by traditional methods of financial and market analysis, the Adviser will monitor the Funds' investment with a bias towards removing stocks of companies which may impair for any reason the Funds' ability to achieve its investment objective.

       For these reasons, the Adviser will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in these Fund portfolios and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match that of the S&P 500 Index and S&P MidCap 400 Index, respectively. This process continues until the portfolios are fully invested (except for cash holdings).

       These Funds may occasionally receive securities that are outside of the S&P 500 Index or S&P MidCap 400 Index, respectively, due to corporate reorganizations or spin-offs. These Funds will dispose of those securities in due course consistent with the Funds' investment objectives.

       If a large number of shareholders were to redeem shares, however, the Adviser may be forced to reduce the number of issuers represented in the portfolios. This could have an adverse effect on the accuracy with which the Equity Index Fund and MidCap Index Fund match the performance of the S&P 500 Index and S&P MidCap 400 Index, respectively.

OTHER INVESTMENT CONSIDERATIONS - BOND IMMDEX(TM) FUND

       The IMMDEX(TM) Model. The IMMDEX(TM) model has been developed and is maintained by Capital Management Sciences "Capital Management") under the"IMMDEX(TM) " trademark. Capital Management is neither a sponsor of the Bond IMMDEX(TM) Fund nor affiliated in any way with the Bond IMMDEX(TM) Fund or the Adviser. Neither is Capital Management in any way affiliated with Lehman Brothers which claims no interest in the model or its ability to effectively or accurately replicate the Lehman Brothers Government/Credit Bond Index. Further, Capital Management is not responsible for the management or results of the Bond IMMDEX(TM) Fund's portfolio. Rather, the Adviser will use the IMMDEX(TM) model and the other investment techniques described in the Prospectus in choosing portfolio securities and executing transactions in an effort to produce an annual rate of total return for the Bond IMMDEX(TM) Fund that is comparable, before Fund expenses, to that of the Lehman Brothers Government/Corporate Bond Index.


OTHER PORTFOLIO INFORMATION

       OPTIONS TRADING. As stated in the Prospectus, the Bond Funds, Balanced Funds and Equity Funds (other than the Core International Equity Fund) may purchase put and (with the exception of the Tax-Exempt Intermediate Bond Fund) call options. Option purchases by a Fund (except the International Equity Fund) will not exceed 5% of its net assets and the International Equity Fund may purchase put and call options without limit. Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. (In the case of the Equity Index Fund and MidCap Index Fund, such options will relate only to stock indices.) This is a highly specialized activity which entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

       The Tax-Exempt Intermediate Bond Fund will only purchase put options on Municipal obligations, and will do so only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The Taxable Bond Funds and International Equity Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser (or the Sub-Adviser). Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

       A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

       Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. In addition, each Fund (with the exception of the Tax-Exempt Intermediate Bond Fund) may sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. (In the case of the Equity Index Fund and MidCap Index Fund, such options will relate only to stock indices.) A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. The aggregate value of the Fund's assets subject to covered options written by the Taxable Bond Funds, Balanced Income, Balanced Growth, Growth and Income, Equity Index, MidCap Index and MicroCap Funds will not exceed 5%, 5%, 25%, 5%, 5%, 5% and 5%, respectively, of the value of its net assets during the current year. The International Equity Fund may write call options on securities and on various stock indices which will be traded on a recognized securities or futures exchange or over the counter and during the current year the aggregate value of the Fund's assets subject to options written by the Fund will not exceed 5% of the value of its net assets.

       A Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

       By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds. When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

       The International Equity Fund may also write (i.e., sell) covered put options on securities and various securities indices. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options the Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price. By writing a covered put option on a security, the Fund receives a premium for writing the option however, the Fund assumes the risk that the value of the security will decline before the exercise date in which event, the Fund may incur a loss in excess of the premium received when the put is exercised.

       As noted previously, there are several risks associated with transactions in options on securities and indices. These risks include (i) an imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

       FUTURES CONTRACTS AND RELATED OPTIONS. The Adviser may determine that it would be in the best interest of the Taxable Bond Funds, Balanced Funds and Equity Funds to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by a Fund, or of securities which it intends to purchase to maintain liquidity, to have fuller exposure to price movements in the respective stock or bond index or to reduce transaction costs. The International Equity Fund may engage in foreign futures and options (see "Other Investment

Considerations-- International Equity Fund-- Foreign Futures and Options on Futures"). In addition, the Equity Index Fund and MidCap Index Fund will purchase and sell futures and related options (based only on the S&P 500 Index and S&P MidCap 400 Index, respectively) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index) and to reduce transaction costs. For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Adviser may also determine that it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities. In addition, the Equity Index Fund and MidCap Index Fund may purchase and sell futures and related options (based only on the S&P 500 Index and S&P MidCap 400 Index, respectively) to maintain cash reserves while simulating full investment in the stocks underlying the S&P 500 Index and S&P MidCap 400 Index, respectively, to keep substantially all of its assets exposed to the market (as represented by the S&P 500 Index and S&P MidCap 400 Index, respectively), and to reduce transaction costs. The International Equity Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or in the case of futures options, for which an established over-the-counter market exists. The Sub-Adviser of the International Equity Fund anticipates engaging in transactions from time to time in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

       Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of a Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge.

       Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

       Successful use of futures by the Fund is also subject to the Investment Adviser's (or Sub-Adviser's) ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

       The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

       Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract of related option.

       Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

       The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

       Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commissions ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities to the entire amount at risk (less margin deposits) on a continuous basis. The Company intends to comply with the regulations of the CFTC exempting the Fund from registrations as a "commodity pool operator."

       The Taxable Bond Funds and Growth and Income Fund intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. The Equity Index Fund, MidCap Index Fund and International Equity Fund intend to limit their transactions in futures contracts so that not more than 10%, 10% and 25% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B.

       FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS ("ADRS"). The Taxable Bond Funds, Balanced Funds, Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap, International Equity and Core International Equity Funds may invest in sponsored ADRs. The International Equity Fund and Core International Equity Fund may also invest in unsponsored ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

       While "sponsored" and "unsponsored" ADR programs are similar, there are differences regarding ADR holders' rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

       Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depository), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

       The Core International Equity Fund may also invest in EDRs and GDRs. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. GDRs are receipts structured similarly to EDRs and are issued and traded in several international financial markets. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

       ZERO COUPON BONDS. Zero coupon obligations have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its shareholders. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

       CONVERTIBLE SECURITIES. The Balanced Funds, Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds may hold convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In investing in convertibles, a Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

       During normal market conditions, no more than 5% of a Fund's net assets will be purchased or held in convertible or other securities that (1) are not rated at the time of purchase investment grade by S&P, Moody's or other nationally recognized rating agencies; (2) are unrated and have not been determined by the Adviser (or Adviser and Sub-Adviser with regard to the International Equity Fund) to be of comparable quality to a security rated investment grade; or (3) in the case of the International Equity Fund, have not received the foreign equivalent of investment grade by a rating agency recognized in the local market and determined to be of comparable quality by the Adviser and Sub-Adviser. Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser (and Sub-Adviser for the International Equity
Fund) will consider such an event in determining whether a Fund should continue to hold the security. The Adviser (and Sub-Adviser for the International Equity
Fund) will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of a Fund's net assets.

       As described in the Prospectus, the Funds may invest a portion of their assets in convertible securities that are rated below investment grade.

       WARRANTS. The Balanced Growth, Balanced Income, Growth and Income, Growth, Special Growth, Emerging Growth, MicroCap and International Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

         The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. During normal market conditions, no more than 5% of each Fund's net assets will be invested in warrants. This 5% limit includes warrants that are not listed on any stock exchange, and such warrants are limited to 2% of the International Equity Fund's net assets. Warrants acquired by the International Equity Fund in units or attached to securities are not subject to these limits.

       SHORT SALES. The MicroCap Fund may engage in short sales. If the MicroCap Fund engages in short sales, it need not segregate Fund assets if it "covers" the position. A position is "covered" if, at the time the Fund sells the security or thereafter, the Fund also owns that security or holds a call option on that security with a strike price no higher than the price at which the security was sold. For federal tax purposes, a short sale is considered consummated upon delivery of securities to close the short sale. The gains or losses realized by the Fund from short sale transactions normally will be characterized as capital gains or losses although short sales that are part of certain hedging transactions or straddles may receive different tax treatment. Special rules generally operate to prevent the use of short sales to convert short-term capital gain into long-term capital gain and long-term capital loss into short-term capital loss. As a result, these transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to its shareholders and may reduce the Fund's short-term capital loss available to reduce its ordinary income. The impact of the tax consequences of short sale transactions engaged in by the Fund on distributions to shareholders will be closely monitored.

       GUARANTEED INVESTMENT CONTRACTS. The Taxable Bond Funds may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a separate account of the insurance company which has been segregated from the general assets of the issuer. The insurance company then pays to the Fund at the end of the contract an amount equal to the cash contributions adjusted for the total return of an index. A GIC is a separate account obligation of the issuing insurance company. A Fund will only purchase GICs from issuers which, at the time of purchase, are rated A or higher by Moody's or S&P, have assets of $1 billion or more and meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Fund to be subject to the 10% limitation on illiquid investments. Generally, a GIC allows a purchaser to buy an annuity with the money accumulated under the contract; however, a Fund will not purchase any such annuities.

       SMALL COMPANIES AND UNSEASONED ISSUERS. Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to a greater degree of change in their earnings and prospects.

       Companies in which the MicroCap and Emerging Growth Funds primarily invest will include those that have limited product lines, markets, or financial resources, or are dependent upon a small management group. In addition, because these stocks are not well known to the investing public, do not have significant institutional ownership, and are followed by relatively few securities analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Funds. Historically small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, the greater sensitivity of small companies to changing economic conditions and the fewer market makers and the wider spreads between quoted bid and asked prices which exist in the over-the-counter market for such stocks. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the Funds will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

       Securities of unseasoned companies, that is, companies with less than three years of continuous operation, which present risks considerably greater than do common stocks of more established companies, may be acquired from time to time by the Special Growth Fund, Emerging Growth Fund, MicroCap Fund and Core International Equity Fund when the Adviser or Sub-Adviser, respectively, believes such investments offer possibilities of attractive capital appreciation.

       Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; to the extent short-term capital gains are realized, distributions relating from such gains will be ordinary income for federal income tax purposes.

INVESTMENT LIMITATIONS

       Each Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

       No Fund may:

       1. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

       2. Purchase securities of companies for the purpose of exercising control.

       3. Purchase or sell real estate or with respect to the International Equity Fund or Core International Equity Fund, real estate limited partnerships, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

       4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

       5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

       6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, indices of securities, futures contracts and options on futures contracts.

       7. Purchase securities on margin, make short sales of securities or maintain a short position (in an amount exceeding one-third of the Fund's net assets, with respect to the MicroCap Fund), except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options and, with respect to MicroCap Fund, short sales against the box, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

       8. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

       9. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

       10. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that, (a) with regard to the Non-Money Market Funds except the Tax-Exempt Intermediate Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements secured by such instruments; (b) with regard to the Money Market Funds, there is no limitation with respect to
(i) instruments issued or guaranteed by the United States, any state, territory, possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions; (ii) instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by instruments described in clauses (i) and (ii); (c) with regard to the Tax-Exempt Intermediate Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments with regard to all Funds; (d) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (e) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

       11. Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of the total assets (one-third of the value of the total assets, with respect to the MicroCap Fund) at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets (one-third of the value of the total assets, with respect to the MicroCap Fund) at the time of such borrowing. A Fund will not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The MicroCap Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of its total assets. Securities held in escrow or separate accounts in connection with the Fund's investment practices described in this SAI or in the Prospectus are not deemed to be pledged for purposes of this limitation.

       12. With respect to the Tax-Exempt Intermediate Bond Fund and Tax-Exempt Money Market Fund, invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax except during defensive periods or during unusual market conditions. For purposes of this fundamental policy, municipal obligations that are subject to federal alternative minimum tax are considered taxable.

       If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation. The Funds will monitor liquidity on an ongoing basis to determine whether an adequate level of liquidity is being maintained. If due to market fluctuations or other reasons, the amount of borrowings and reverse repurchase agreements exceed the limit stated above, the Funds (except the MicroCap Fund) will promptly reduce such amount. With respect to the MicroCap Fund, if due to market fluctuations or other reasons, the total assets of the Fund fall below 300% of its borrowings, the Fund will reduce its borrowings in compliance with the 1940 Act. Except as otherwise provided in Investment Restriction No. 10 above, for the purpose of such restriction, in determining industry classification with respect to the International Equity Fund and Core International Equity Fund, the Company intends to use the Morgan Stanley Capital International classification titles.

       For purposes of investment limitation no. 1, "total assets" includes the value of the collateral for the securities loaned.

       With respect to investment limitation No. 3 under "Additional Investment Limitations" as it relates to the Tax-Exempt Intermediate Bond Fund, real estate shall include real estate mortgages. Although the foregoing investment limitations would permit the U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and the Tax-Exempt Intermediate Bond Fund to invest in options, futures contracts, options on futures contracts and engage in securities lending, the Funds, during the current fiscal year, do not intend to trade in such instruments (except that the Tax-Exempt Intermediate Bond Fund may purchase put options on Municipal obligations as described in the Prospectus) or lend portfolio securities. Prior to engaging in any such transactions, each of the U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund and the Tax-Exempt Intermediate Bond Fund will provide its shareholders with notice and add any additional descriptions concerning the instruments to the Prospectus and this SAI as may be required. For purposes of investment limitation No. 1, "total assets" includes the value of the collateral for the Securities loaned. With respect to investment limitation No. 10 under "Additional Investment Limitations," asset-backed securities will be divided according to the type of assets underlying the security. For example, automobile loans, credit card receivables and installment sales contracts will each be considered a separate industry.

                                  NET ASSET VALUE

       The net asset value per share of each Fund is calculated separately for the Institutional Shares, Y Shares, Retail A Shares and Retail B Shares by adding the value of all portfolio securities and other assets belonging to the particular Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of the Fund, except for certain payments under the Funds' Distribution and Service Plans applicable only to the Retail A Shares and Retail B Shares, and certain payments under the Funds' Shareholder Servicing Plans applicable only to Y Shares, Retail A Shares, Retail B Shares (and Institutional Shares of the Money Market Funds). Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

       The Company uses the amortized cost method of valuation to value each Money Market Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The market value of portfolio securities held by a Fund can be expected to vary inversely with changes in prevailing interest rates.

       Each Money Market Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, each Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

       Shares which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Exchange- traded securities for which there were no transactions are valued on the average of the current bid and asked prices for the International Equity Fund and Core International Equity Fund and at the current bid prices for the other Funds. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 P.M. Central time. In addition, European and Pacific

Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Fund, including the International Equity Fund and Core International Equity Fund, is not calculated. The calculation of the net asset value of a Fund, including the International Equity Fund and Core International Equity Fund, may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 P.M. Central time, and at other times, may not be reflected in the calculation of net asset value of a Fund.

                   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       COMPUTATION OF OFFERING PRICE OF ALL FUNDS (EXCEPT THE MONEY MARKET Funds). An illustration of the computation of the initial offering price per share of the Retail A Shares based on the value of each such Fund's net assets and number of outstanding securities at April 30, 2000, as follows:

                           Short-Term  Intermediate Tax-Exempt
                              Bond         Bond    Intermediate  Bond
                             Market       Market       Bond    IMMDEX/TM
                              Fund         Fund        Fund      Fund
                             -------     -------      -------   -------
Net Assets (000s)            54,738       29,633      14,798    83,806
Number of Shares
   Outstanding  (000s)        5,458        2,992       1,481     3,104
Net Asset Value
  Per Share                   10.03         9.92        9.99     27.00
Sales Charge, 4.00%
  of offering price
  (4.16%  of  net asset
   value per share)             .42          .41         .42      1.13
Public Offering Price         10.45        10.33       10.41     28.13


                                                    Growth
                               Balanced  Balanced    and      Equity
                                Income    Growth    Income    Index
                                 Fund      Fund      Fund      Fund
                               -------   -------   -------   -------
Net Assets (000s)               11,413    53,470   181,142   146,680
Number of Shares
  Outstanding  (000s)            1,040     1,640     4,036     1,536
Net Asset Value
  Per Share                      10.96     32.60     44.90     95.48
Sales Charge, 5.50%
  of offering price
  (5.82% of net asset
  value per share)                 .64      1.90      2.61      5.56
Public Offering Price            11.60     34.50     47.51    101.04



                                MidCap             Special   Emerging
                                Index     Growth    Growth    Growth   MicroCap
                                 Fund      Fund      Fund      Fund      Fund
                               -------   -------   -------   -------   -------
Net Assets (000s)                1,391    51,718   100,515    11,155    40,097
Number of Shares
  Outstanding  (000s)              119     1,204     2,076       877     1,324
Net Asset Value
  Per Share                      11.65     42.94     48.42     12.72     30.28
Sales Charge, 5.50%
  of offering price
  (5.82% of net asset
  value per share)                 .68      2.52      2.82       .74      1.76
Public Offering Price            12.33     45.46     51.24     13.46     32.04

                              International       International
                                 Equity              Growth
                                  Fund                Fund
                                -------              -------
Net Assets (000s)                   30               5,963
Number of Shares
  Outstanding  (000s)                3                 327
Net Asset Value
  Per Share                       9.43               18.23
Sales Charge, 5.50%
  of offering price
  (5.82% of net asset
  value per share)                 .58                1.06
Public Offering Price            10.51               19.24


       Shares of each Fund described in this SAI are sold without a sales charge imposed by the Company, although Shareholder Organizations or Institutions may be paid by the Company for advertising, distribution, or shareholder services. Depending on the terms of the particular account, Shareholder Organizations may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder Organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

       Investors redeeming shares by check generally will be subject to the same rules and regulations that the transfer agent applies to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the transfer agent. Because dividends on each Fund accrue daily, checks may not be used to close an account, as a small balance is likely to result.

       The Company's Articles of Incorporation permit a Fund to redeem an account involuntarily, upon sixty days' notice, if redemptions cause the account's net asset value to remain at less than $1000.

       Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

       The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

       In addition to the situations described in the Funds' Prospectus under "Redemption of Shares," the Funds may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

       EXCHANGE PRIVILEGE. By use of the exchange privilege, shareholders authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or in some cases, the shareholder's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

       Exchange transactions described in paragraphs A and B below will be made on the basis of the relative net asset values per share of the Funds included in the transaction.

       A. Institutional Shares of any Fund may be exchanged for Institutional Shares of any other Fund.

       B. Y Shares of any Fund may be exchanged for Y Shares of any other Fund. Y Shares of any Fund may be exchanged for Institutional Shares of a Money Market Fund.

       Except as stated above, a sales load will be imposed when shares of any Fund that were purchased or otherwise acquired without a sales load are exchanged for Retail A Shares of another Fund which are sold with a sales load.

       Retail A Shares of any Fund will be exchanged for Institutional Shares if the shares are registered in the name of an employer-sponsored qualified retirement plan administered by Firstar and assets equal or exceed $1 million at the preceding month-end. The date of the exchange will be 15 business days following the month-end in which the plan assets equal or exceed $1 million.

       Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

       For federal income tax purposes, share exchanges are treated as sales on which the shareholder may realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Investors exercising the exchange privilege should request and review the prospectus for the shares to be acquired in the exchange prior to making an exchange.


SPECIAL PROCEDURES FOR IN-KIND PAYMENTS

       Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 1-800-677-FUND. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                               DESCRIPTION OF SHARES

       The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, which is divided into thirty classes (each, a "class" or "fund"). Each class of the Money Market Funds is divided into two series designated as Institutional Shares and Retail A Shares, and each non-Money Market Fund is divided into four series designated as Institutional Shares, Y Shares, Retail A Shares and Retail B Shares (each, a "Series") and consists of the number of shares set forth next to its Fund name in the table below:

CLASS-SERIES OF         FUND IN WHICH STOCK             NUMBER OF AUTHORIZED
COMMON STOCK            REPRESENTS INTEREST             SHARES IN EACH SERIES
---------------         -------------------             ---------------------
1-Institutional         Money Market                          5 billion
1-A                                                           5 billion
2-Institutional         Tax-Exempt Money Market               5 billion
2-A                                                           5 billion
3-Institutional         U.S. Government Money Market          5 billion
3-A                                                           5 billion
4-Institutional         Institutional Money Market            5 billion
4-A                                                           5 billion
5-Institutional         U.S. Treasury Money Market            5 billion
5-A                                                           5 billion
6-Institutional         Special Growth                       500 Million
6-Y                                                          500 Million
6-A                                                          500 Million
6-B                                                          500 Million
7-Institutional         Bond IMMDEX(TM)                      500 Million
7-Y                                                          500 Million
7-A                                                          500 Million
7-B                                                          500 Million
8-Institutional         Equity Index                         500 Million
8-Y                                                          500 Million
8-A                                                          500 Million
8-B                                                          500 Million
9-Institutional         Growth and Income                    500 Million
9-Y                                                          500 Million
9-A                                                          500 Million
9-B                                                          500 Million
10-Institutional        Short-Term Bond Market               500 Million
10-Y                                                         500 Million
10-A                                                         500 Million
10-B                                                         500 Million
11-Institutional        Balanced Growth                      500 Million
11-Y                                                         500 Million
11-A                                                         500 Million
11-B                                                         500 Million
12-Institutional        Growth                               500 Million
12-Y                                                         500 Million
12-A                                                         500 Million
12-B                                                         500 Million
13-Institutional        Intermediate Bond Market             500 Million
13-Y                                                         500 Million
13-A                                                         500 Million
13-B                                                         500 Million
14-Institutional        Tax-Exempt Intermediate Bond         500 Million
14-Y                                                         500 Million

CLASS-SERIES OF         FUND IN WHICH STOCK             NUMBER OF AUTHORIZED
COMMON STOCK            REPRESENTS INTEREST             SHARES IN EACH SERIES
---------------         -------------------             ---------------------
14-A                                                         500 Million
14-B                                                         500 Million
15-Institutional        International Equity                 500 Million
15-Y                                                         500 Million
15-A                                                         500 Million
15-B                                                         500 Million
16-Institutional        MicroCap                             50 Million
16-Y                                                         50 Million
16-A                                                         50 Million
16-B                                                         50 Million
17-Institutional        Balanced Income                      100 Million
17-Y                                                         100 Million
17-A                                                         100 Million
17-B                                                         100 Million
18-Institutional        Emerging Growth                      100 Million
18-Y                                                         100 Million
18-A                                                         100 Million
18-B                                                         100 Million
19-Institutional        MidCap Index                         100 Million
19-Y                                                         100 Million
19-A                                                         100 Million
19-B                                                         100 Million
20-Institutional        Core International Equity            100 Million
20-Y                                                         100 Million
20-A                                                         100 Million
20-B                                                         100 Million
23-Y                    Aggregate Bond                       100 Million
23-Institutional                                             100 Million
23-A                                                         100 Million
23-B                                                         100 Million
22-Y                    U.S. Government Income               100 Million
22-Institutional                                             100 Million
22-A                                                         100 Million
22-B                                                         100 Million
24-Y                    National Municipal Bond              100 Million
24-Institutional                                             100 Million
24-A                                                         100 Million
24-B                                                         100 Million

       The remaining authorized shares are classified into six additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

       In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Funds' Prospectus, shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

       Shareholders of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by -portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as a Distribution and Service Plan applicable to Retail A or B Shares) but not the other series of the same Fund, only the affected series will be entitled to vote. Each Retail Share of a Fund represents an equal proportionate interest with other Retail Shares in that Fund. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights.

       When issued for payment as described in the Funds' Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

       The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                      ADDITIONAL INFORMATION CONCERNING TAXES

       Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

       The Tax Exempt Intermediate Bond Market Fund and Tax-Exempt Money Market Fund intend to invest all or substantially all, of each Fund's assets in debt obligations, the interest on which is exempt for federal income tax purposes. For each Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

       The Tax-Exempt Intermediate Bond Fund is designed to provide investors with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"), H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends ultimately would be taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities, or for whom such facilities, or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

       The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Core International Equity Fund and the International Equity Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Core International Equity Fund and the International Equity Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

       In addition, in the case of any shares of a PFIC in which the Core International Equity Fund or the International Equity Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                             MANAGEMENT OF THE COMPANY

       The business and affairs of the Funds are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareholders.

       The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

DIRECTORS AND OFFICERS

       The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                          POSITION(S)
                          HELD WITH THE    PRINCIPAL OCCUPATIONS DURING PAST 5
NAME, ADDRESS & AGE       COMPANY          YEARS AND OTHER AFFILIATIONS
--------------------------------------------------------------------------------
James M. Wade            Chairman of the  Vice President and Chief Financial
2802 Wind Bluff Circle   Board            Officer, Johnson Controls, Inc. (a
Wilmington, NC  28409                     controls manufacturing company),
Age: 57                                   January 1987-May 1991.

Glen R. Bomberger        Director         Executive Vice President, Chief
One Park Plaza                            Financial Officer and Director, A.O.
11270 West Park Place                     Smith Corporation (a diversified
Milwaukee, WI                             manufacturing company) since January
53224-3690                                1987; Director of companies
Age: 63                                   affiliated with A.O. Smith
                                          Corporation; Director, Smith
                                          Investment Company; Director of
                                          companies affiliated with Smith
                                          Investment Company.
Jerry G. Remmel          Director         Vice President, Treasurer and Chief
16650A Lake Circle                        Financial Officer of Wisconsin Energy
Brookfield, WI  53005                     Corporation 1994-1996; Treasurer of
Age: 69                                   Wisconsin Electric Power Company
                                          1973-1996; Director of Wisconsin
                                          Electric Power Company 1989-1996;
                                          Senior Vice President, Wisconsin
                                          Electric Power Company 1988 - 1994;
                                          Chief Financial Officer, Wisconsin
                                          Electric Power Company 1983-1996; Vice
                                          President and Treasurer, Wisconsin
                                          Electric Power Company, 1983 - 1989.
Richard K. Riederer      Director         President and Chief Executive Officer
400 Three Springs Drive                   of Weirton Steel since 1995; Director
Weirton, WV  26062-4989                   of Weirton Steel since 1993; Executive
Age: 56                                   Vice President and Chief Financial
                                          Officer, Weirton Steel January 1994 -
                                          1995; Vice President of Finance and
                                          Chief Financial Officer, Weirton Steel
                                          January 1989-1994; Member, Board of
                                          Directors of American Iron and Steel
                                          Institute since 1995; Member, Board of
                                          Directors, National Association

                          POSITION(S)
                          HELD WITH THE    PRINCIPAL OCCUPATIONS DURING PAST 5
NAME, ADDRESS & AGE       COMPANY          YEARS AND OTHER AFFILIATIONS
-------------------------------------------------------------------------------
                                          of Manufacturers since 1995; Member,
                                          Board of Directors, WESBANCO since
                                          September 1997; Trustee of Carnegie
                                          Mellon University since 1997.

Charles R. Roy           Director         Vice President - Finance, Chief
14245 Heatherwood Court                   Financial Officer and Secretary,
Elm Grove, WI  53122                      Rexnord Corporation (an equipment
Age: 69                                   manufacturing company), 1988 - 1992;
                                          Vice President - Finance and
                                          Administration, Rexnord Inc., 1982 -
                                          1988; Officer and Director of
                                          several Rexnord subsidiaries until
                                          1992.
Bronson J. Haase<F1>     Director         President and CEO of Wisconsin Gas
626 E. Wisconsin Avenue                   Company, WICOR Energy, FieldTech and
Milwaukee, WI 53202                       Vice President of WICOR, Inc. since
Age: 56                                   1998; President and CEO of Ameritech -
B                                         Wisconsin (formerly Wisconsin Bell)
                                          1993-1998; President of Wisconsin Bell
                                          Communications 1988-1993; Board of
                                          Directors, The Marcus Corporation;
                                          Trustee of Roundy Foods; Chairman
                                          of the Wisconsin Utilities
                                          Association.
Bruce Laning<F1>         Director,        President and CEO, FIRMCO since
777 E. Wisconsin Avenue, President and    2000; Director, FIRMCO since 2000;
Suite 800                Treasurer        Senior Vice President, FIRMCO since
Milwaukee, WI  53202                      1999; Vice President, FIRMCO since
Age: 40                                   1994.

W. Bruce McConnel, III   Secretary        Partner of the law firm of Drinker
One Logan Square                          Biddle & Reath LLP.
18th & Cherry Streets
Philadelphia, PA  19103
Age: 57

Laura J. Rauman          Vice President   Vice President of Operations,
777 E. Wisconsin Avenue,                  FIRMCO since 1995; Senior Auditor,
Suite 800                                 Price Waterhouse, LLP, prior
Milwaukee, WI 53202                       thereto.
Age: 31

Joseph C. Neuberger      Assistant        Senior Vice President, Firstar
615 E. Michigan Street   Treasurer        Mutual Fund Services, LLC since
Milwaukee, WI 53202                       1994; Manager, Arthur Andersen LLP,
Age: 38                                   prior thereto.

<F1>  Mr. Haase and Mr. Laning are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

       The following chart provides certain information about the Director fees for the year ended October 31, 1999 of the Company's Directors.
                                                                  TOTAL
                                      PENSION OR                  COMPENSATION
                                      RETIREMENT    ESTIMATED         FROM
                       AGGREGATE       BENEFITS      ANNUAL          COMPANY
                      COMPENSATION    ACCRUED AS    BENEFITS        AND FUND
         NAME OF        FROM THE     PART OF FUND     UPON      COMPLEX<F1> PAID
     PERSON/POSITION    COMPANY        EXPENSES    RETIREMENT     TO DIRECTORS
     ---------------  ------------   ------------  ----------   ----------------
      James M. Wade
       Chairman of
        the Board       $18,500           $0           $0          $18,500

    Glen R. Bomberger
        Director        $15,000<F2>       $0           $0          $15,000

     Jerry G. Remmel
        Director        $15,000           $0           $0          $15,000

   Richard K. Riederer
        Director        $15,000           $0           $0          $15,000

     Charles R. Roy
        Director        $15,000           $0           $0          $15,000

    Bronson J. Haase
        Director        $15,000           $0           $0          $15,000


   <F1> The "Fund Complex" includes only the Company.  The Company is comprised of 20 separate portfolios.

   <F2> Includes $15,000 which Mr. Bomberger elected to defer under the
        Company's deferred compensation plan.

       Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1999, the Directors and Officers received aggregate fees and reimbursed expenses of $88,492. Mr. Laning, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President and Treasurer, Vice President and Assistant Treasurer, respectively, although FIRMCO, of which Mr. Laning and Ms. Rauman are President and Vice President of Operations, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of Firstar Corporation. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

       Directors, employees, retirees and their families of Firstar Corporation or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Retail A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

ADVISORY SERVICES

       FIRMCO became the investment adviser to the U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX(TM) Fund and Equity Index Fund as of February 3, 1992 and became the investment adviser to the Growth and Income Fund effective June 17, 1993. Prior thereto, investment advisory services were provided by Firstar Trust Company, an affiliate of FIRMCO. FIRMCO is also the investment adviser to the Growth Fund, Intermediate Bond Market Fund, Balanced Income Fund, Balanced Growth Fund, Tax-Exempt Intermediate Bond Fund, Emerging Growth Fund, MicroCap Fund, MidCap Index Fund, International Equity Fund and Core International Equity Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.


       In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by each Fund (excluding the MidCap Index and Tax-Exempt Intermediate Bond Funds) on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive advisory fees otherwise payable by the Funds.

       For the services provided and expenses assumed by the Adviser under its Investment Advisory Agreement in effect for the fiscal years ended October 31, 1999, 1998 and1997, the Adviser was paid and waived advisory fees as follows:

                         1999                 1998                  1997
                         ----                 ----                  ----
U.S. Treasury
Money Market Fund  $519,416 (15,375)    $313,106 (74,162)    $264,236 (69,017)

U.S. Government
Money Market Fund  1,248,897 (6,821)     904,397 (81,346)     933,618 (50,816)

Tax-Exempt
Money Market Fund   678,369 (14,071)     454,275 (88,110)     384,622 (72,448)

Short-Term
Bond Market Fund   675,262 (542,291)    550,921 (528,964)   $669,603 (605,038)

Special
Growth Fund       4,187,456 (31,109)       5,243,173 (24)        5,168,254 (0)

Bond
IMMDEX/TM Fund       1,577,620 (800)        1,551,355 (0)        1,294,766 (0)

Equity
Index Fund       1,248,658 (394,242)  1,076,720 (179,779)          815,050 (0)

Intermediate
Bond Market
Fund             1,165,094 (421,858)  1,080,528 (410,430)    778,669 (345,403)

Growth Fund        2,378,404 (3,010)       1,663,048 (72)    1,470,245 (2,052)

Balanced
Growth Fund      1,796,430 (156,173)  1,345,543 (403,169)  1,056,380 (334,926)

Growth and
Income Fund        5,581,009 (5,771)        4,513,188 (0)       3,086,069 (45)

Tax-Exempt
Intermediate
Bond Fund          319,104 (164,330)    217,113 (207,408)    109,101 (176,855)

International
Equity Fund        558,117 (142,472)    641,868 (219,464)    422,050 (370,710)

Emerging
Growth Fund         938,829 (25,818)    365,419 (135,525)  46,258 (28,226)<F1>

Balanced
Income Fund        230,911 (147,908) 60,206 (177,189)<F2>

MicroCap Fund        1,941,648 (928)    1,685,137 (2,576)       1,318,931 (33)
----------------
<F1> From inception (August  15, 1997) to October 31,1997.
<F2> From inception (December 1,1997) to October 1,1998.

       Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.


       With regard to the International Equity Fund and Core International Equity Fund, under the Investment Advisory Agreements, the Adviser is authorized to delegate its responsibilities to another adviser. The Adviser has appointed Hansberger Global Investors, Inc. as Sub-Adviser to the International Equity Fund and Glenmede Advisers, Inc. as Sub-Adviser to the Core International
Equity Fund. The Sub-Adviser determines the securities to be purchased, retained or sold by the respective Fund. Prior to September 1, 2000, The Glenmede Trust Company, an affiliate of Glenmede Advisers, Inc. was the Sub-Adviser to the Core International Equity Fund. See "Sub-Advisers" below.


       SUB-ADVISERS. The International Equity Fund receives sub-advisory services from Hansberger Global Investors, Inc. ("HGI"). Under the terms of the Sub-Advisory Agreement between the Adviser and HGI, HGI furnishes investment advisory and portfolio management services to the International Equity Fund with respect to its investments. HGI is responsible for decisions to buy and sell the International

Equity Fund's investments and all other transactions related to investment therein. HGI negotiates brokerage commissions and places orders of purchases and sales of the International Equity Fund's portfolio securities. During the term of the Sub-Advisory Agreement, HGI will bear all expenses incurred by it in connection with its services under such agreement.


       The Core International Equity Fund receives sub-advisory services from Glenmede Advisers, Inc. ("Glenmede"). Under the terms of the Sub-Advisory Agreement between the Adviser and Glenmede, Glenmede furnishes investment advisory and portfolio management services to the Core International Equity Fund with respect to its investments. Glenmede is responsible for decisions to buy and sell the Core International Equity Fund's investments and all other transactions related to investment therein. Glenmede negotiates brokerage commissions and places orders of purchases and sales of the Core International Equity Fund's portfolio securities. During the term of the Sub-Advisory Agreement, Glenmede will bear all expenses incurred by it in connection with its services under such agreement.


       At a meeting of the Firstar Board of Directors ("Firstar Board") on June 16, 2000, the Adviser recommended, and the Firstar Board unanimously approved, the reorganization of the portfolios of Mercantile Mutual Funds, Inc. into the corresponding portfolios of the Company. As part of the reorganization, the International Equity Portfolio of Mercantile Mutual Funds, Inc. will be reorganized into the Core International Equity Fund.

       In conjunction with the reorganization, the Adviser also recommended the hiring of Clay Finlay - the current sub-adviser to the Mercantile International Equity Portfolio - to provide sub-advisory services to the Firstar Core International Equity Fund. The hiring of Clay Finlay is contingent upon the approval of a new sub-advisory agreement by the Fund's shareholders at a meeting scheduled to be held on November 8, 2000. If Clay Finlay is hired as the new sub-adviser to the Fund, the sub-advisory agreement with Glenmede will be terminated. If approved, the Adviser anticipates that Clay Finlay will begin serving as the new sub-adviser on or around November 17, 2000.

       Pursuant to the Sub-Advisory Agreements, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of its obligations and duties thereunder, or loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser will not be subject to any liability to the Adviser, the International Equity Fund, Core International Equity Fund or the Company, or to any shareholder of the International Equity Fund, Core International Equity Fund or the Company, for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreements. See "Banking Laws and Regulations" below for information regarding certain banking laws and regulations and their applicability to the Sub-Adviser and services under the Sub-Advisory agreements.

       Prior to September 2, 1997, State Street Bank and Trust Company served as sub-adviser to the International Equity Fund. For the services provided under the sub-advisory agreements in effect for the fiscal years ended October 31, 1999, 1998 and 1997, HGI and State Street Bank and Trust Company were paid and waived sub-advisory fees as follows:

               NET SUB-ADVISORY FEES PAID (SUB-ADVISORY FEES WAIVED)

                                1999             1998              1997
                                ----             ----              ----
International Equity Fund   $318,983 (0)     $381,819 (0)      $227,372 (0)

       The Core International Equity Fund had not commenced operations on October 31, 1999.

       REGULATORY MATTERS. Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by a Fund to a financial intermediary in connection with the investment of fiduciary funds in a Funds' Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

       Shares of the Funds are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Bank, N.A. or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Funds involves risks including possible loss of principal.

ADMINISTRATION AND DISTRIBUTION SERVICES

       Firstar Mutual Fund Services, LLC serves as administrator (the "Administrator") to the Company. Under the Fund Administration Servicing Agreement, the Administrator has agreed to maintain office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareholder Organizations and Institutions; and generally assist in the Company's operations. The following administrative services are also provided by Firstar Mutual Fund Services, LLC: compile data for and prepare, with respect to the Company, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual reports to Funds' shareholders and Registration Statements for the Funds; monitor the Funds' expense accruals and cause all appropriate expenses to be paid on proper authorization from the Funds; monitor the Funds' status as a regulated investment company under Subchapter M of the Code; maintain the Funds' fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Funds as set forth in the Prospectus and SAI.

       The Administrator is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. The Administrator may voluntarily waive all or a portion of its administrative fee from time to time. This waiver may be terminated at any time at the Administrator's discretion.

       Under the Fund Administration Servicing Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from willful misconduct, bad faith or negligence on the part of the Administrator in the performance of its duties.

       Firstar Trust Company became Co-Administrator to the Company on September 1, 1994, and assigned its rights and obligations to Firstar Mutual Fund Services, LLC on October 1, 1998. From January 1, 1995 until August 1, 2000, B.C. Ziegler and Company served as co-administrator to the Company (together the "Co-Administrators").


       The Distributor, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides distribution services for each Fund as described in the Funds' Prospectus pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature.

       For its administrative services for the fiscal years ended October 31, 1999, 1998 and 1997, the Co-Administrators were paid and waived the following administrative fees:

             NET ADMINISTRATION FEES PAID (ADMINISTRATION FEES WAIVED)
             --------------------------------------------------------
                         1999                 1998                  1997
                         ----                 ----                  ----
U.S. Treasury
Money Market Fund  $102,983 (12,042)     $29,747 (54,772)     $25,971 (48,185)

U. S. Government
Money Market Fund   239,801 (30,215)     75,209 (139,922)     77,457 (141,599)

Tax-Exempt Money
Market Fund         133,293 (15,624)      41,065 (77,310)      35,787 (65,920)
Short-Term Bond
Market Fund         196,764 (24,546)      69,432(126,882)     86,550 (149,862)

Special
Growth Fund         528,380 (78,076)    269,375 (492,978)    245,929 (521,369)

Bond IMMDEX-Fund    495,763 (70,052)    200,288 (364,601)    167,223 (318,234)

Equity Index Fund   633,693 (72,866)    195,703 (353,692)    134,156 (229,162)

Intermediate
Bond Market Fund    304,583 (39,645)    115,423 (210,207)     79,413 (171,118)

Growth Fund         312,797 (31,157)     85,845 (156,347)     71,750 (146,715)

Balanced
Income Fund           49,835 (5,686)  12,498 (22,106)<F2>

Balanced
Growth Fund         250,967 (31,982)     90,542 (164,087)     73,298 (133,271)

Growth and
Income Fund         724,594 (87,590)    233,865 (423,689)    171,898 (286,778)

Tax-Exempt
Intermediate
Bond Fund            93,040 (12,419)      32,957 (59,803)      22,619 (41,122)

International
Equity Fund           48,844 (6,041)      24,861 (44,829)      20,840 (38,741)

MicroCap Fund       127,042 (12,611)      43,380 (79,285)      29,709 (68,284)

Emerging
Growth Fund          129,042 (9,235)      26,045 (46,986)    3,488 (7,567)<F1>

       The Mid Cap Index Fund and Core International Equity Fund had not commenced operations on October 31, 1999.

<F1> From inception (August 15, 1997) to October 31, 1997.
<F2> From inception (December 1,1997) to October 31, 1998.

SHAREHOLDER ORGANIZATIONS

Institutional and Y Shares

       As stated in the Funds' Prospectus the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support services to customers of the Shareholder Organizations who are the beneficial owners of Institutional Shares of the Money Market Funds and Y Shares of the Non-Money Market Funds. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Institutional Shares or Y Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting;
(vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Funds. The Funds' arrangements with Shareholder Organizations under the agreements are governed by the Service Plan for the Institutional Shares or Y Shares, as applicable, which has been adopted by the Board of Directors.

       Under the terms of their agreement with Firstar, Shareholder Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. In addition, investors should contact their Shareholder Organizations with respect to the availability of shareholder services and the particular Shareholder Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareholder Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareholder Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareholder Organization.

              CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT
       Firstar Bank, N.A. serves as custodian of all the Funds' assets. Under the Custody Agreement, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's next $1 billion and 0.005% on the balance. In addition, Firstar Bank, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses. The Chase Manhattan Bank performs certain foreign custodial services related to the International Equity Fund and Core International Equity Fund.

       Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for each Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $15.00 per shareholder account with an annual minimum of $24,000 per Fund, plus a 0.01% asset - based fee, and certain other transaction charges and reimbursement for expenses.

       In addition, all of the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of each Fund's assets: U.S. Treasury Money Market, and U.S. Government Money Market Funds--$39,000 on the first $100 million, 0.01% on the next $200 million, and 0.005% on the balance, plus out-of-pocket expenses, including pricing expenses; and Tax-Exempt Money Market Fund--$39,000 on the first $100 million, 0.02% on the next $200 million, and 0.01% on the balance, plus out-of-pocket expenses, including pricing expenses; Balanced Income Fund and Balanced Growth Fund -- $49,500 on the first $100 million, 0.0225% on the next $200 million, and 0.015% on the balance, plus out of pocket expenses, including pricing expenses; Growth and Income Fund, Equity Index Fund, Growth Fund, MidCap Index Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund -- $45,000 on the first $100 million, 0.01875% on the next $200 million, 0.01125% on the balance, plus out-of-pocket expenses, including pricing expenses; and Short-Term Bond Market Fund, Intermediate Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Bond IMMDEX(TM) Fund, International Equity Fund and Core International Equity Fund -- $58,500 on the first $100 million, 0.03% on the next $200 million, 0.015% on the balance, plus out-of-pocket expenses, including pricing expenses.

                                     EXPENSES

       Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareholder Organization fees, charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


                  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

       PricewaterhouseCoopers LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, serve as auditors for the Company. The Company's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1999 has been filed with the SEC. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The unaudited Financial Statements in the Semi-Annual Report for the period ended April 30, 2000 have also been incorporated herein by reference.
                               CODE OF ETHICS

       The Company, Adviser and Distributor have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                                      COUNSEL

       Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996, serve as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectus.

                      YIELD AND OTHER PERFORMANCE INFORMATION

MONEY MARKET FUNDS

       From time to time each Fund may quote its "yield" and "effective yield," and the Tax-Exempt Money Market Fund may also quote its "tax-equivalent yield," in advertisements or in communications to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "yield" and "effective yield" of each Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Fund is computed separately by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for each Fund is computed by compounding a particular Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries directly on their customers for cash management services are not reflected in the Company's calculations of yields for the Funds.

       The "tax-equivalent yield" of the Tax-Exempt Money Market Fund shows the level of taxable yield needed to produce an after-tax equivalent to the Fund's tax-free yield. This is done by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The Fund's standardized "tax-equivalent yield" is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent yield" will always be higher than the "yield" of the Tax-Exempt Money Market Fund.

       Each Fund may compute "average annual total return." Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. Each Fund may compute aggregate total return, which reflects the total percentage change in value over the measuring period.

       Additionally, the total returns and yields of the Funds may be compared in publications to those of other mutual funds with similar investment objectives and to other relevant indices, rankings or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the yields of the U.S. Treasury Money Market Fund and the U.S. Government Money Market Fund may be compared to the Donoghue's Government Money Fund Average, and the yields of the Tax-Exempt Money Market Fund may be compared to the Donoghue's Tax-Free Money Fund Average, which are averages compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. In addition, the yields of the U.S. Treasury Money Market and the U.S. Government Money Market Funds may be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

       Yield data and total return as reported in national financial publications including MONEY MAGAZINE, FORBES, BARRON'S, MORNINGSTAR MUTUAL FUNDS, THE WALL STREET JOURNAL, MUTUAL FUNDS MAGAZINE, KIPLINGERS PERSONAL FINANCE and THE NEW YORK TIMES, or in publications of a local or regional nature, may also be used in comparing the yields of the Funds.

       Since performance fluctuates, performance data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield and total return.

       The current yield for each of the Money Market Funds may be obtained by calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND. Institutional Shares are new. Retail A Shares of the Money Market Fund would have a substantially similar yield because the shares are invested in the same portfolio of securities and yield will only differ to the extent the Institutional Shares do not have the same expenses. For the seven-day period ended April 30, 2000, the annualized yields of the Retail A Shares U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund were 5.05%, 5.33% and 3.78%, respectively. Without fees waived by the Adviser and Co-Administrators during such period, the annualized yields of such Funds would have been 4.11%, 4.60% and 2.66%, respectively. For the seven-day period ended April 30, 2000, the effective yields of the U.S. Treasury Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund were 5.18%, 5.47% and 3.85%, respectively. Without fees waived by the Adviser and Co-Administrators during such period, the effective yields of such Funds would have been 5.18%, 5.27% and 3.85%, respectively. For the seven-day period ended April 30, 2000, the tax-equivalent yield of the Tax-Exempt Money Market Fund was 5.58% (assuming a federal income tax rate of 31%).

YIELD CALCULATIONS: BOND FUNDS

       Yield is computed based on the net income of a series of shares of a Bond Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation, more specifically, the yield of a series of shares is calculated by dividing the net investment income per share for that series (as described below) earned during a 30-day (or one-month) period by the net asset value per share for that series (including the maximum front end sales charge of 4.00% for the Retail A Shares of the Bond Funds) on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period attributable to that series is based on the average daily number of shares of the series outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that series minus expenses accrued for the period, attributable to that series net of reimbursements.

This calculation can be expressed as follows:

                                 a-b
                   Yield = 2 [(----- + 1)6 - 1]
                                c x d

               Where:    a =   dividends and interest earned during the period.

                         b = expenses accrued for the period (net of reimbursements).

                         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                         d = Maximum offering price per share on the last day of the period.

       For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

       Interest earned on tax-exempt obligations of the Tax-Exempt Intermediate Bond Fund that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

       With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

       Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

       In addition, the Tax-Exempt Intermediate Bond Fund may advertise a "tax-equivalent yield" which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Fund. This is done by increasing the yield of the series of shares (calculated as stated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. This is computed by: (a) dividing the portion of the Fund's yield for a particular series (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent" yield will always be higher than the "yield" of the Fund.

       Y Shares of the Funds are new and have no performance history. The yield performance below is for other classes of shares that would have similar yields because each class of shares will be invested in the same portfolio of securities. Yields will differ only to the extent that classes do not have the same expenses. You should be aware that Retail A Shares, Retail B Shares and Y Shares have a .25% shareholder servicing fee, while the Institutional shares for non-Money Market Funds have no shareholder servicing fee.

       The Fund currently calculates 30-day yields for its Bond Portfolios but not for its Equity Portfolios. For the 30-day period ended April 30, 2000, the yields on the Bond Portfolios were as follows:

PORTFOLIO                                         30-DAY YIELD
---------                                         ------------
Short-Term Bond Market Fund
       Institutional Shares                            6.41%
       Retail A - No Load                              6.16%
       Retail A - Load Adjusted                        5.91%
       Retail B                                        5.40%

Intermediate Bond Market Fund
       Institutional Shares                            6.75%
       Retail A - No Load                              6.49%

       Retail A - Load Adjusted                        6.23%
       Retail B                                        5.72%

Bond IMMDEXTM Fund
       Institutional Shares                            7.12%
       Retail A - No Load                              6.86%
       Retail A - Load Adjusted                        6.58%
       Retail B                                        6.10%

Tax-Exempt Intermediate Bond Fund
       Institutional Shares                            4.59%
       Retail A - No Load                              4.33%
       Retail A - Load Adjusted                        4.16%
       Retail B                                        3.58%

       Without fees waived by the Advisor, the 30-day yields for the period ended April 30, 2000, would have been:

PORTFOLIO                                         30-DAY YIELD
---------                                         ------------

Short-Term Bond Market Fund
       Institutional Shares                            6.11%
       Retail A - No Load                              5.86%
       Retail A - Load Adjusted                        5.61%
       Retail B                                        5.10%

Intermediate Bond Market Fund
       Institutional Shares                            6.63%
       Retail A - No Load                              6.37%
       Retail A - Load Adjusted                        6.11%
       Retail B                                        5.60%

Bond IMMDEXTM Fund
       Institutional Shares                            7.12%
       Retail A - No Load                              6.86%
       Retail A - Load Adjusted                        6.58%
       Retail B                                        6.10%

Tax-Exempt Intermediate Bond Fund
       Institutional Shares                            4.39%
       Retail A - No Load                              4.13%
       Retail A - Load Adjusted                        3.96%
       Retail B                                        3.38%

       For the 30-day period ended April 30, 2000, the tax-equivalent yield (assuming a tax rate of 39.6%) for the Tax-Exempt Intermediate Bond Fund was:

                                                   30-DAY TAX-
       PORTFOLIO                                EQUIVALENT YIELD
       ---------                                ----------------
Tax-Exempt Intermediate Bond Fund
       Institutional Shares                            7.60%
       Retail A - No Load                              7.17%
       Retail A - Load Adjusted                        6.89%
       Retail B                                        5.93%

       Without fees waived by the Adviser, the 30-day, tax-equivalent yield (assuming a tax rate of 39.6%) for the Tax-Exempt Intermediate Bond Fund at April 30, 2000 would have been:

                                                   30-DAY TAX-
       PORTFOLIO                                EQUIVALENT YIELD
       ---------                                ----------------
Tax-Exempt Intermediate Bond Fund
       Institutional Shares                            7.27%
       Retail A - No Load                              6.84%
       Retail A - Load Adjusted                        6.56%
       Retail B                                        5.60%

TOTAL RETURN CALCULATIONS.

       Each Fund computes "average annual total return" separately for its Retail A, Retail B, Institutional and Y Shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                         P(1 + T)n  = ERV

             Where:      T =   average annual total return.

                       ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                         P =   hypothetical initial payment of $1,000.

                         n = period covered by the computation, expressed in terms of years.

       The Funds may compute aggregate total return, which reflects the total percentage change in value over the measuring period. The Funds compute their aggregate total returns separately for the Retail A, Retail B, Institutional and Y Series, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                          ERV
                   T = [(-----) - 1]
                           P

       The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return reflect the deduction of the 5.50% maximum front-end sales charge for equity funds and 4.00% maximum front end sales charge for fixed income funds in connection with the purchase of Retail A Shares and the maximum sales load charged in connection with redemptions of Retail B Shares (5.00%). The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.


       The total return and yield of a Fund's Shares may be compared in publications to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices, to rankings, or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the total return and yield, as appropriate, of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. The total return of a bond or balanced Fund's shares may be compared to the Lehman Brothers 1-3 Year Government/Credit Bond Index; the Merrill Lynch 1-2.99 U.S. Treasury Bond Index; the Lehman Brothers Intermediate Government/Credit Bond Index; the Lehman Brothers 5-Year General Obligation Bond Index; the Lehman Brothers Government/Credit Bond Index; and the Consumer Price Index. In addition, the total return of an equity Fund's shares may be compared to the S&P 500 Index; the S&P MidCap 400 Index, the S&P SmallCap 600 Index, the NASDAQ Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Quotation System; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; the Wilshire Top 750 Index, an index of all domestic equity issues which are traded over the national exchanges; the Russell 2000 Index; the Value Line Composite Index, an unmanaged index of nearly 1,700 stocks reviewed in RATINGS & REPORTS; the Russell MidCap; the Wilshire Next 1750 Index; the Wilshire MidCap 750 Index; and the Consumer Price Index. In addition, the total return of a series of shares of the International Equity Fund will be compared to the GDP EAFE Index and may be compared to the Salomon-Russell Indices, Russell Universe Indices, Lipper International Indices, and the domestic indices listed above. Total return and yield data as reported in national financial publications, such as MONEY MAGAZINE, FORBES, BARRON'S, MORNINGSTAR MUTUAL FUNDS, MUTUAL FUNDS MAGAZINE, KIPLINGER'S PERSONAL FINANCE MAGAZINE, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.


       Performance quotations represent past performance, and should not be considered as representative of future results. Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. The investment return and principal value of an investment in a Fund's series of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's series of shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of yield and total return and will reduce the yield and total return received by the accounts.

       Y Shares of the Funds are new and have no performance history. The performance history below is for Retail A Shares that would have similar returns because each class of shares will be invested in the same portfolio of securities. Performance will differ only to the extent that classes do not have the same expenses. You should be aware that Retail A Shares have a .25% shareholder servicing fee and a front-end sales charge of 4.50% for equity funds and 3.75% for fixed income funds, while the Institutional shares for the Non-Money Market Funds have no shareholder servicing fee or front-end sales charge. The Non-Money Market Funds' average annual total return and aggregate total return quotations do not reflect the deduction of the maximum front-end sales charge in connection with the purchase of Retail A Shares.

                                PERFORMANCE HISTORY
                                -------------------
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURN AS OF APRIL 30, 2000
                                  RETAIL A SHARES

                                                           SINCE INCEPTION
                              1 YEAR   5 YEARS  10 YEARS   (INCEPTION DATE)
                              ------   -------  --------   ----------------
SHORT-TERM BOND MARKET        3.41     5.63      6.71           6.49

INTERMEDIATE BOND MARKET      1.63     5.91       n/a           5.64

TAX-EXEMPT INTERMEDIATE
BOND                          -.18     4.20       n/a           4.13

BOND IMMDEX(TM)               1.30     6.64      8.15           7.65

BALANCED INCOME               2.23      n/a       n/a           8.96

BALANCED GROWTH              14.17    14.54       n/a          11.67

GROWTH AND INCOME             4.48    21.24     15.47          14.36

EQUITY INDEX                  9.26    24.51     18.13          16.83

GROWTH                       20.88    21.83       n/a          16.57

SPECIAL GROWTH               23.29    14.97     15.18          14.32

EMERGING GROWTH              38.86      n/a       n/a           9.62

MICROCAP                    153.06      n/a       n/a          43.57

INTERNATIONAL EQUITY          3.59     0.19       n/a           0.14

       The performance of the Balanced Income Fund for the period prior to December 1, 1997 is represented by the performance of a collective investment fund which operated prior to the effectiveness of the registration statement of the Balanced Income Fund. At the time of Balanced Income Fund's inception, the collective investment fund was operated using materially equivalent investment objectives, policies, guidelines and restrictions as its corresponding Firstar fund. In connection with the Balance

Income Fund's commencement of operations, on December 1, 1997, the collective investment fund transferred its assets to its Firstar Fund equivalent.

       The collective investment fund was not registered under the 1940 Act and was and is not subject to certain restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the collective investment fund had been registered under the 1940 Act, performance may have been adversely affected. Performance of the collective investment fund has been restated to reflect the Firstar Balanced Income Fund's actual expenses during the Fund's first fiscal year. Performance quotations of the collective investment fund present past performance of the FIRMCO managed collective fund, which is separate and distinct from Firstar Balanced Income Fund, do not represent past performance of this Fund and should not be considered as representative of future results of this Fund.

       Prior to January 10, 1995, the Funds offered to retail and institutional investors one series of shares with neither a sales charge nor a 0.25% service organization fee. Retail A Share performance neither reflects the deduction of the current maximum sales charge of 4.50% for equity funds and 3.75% for fixed income funds, nor does it reflect service organization fees. If sales charges or service organization fees had been reflected, performance would be reduced.

       The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distribution had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser or Sub-Advisers as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, treasury bills and shares of a Fund. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other materials which highlight or summarize the information discussed in more detail therein.

                                   MISCELLANEOUS

       As used in this SAI and in the Funds' Prospectus, a majority of the outstanding shares of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or a charge in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.

       As of August 31, 2000, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar
Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares:

FUND
----
Money Market                            14%
Institutional Money Market              83%
Tax-Exempt Money Market                 68%
U.S. Treasury Money Market              46%
U.S. Government Money Market            82%
Growth and Income                       68%
Short-Term Bond Market                  67%
Intermediate Bond Market                90%
Bond IMMDEXTM                           75%
Tax-Exempt Intermediate Bond            84%
Balanced Income                         83%
Balanced Growth                         71%
Growth and Income                       68%
Equity Index                            76%
Growth                                  84%
Special Growth                          77%
MidCap Index                            98%
Emerging Growth                         94%
MicroCap                                83%
Core International Equity              100%
International Equity                    88%

At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.

       The Equity Index Fund and MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Equity Index Fund, MidCap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund or MidCap Index Fund particularly or the ability of the S&P 500 Index or S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Company is the licensing of certain trademarks and trade names of S&P, the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Company, the Equity Index Fund or the MidCap Index Fund. S&P has no obligation to take the needs of the Company or shareholders of the Equity Index Fund or MidCap Index Fund into consideration in determining, composing or calculating the S&P 500 Index and S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Equity Index Fund or the MidCap Index Fund or the timing of the issuance or sale of the Equity Index Fund or MidCap Index Fund or in the determination or calculation of the equation by which the Equity Index Fund and MidCap

Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund or MidCap Index Fund.

       S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    APPENDIX A

COMMERCIAL PAPER RATINGS

       A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

       "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

       Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

       Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

       "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

       "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       "Not Prime" - Issuers do not fall within any of the Prime rating categories.

       Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

       "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

       "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

       "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

       "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

       "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

       "D" - Securities are in actual or imminent payment default.

       Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

       "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

       "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

       "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

       "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

       The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

       "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       "BBB" - An obligation rated "BBB" exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

       "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

       "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

       "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

       - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

       The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

       "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

       "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

       "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Con. (...) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes the ratings used by Fitch for corporate and municipal bonds:

       "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

       "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

       "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments.

This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

       "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

       "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

       "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

       "CCC," "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

       "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

       Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

       - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

       - `NR' indicates the Fitch does not rate the issuer or issue in question.

       - `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       - RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

       Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

       "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

       "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

       "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

       "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

       "BB" - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

       "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

       "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

       "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

       "D" - This designation indicates that the long-term debt is in default.

       PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

       A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

       "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

       "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

       "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

       Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

       "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

       "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

       "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

       "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

       Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                    APPENDIX B

               ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                      OPTIONS

         As stated in the Prospectus, certain of the Funds may enter into futures contracts and options for hedging or other purposes. Such transactions are described in this Appendix.

I.    INTEREST RATE FUTURES CONTRACTS

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         A Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         EXAMPLES OF FUTURES CONTRACT SALE. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund's portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         EXAMPLES OF FUTURES CONTRACT PURCHASE. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time

   (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

         The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, expenses would also be incurred.

II.   INDEX FUTURES CONTRACTS.

         A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

         A Fund may sell index futures contracts as set forth in the Prospectus. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase index futures contracts. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                 ANTICIPATORY PURCHASE HEDGE: Buy the Future Hedge
                    Objective: Protect Against Increasing Price

                PORTFOLIO                        FUTURES
                ---------                        -------
                               -Day Hedge is Placed-

         Anticipate Buying $62,500     Buying 1 Index Futures at 125

             Equity Portfolio        Value of Futures=$62,500/Contract

                               -Day Hedge is Lifted-

         Buy Equity Portfolio with      Sell 1 Index Futures at 130
           Actual Cost = $65,000    Value of Futures = $65,000/Contract

    Increase in Purchase Price = $2,500  Gain on Futures = $2,500

                     HEDGING A STOCK PORTFOLIO: Sell the Future
                     Hedge Objective: Protect Against Declining
                              Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

                PORTFOLIO                        FUTURES
                ---------                        -------
                               -Day Hedge is Placed-

       Anticipate Selling $1,000,000   Sell 16 Index Futures at 125
             Equity Portfolio          Value of Futures = $1,000,000

                               -Day Hedge is Lifted-

          Equity Portfolio - Own         Buy 16 Index Futures at 120
       Stock with Value = $960,000       Value of Futures = $960,000
     Loss in Portfolio Value = $40,000    Gain on Futures = $40,000

If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                PORTFOLIO                        FUTURES
                ---------                        -------

                               -Day Hedge is Placed-

         Anticipate Buying $62,500     Buying 1 Index Futures at 125

             Equity Portfolio        Value of Futures=$62,500/Contract


                PORTFOLIO                        FUTURES
                ---------                        -------

                               -Day Hedge is Lifted-

         Buy Equity Portfolio with      Sell 1 Index Futures at 120
           Actual Cost - $60,000     Value of Futures = $60,000/Contract
    Decrease in Purchase Price = $2,500   Loss on Futures = $2,500

                    HEDGING A STOCK PORTFOLIO: Sell the Future
                    Hedge Objective: Protect Against Declining
                              Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

                PORTFOLIO                        FUTURES
                ---------                        -------

                               -Day Hedge is Placed-

       Anticipate Selling $1,000,000   Sell 16 Index Futures at 125
             Equity Portfolio          Value of Futures = $1,000,000

                               -Day Hedge is Lifted-

          Equity Portfolio - Own         Buy 16 Index Futures at 130
      Stock with Value = $1,040,000     Value of Futures = $1,040,000
    Gain in Portfolio Value = $40,000     Loss on Futures = $40,000

III.        FUTURES CONTRACTS ON FOREIGN CURRENCIES
             A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the International

Equity Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.   MARGIN PAYMENTS.

         Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser and, where applicable, the Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

         There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the

   Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser and, where applicable, Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by a Fund is also subject to the Adviser's or, where applicable, the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.   OPTIONS ON FUTURES CONTRACTS.

         A Fund may purchase options on the futures contracts described above and, if permitted by its investment objective and policies, may also write options on futures contracts. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or write call options on futures contracts rather than sell futures contracts.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VII.  ACCOUNTING AND TAX TREATMENT.

         Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

       The tax principles applicable to futures contracts and options are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

Firstar Funds
All Classes

PROSPECTUS
September 18, 2000
(as revised October 16, 2000)

BOND FUNDS


U.S. GOVERNMENT SECURITIES FUND
AGGREGATE BOND FUND
NATIONAL MUNICIPAL BOND FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.



                                                                   FIRSTAR FUNDS



                                FIRSTAR FUNDS/R
                               September 18, 2000
                          (as revised October 16, 2000)


                                 TABLE OF CONTENTS
                                                                    Page
                                                                    ----

U.S. GOVERNMENT SECURITIES FUND.......................................1
AGGREGATE BOND FUND...................................................5
NATIONAL MUNICIPAL BOND FUND..........................................9
TYPES OF INVESTMENT RISK.............................................13
INVESTING WITH FIRSTAR FUNDS.........................................19
     Share Classes Available.........................................19
     Sales Charges and Waivers.......................................20
     Purchasing Shares...............................................25
     Redeeming Shares................................................28
     Exchanging Shares...............................................30
     Additional Shareholder Services.................................31
ADDITIONAL INFORMATION...............................................32
     Dividends, Capital Gains Distributions and Taxes................32
     Management of the Funds.........................................33
     Net Asset Value and Days of Operation...........................34
APPENDIX.............................................................35
     Financial Highlights............................................35



------------------------------------------------------------------------------
Learn about each Fund's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.
------------------------------------------------------------------------------

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF FIRSTAR BANK, N.A. AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

U.S. GOVERNMENT SECURITIES FUND

OBJECTIVE
The investment objective of the U.S. Government Securities Fund is to seek a high rate of current income that is consistent with relative stability of principal. The investment objective may be changed by the Board of Directors without approval of shareholders, although no change is currently anticipated.


PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government and its agencies, including U.S. Treasury bonds, notes and bills, as well as in repurchase agreements backed by such obligations. The Fund also invests in mortgage-backed securities issued by U.S. Government-sponsored entities such as Ginnie Maes, Fannie Maes, and Freddie Macs. The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from one to 30 years. Under normal conditions, however, the Adviser does not expect the Fund's average weighted maturity to exceed 10 years when adjusted for the expected average life of any mortgage-backed securities held by the Fund.


PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed-income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk
               -----------  ------------------     -------------   -----------
is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk
                                                 ------------------
that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. Maturity risk is the risk
                                                      -------------
that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.


Certain securities in which the Fund invests pose additional risks. The Statement of Additional Statement (the "Additional Statement") describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and prepayment risk. Extension
                                 --------------     ---------------   ---------
risk is the risk that an issuer will exercise its right to pay principal on an
----
obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay
---------------
principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations, the value of its debt securities will fall. Securities issued or guaranteed by the U.S. Government and its agencies have historically involved little risk of loss of principal if held to maturity. Certain U.S. government securities, such as Ginnie Maes, are supported by the full faith and credit of the U.S. Treasury. Others, such as Freddie Macs, are supported by the right of the issuer to borrow from the U.S. Treasury. Other securities, such as Fannie Maes, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the issuers, and still others are supported by the issuer's own credit.

Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the agreement.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional. These share types bear differing levels of expenses, as described under "Investing with Firstar Funds."


The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A, Retail B, Y and Institutional Shares compare to those of a broad-based securities market index. The Fund will not begin investment operations until the closings of pending reorganizations between Firstar Funds, Inc. and each of Mercantile Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of corresponding classes of the Mercantile U.S. Government Securities Portfolio (the "Predecessor Portfolio"). The Predecessor Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.


The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

      YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)

                              90             11.04
                              91             13.98
                              92              5.48
                              93              8.77
                              94             -2.74
                              95             14.95
                              96              3.01
                              97              6.37
                              98              6.43
                              99              0.69

The Fund's performance for the six-month period ended June 30, 2000 was 2.97%.

                 U.S. GOVERNMENT
                 SECURITIES FUND

BEST QUARTER:       Q 3    '91                  5.40%

WORST QUARTER:      Q 1    '94                 -2.60%

                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
              (RETAIL A, RETAIL B, Y AND INSTITUTIONAL SHARES)<F1>
              ----------------------------------------------------

                                                              Since Inception
                      1 Year        5 Years        10 Years   (Inception date)
                     -------        -------        --------   ---------------


U.S. GOVERNMENT
  SECURITIES FUND
  Retail A Shares     -3.36%         5.32%          6.23%          6.53%
                                                               (June 2, 1988)

LEHMAN BROTHERS
  INTERMEDIATE
  GOVERNMENT
  BOND INDEX          0.49%          6.93%          7.10%          7.55%
                                                               (May 31, 1988)

U.S. GOVERNMENT
  SECURITIES FUND
  Retail B Shares     -4.60%           --             --           4.01%
                                                             (May 11, 1995)<F2>

LEHMAN BROTHERS
  INTERMEDIATE
  GOVERNMENT
  BOND INDEX          0.49%            --             --           6.24%
                                                              (April 30, 1995)

U.S. GOVERNMENT
  SECURITIES FUND
  Y Shares            0.77%          6.18%            --           5.42%
                                                               (June 7, 1994)

LEHMAN BROTHERS
  INTERMEDIATE
  GOVERNMENT
  BOND INDEX          0.49%          6.93%            --           6.31%
                                                               (May 31, 1994)

U.S. GOVERNMENT
  SECURITIES FUND
  Institutional
  Shares              1.00%          6.50%            --           6.36%
                                                             (February 1, 1991)

LEHMAN BROTHERS
  INTERMEDIATE
  GOVERNMENT BOND
  INDEX               0.49%          6.93%            --           6.78%
                                                             (January 31, 1991)

<F1> The U.S. Government Securities Fund's Retail A, Retail B, Y and
     Institutional Shares are the corresponding classes for the Predecessor Portfolio's Investor A, Investor B, Institutional and Trust Shares, respectively.

<F2> Date of initial public investment.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index, which tracks the performance of intermediate-term U.S. Government bonds. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Securities Fund.

SHAREHOLDER FEES
(fees paid
directly from
your investment)     RETAIL A       RETAIL B          Y        INSTITUTIONAL
-----------------    --------       --------       --------    -------------

Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of
  offering price)     4.00%           None           None           None
Maximum Deferred
  Sales Charge (Load)
  (as a percentage of
  offering price)      None        5.00%<F1>         None           None
Maximum Sales Charge
  (Load) Imposed
  on Reinvested
  Dividends            None           None           None           None
Redemption Fees      None<F2>       None<F2>       None<F2>       None<F2>
Exchange Fees          None           None           None           None


ANNUAL FUND OPERATING
EXPENSES (expenses
that are deducted
from Fund assets)    RETAIL A       Retail B          Y        INSTITUTIONAL
----------------     --------       --------       --------    -------------
Management Fees       0.60%          0.60%          0.60%          0.60%
  Distribution and
  Service (12b-1)
  Fees              0.00%<F3>        0.75%          0.00%          0.00%
Other Expenses<F4>    0.48%          0.48%          0.48%          0.23%
                     -------        -------        -------        -------
Total Annual Fund
  Operating Expenses  1.08%          1.83%          1.08%          0.83%
Fee Waivers and
  Expense
  Reimbursements<F5> (0.10%)        (0.10%)        (0.10%)        (0.10%)
                     -------        -------        -------        -------
Net Annual Fund
  Operating
  Expenses<F5>        0.98%          1.73%          0.98%          0.73%

<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year.

<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares, Retail B Shares and Y Shares.
<F5> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until
     October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.98%, 1.73%, 0.98% and 0.73% for each class, respectively, for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year   3 Years   5 Years  10 Years
                                     --------  --------  --------  --------
U.S. Government Securities Fund -
  Retail A Shares                        $496      $720      $962    $1,656
U.S. Government Securities Fund -
  Retail B Shares
  Assuming complete redemption
    at end of period                      676       866     1,181     1,762
  Assuming no redemption                  176       566       981     1,762
U.S. Government Securities Fund -
  Y Shares                                100       333       586     1,308
U.S. Government Securities Fund -
  Institutional Shares                     75       255       451     1,016

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.


AGGREGATE BOND FUND

OBJECTIVE
The investment objective of the Aggregate Bond Fund is to provide an annual rate of total return, before fund expenses, comparable to the annual rate or total return of the Lehman Brothers Aggregate Bond Index. The investment objective may be changed by the Board of Directors without approval of shareholders, although no change is currently anticipated.


PRINCIPAL INVESTMENT STRATEGIES
The Fund invests substantially all of its assets in a broad range of debt obligations, including corporate obligations and U.S. Government obligations. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. The Fund also invests in mortgage-backed securities, including Ginnie Maes, Fannie Maes and Freddie Macs. Although the Fund invests primarily in the debt obligations of U.S. issuers, it may from time to time invest up to 10% of its total assets in U.S. dollar-denominated debt obligations of foreign corporations and governments.


The Fund may only purchase investment grade debt obligations, which are those rated in one of the four highest rating categories by one or more national rating agencies, such as S&P's or Moody's. Under normal market conditions, however, the Fund intends to invest at least 65% of its total assets in debt obligations rated in one of the three highest rating categories. Unrated debt obligations will be purchased only if they are determined by the Adviser to be at least comparable in quality at the time of purchase to eligible rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

In making investment decisions, the Adviser considers a number of factors including credit quality, the price of the security relative to that of other securities in its sector, current yield, maturity, yield to maturity, anticipated changes in interest rates and other economic factors, liquidity, and the overall quality of the investment.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from less than one year to 30 years. The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed-income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk
               -----------  ------------------     -------------   -----------
is the risk that an issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk
                                                 ------------------
that, when interest rates increase, fixed-income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. Maturity risk is the risk
                                                      -------------
that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.


Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and
                                                            --------------
prepayment risk.  Extension risk is the risk that an issuer will exercise its
---------------   --------------
right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise
                      ---------------
its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make the Fund unable to recoup its initial investment and may result in reduced yields.


The Fund's investments in foreign debt securities are subject to foreign risks.
                                                                 -------------
Foreign debt securities involve special risks not typically associated with U.S. securities. The foreign debt securities held by the Fund may underperform other types of securities, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. stocks.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional. These share types bear differing levels of expenses, as described under "Investing with Firstar Funds."


The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A, Retail B, Y and Institutional Shares compare to those of a broad-based securities market index. The Fund will not begin investment operations until the closings of pending reorganizations between Firstar Funds, Inc. and each of Mercantile Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of corresponding classes of the Mercantile Government & Corporate Bond Portfolio (the "Predecessor Portfolio"). The Predecessor Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.


The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

     YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (RETAIL A SHARES)

                              90              6.46
                              91             15.23
                              92              5.78
                              93              9.07
                              94             -2.92
                              95             16.73
                              96              1.83
                              97              8.03
                              98              8.68
                              99             -2.01


The Fund's performance for the six-month period ended June 30, 2000 was 3.91%.


                    AGGREGATE BOND FUND

BEST QUARTER:            Q 2    '95             5.60%

WORST QUARTER:           Q 1    '96            -2.79%


                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
             (RETAIL  A, RETAIL B, Y AND INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------
                                                              Since Inception
                      1 Year        5 Years        10 Years   (Inception date)
                     --------       --------       --------   ----------------
AGGREGATE BOND FUND
  Retail A Shares     -5.92%         5.61%          6.08%          6.47%
                                                               (June 15, 1988)

LEHMAN BROTHERS
  AGGREGATE BOND
  INDEX               -0.82%         7.73%          7.70%          8.34%
                                                               (May 31, 1988)
AGGREGATE BOND FUND
  Retail B Shares     -7.28%           --             --           5.05%
                                                             (March 7, 1995)<F2>

LEHMAN BROTHERS
  AGGREGATE BOND
  INDEX               -0.82%           --             --           7.04%
                                                            (February 28, 1995)
AGGREGATE BOND FUND
  Y Shares            -2.06%         6.47%            --           4.86%
                                                             (January 3, 1994)
LEHMAN BROTHERS
  AGGREGATE BOND
  INDEX               -0.82%         7.73%            --           5.88%
                                                            (December 31, 1993)
AGGREGATE BOND FUND
  Institutional
  Shares              -1.77%         6.78%            --           6.72%
                                                             (February 1, 1991)

LEHMAN BROTHERS
  AGGREGATE BOND
  INDEX               -0.82%         7.73%            --           7.48%
                                                             (January 31, 1991)


<F1> The Aggregate Bond Fund's Retail A, Retail B, Y and Institutional Shares
     are the corresponding classes for the Predecessor Portfolio's Investor A, Investor B, Institutional and Trust Shares, respectively.


<F2> Date of initial public investment.


The Lehman Brothers Aggregate Bond Index is a widely-recognized unmanaged index made up of Lehman Brothers' Government/Credit Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.


FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Aggregate Bond Fund.

SHAREHOLDER FEES
(fees paid directly
from your
investment)          RETAIL A       RETAIL B          Y        INSTITUTIONAL
                     --------       --------       --------    -------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of
offering price)       4.00%           None           None           None
Maximum Deferred
Sales Charge (Load)
(as a percentage
of offering price)     None        5.00%<F1>         None           None
Maximum Sales Charge
(Load) Imposed
on Reinvested
Dividends              None           None           None           None
Redemption Fees      None<F2>       None<F2>       None<F2>       None<F2>
Exchange Fees          None           None           None           None



ANNUAL FUND OPERATING
EXPENSES(expenses that
are deducted from
Fund assets)         RETAIL A       RETAIL B          Y        INSTITUTIONAL
                     --------       --------       --------    --------------
Management Fees       0.50%          0.50%          0.50%          0.50%
Distribution
and Service
(12b-1) Fees        0.00%<F3>        0.75%          0.00%          0.00%
Other Expenses<F4>    0.49%          0.49%          0.49%          0.24%
                    --------        --------       --------      --------
Total Annual Fund
Operating Expenses    0.99%          1.74%          0.99%          0.74%
Fee Waivers
and Expense
Reimbursements<F5>   (0.06%)        (0.06%)        (0.06%)        (0.06%)
                    --------        --------       --------      --------
Net Annual
Fund Operating
Expenses<F5>          0.93%          1.68%          0.93%          0.68%


<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year.

<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares, Retail B Shares and Y Shares.
<F5> The Adviser has contractually agreed to waive fees and reimburse other expenses for Retail A, Retail B, Y and Institutional Shares until
     October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.93%, 1.68%, 0.93% and 0.68%, respectively, for the current fiscal year.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                       1 Year   3 Years   5 Years  10 Years
                                      -------  --------  --------  --------
Aggregate Bond Fund - Retail A Shares $491 $695 $915 $1,549 Aggregate Bond Fund - Retail B Shares
Assuming complete redemption
  at end of period                        671       840     1,134     1,656
Assuming no redemption                    171       540       934     1,656
Aggregate Bond Fund - Y Shares             95       307       537     1,197
Aggregate Bond Fund -
  Institutional Shares                     69       228       401       902


Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.


NATIONAL MUNICIPAL BOND FUND

OBJECTIVE
The investment objective of the National Municipal Bond Fund is to seek as high a level of current income exempt from regular federal income tax as is consistent with conservation of capital. The investment objective may be changed by the Board of Directors without approval of shareholders, although no change is currently anticipated.


PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal income tax. Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. Under normal market conditions, the Fund's investments in private activity bonds and taxable obligations will not exceed 20% of its total assets.


In selecting municipal securities for the Fund, the Adviser favors those sectors of the municipal market that offer the most favorable returns. The Adviser emphasizes municipal securities that offer both a high credit quality rating and a high degree of liquidity. The Adviser also attempts to maintain a broad geographic diversification for the Fund, with emphasis on no particular state.

The Fund will invest only in investment grade municipal securities. These are securities which have one of the four highest ratings assigned by a national rating agency, such as S&P's or Moody's or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal securities purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a national rating agency or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates. The Fund's average weighted maturity generally will be 10 years or less.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate
                                                   -----------  -------------
risk and tax risk.  Credit risk is the risk that an issuer of fixed-income
----     --------   -----------
securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed-income
------------------
securities will decline in value.  Tax risk is the risk that the Fund may be
                                   --------
more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

The Fund is also subject to extension risk and prepayment risk.  Extension risk
                            --------------     ---------------   --------------
is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will
                             ---------------
exercise its rights to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates.
These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Retail A, Retail B, Y and Institutional. These share types bear differing levels of expenses, as described under "Investing with Firstar Funds."


The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund's Retail A Shares from year to year; and (b) how the average annual returns of the Fund's Retail A, Retail B and Institutional Shares compare to those of a broad-based securities market index. The Fund will not begin investment operations until the closings of pending reorganizations between Firstar Funds, Inc. and each of Mercantile Funds, Inc. and Firstar Stellar Funds (together, the "Firstar Reorganization"). The performance set forth below is based on the performance of corresponding classes of the Mercantile National Municipal Bond Portfolio (the "Predecessor Portfolio"). The Predecessor Portfolio was managed by a different investment adviser for the periods shown below until March 1, 2000. See "Management of the Funds" for more information.


The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

      YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)(RETAIL A SHARES)

                              97              9.94
                              98              5.94
                              99             -4.33


The Fund's performance for the six-month period ended June 30, 2000 was 5.03%.

                NATIONAL MUNICIPAL BOND FUND

BEST QUARTER:            Q 3   '97              3.72%

WORST QUARTER:           Q 2    '99            -2.76%


                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
               (RETAIL A, RETAIL B AND INSTITUTIONAL SHARES)<F1>
--------------------------------------------------------------------------------

                                                              Since Inception
                      1 Year        5 Years        10 Years   (Inception date)
                     --------       --------       --------   ---------------

NATIONAL MUNICIPAL
  BOND FUND
  Retail A Shares     -8.12%           --             --           2.31%
                                                            (November 18, 1996)

  Retail B Shares     -9.95%           --             --           1.94%
                                                            (November 18, 1996)

  Institutional
  Shares              -4.41%          ---            ---           3.81%
                                                            (November 18, 1996)

LEHMAN BROTHERS
  MUNICIPAL
  Bond Index-10 Year  -1.25%          ---            ---           4.53%
                                                            (November 30, 1996)



<F1> The National Municipal Bond Fund's Retail A, Retail B and Institutional
     Shares are the corresponding classes for the Predecessor Portfolio's Investor A, Investor B and Trust Shares, respectively.


The Lehman Brothers Municipal Bond Index-10 Year is a widely-recognized unmanaged index that tracks the performance of municipal bonds with remaining maturities of 10 years or less. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the National Municipal Bond Fund.

SHAREHOLDER FEES
  (fees paid directly
  from your
  investment)          RETAIL A       RETAIL B           Y        INSTITUTIONAL
--------------------   --------       --------       --------     -------------
Maximum Sales Charge
  (Load) Imposed on
  Purchases (as a
  percentage of
  offering price)        4.00%          None           None           None
Maximum Deferred Sales
  Charge (Load) (as a
  percentage of
  offering price)        None         5.00%<F1>        None           None
Maximum Sales Charge
  (Load) Imposed on
  Reinvested Dividends   None           None           None           None
Redemption Fees        None<F2>       None<F2>       None<F2>       None<F2>
Exchange Fees            None           None           None           None


ANNUAL FUND
  OPERATING EXPENSES
  (expenses that are
  deducted from
  Fund assets)          RETAIL A       RETAIL B           Y       INSTITUTIONAL
---------------------   --------       --------       --------    -------------
Management Fees           0.55%          0.55%          0.55%         0.55%
Distribution and
  Service (12b-1) Fees  0.00%<F3>        0.75%          0.00%         0.00%
Other Expenses<F4>        0.46%          0.46%          0.46%         0.21%
Total Annual
  Fund Operating
  Expenses                1.01%          1.76%          1.01%         0.76%


<F1> A contingent deferred sales charge is imposed on Retail B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Retail B Shares convert to Retail A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Retail A and Retail B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Retail A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Retail A Shares for the current fiscal year.

<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Retail A, Retail B and Y Shares, the payment of a shareholder servicing fee to institutions under a Service Plan (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Retail A Shares, Retail B Shares, and Y Shares.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year   3 Years   5 Years  10 Years
                                     --------  --------  --------  --------

National Municipal Bond Fund -
  Retail A Shares                        $499      $709      $936    $1,587
National Municipal Bond Fund -
  Retail B Shares
Assuming complete redemption
  at end of period                        679       854     1,154     1,693
Assuming no redemption                    179       554       954     1,693
National Municipal Bond Fund -
  Y Shares                                103       322       558     1,236
National Municipal Bond Fund -
  Institutional Shares                     78       243       422       942

Retail B Shares convert to Retail A Shares six years after purchase; therefore, Retail A Shares expenses are used for Retail B Shares in the hypothetical example after year six.


TYPES OF INVESTMENT RISK


The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Additional Statement referred to on the back cover.


GENERAL RISKS OF INVESTING IN EACH OF THE FUNDS

--------------------------------------------------------------------------------
Complete Investment Program - All Funds
--------------------------------------------------------------------------------
An investment in a single Fund, by itself, does not constitute a complete investment plan.

--------------------------------------------------------------------------------
Credit Risk - All Funds
--------------------------------------------------------------------------------
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk"-- the risk that the other party to a transaction will not fulfill its contractual obligation.

Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

--------------------------------------------------------------------------------
Derivatives Risk - All Funds
--------------------------------------------------------------------------------
The Funds may invest in certain derivative investments. The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in structured securities and other derivative instruments which may be leveraged.
A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

Investment by the taxable bond funds in collateralized mortgage obligations and mortgage- and asset-backed securities are subject to derivatives risk.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

--------------------------------------------------------------------------------
Extension Risk -  All Funds
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a municipal security, mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

--------------------------------------------------------------------------------
Interest Rate Risk - All Funds
--------------------------------------------------------------------------------
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

--------------------------------------------------------------------------------
Liquidity Risk - All Funds
--------------------------------------------------------------------------------
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

--------------------------------------------------------------------------------
Management Risk - All Funds
--------------------------------------------------------------------------------
A strategy which the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser may not change certain investment practices of the Fund without shareholder vote. These policies of each Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

--------------------------------------------------------------------------------
Market Risk - All Funds
--------------------------------------------------------------------------------
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

--------------------------------------------------------------------------------
Nonprincipal Strategy Risks - All Funds
--------------------------------------------------------------------------------
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risks involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

--------------------------------------------------------------------------------
Portfolio Turnover Risk - All Funds
--------------------------------------------------------------------------------
The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. It may also result in higher short-term capital gains taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

--------------------------------------------------------------------------------
Prepayment Risk - All Funds
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates.
These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

--------------------------------------------------------------------------------
Valuation Risk - All Funds
--------------------------------------------------------------------------------
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

ADDITIONAL RISKS WHICH APPLY TO INVESTMENTS IN CERTAIN OF THE FUNDS

--------------------------------------------------------------------------------
Foreign Risks -Taxable Bond Funds
--------------------------------------------------------------------------------
When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds may invest in foreign currency denominated securities. A Fund that invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

--------------------------------------------------------------------------------
Tax Risk - National Municipal Bond Fund
--------------------------------------------------------------------------------
This Fund may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect the Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.

--------------------------------------------------------------------------------
Temporary Investment Risk - Aggregate Bond Fund and National Municipal Bond Fund
--------------------------------------------------------------------------------
Each Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments. This may occur for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. When a Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.

--------------------------------------------------------------------------------
Securities Lending- Taxable Bond Funds
--------------------------------------------------------------------------------
To obtain interest income, the Fund may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.


ADDITIONAL RISKS WHICH APPLY TO PARTICULAR TYPES OF SECURITIES

--------------------------------------------------------------------------------
Government Obligations - Taxable Bond Funds
--------------------------------------------------------------------------------
In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

--------------------------------------------------------------------------------
Mortgage-Backed and Asset-Backed Securities - Taxable Bond Funds
--------------------------------------------------------------------------------
Each of these Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). In addition to credit and market risk, mortgage- and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. The relative payment rights of certain types of mortgage-backed securities may make them subject to greater volatility and interest rate risk than other types of mortgage-backed securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws.
Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. In times of financial stress, the secondary market for asset-backed securities may not be as liquid as the market for other types of securities which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

--------------------------------------------------------------------------------
Municipal Securities - National Municipal Bond Fund
--------------------------------------------------------------------------------
The Fund may purchase municipal securities including general obligation securities, revenue securities and private activity bonds. The ability of the Fund to achieve its investment objective is dependent upon the ability of issuers of municipal securities to meet their continuing obligations for the payment of principal and interest. Although the Fund may invest 25% or more of its net assets in (i) municipal securities whose issuers are in the same state,
(ii) municipal securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, the Fund does not presently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that the Fund's assets are invested in municipal securities the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

--------------------------------------------------------------------------------
Borrowings, Reverse Repurchase Agreements - All Funds
--------------------------------------------------------------------------------

Each Fund may borrow money to the extent allowed (as described in the Additional Statement) and each Fund other than the National Municipal Bond Fund may enter into reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities.
In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.


--------------------------------------------------------------------------------
Options - Taxable Bond Funds
--------------------------------------------------------------------------------
The Taxable Bond Funds may invest in options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The U.S. Government Securities Fund and the Aggregate Bond Fund may purchase put and call options in an amount not to exceed 10% of each Fund's net assets.

The Funds will engage in unlisted over-the-counter options only with broker-
dealers deemed creditworthy by the Adviser.   Closing transactions in certain
options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is covered. A Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the assets subject to covered options written by the U.S. Government Securities Fund and the Aggregate Bond Fund will not exceed 25% of the value of each Fund's net assets. In order to close out an option position, a Fund may enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

--------------------------------------------------------------------------------
Futures Contracts and Related Options - Taxable Bond Funds
--------------------------------------------------------------------------------
The Taxable Bond Funds may invest in future contracts and related options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors.

Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.

INVESTING WITH FIRSTAR FUNDS

This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

SHARE CLASSES AVAILABLE

Firstar Funds, Inc. (the "Firstar Funds" or the "Company") offer four classes of Shares in the Funds; Retail A, Retail B, Y and Institutional.

RETAIL A SHARES
- Initial sales charge of 4.00%
- No deferred sales charge
- Reduced sales charge for larger investments. See "Sales Charges and Waivers" for more information
- Available to any investor who does not qualify to purchase Institutional or Y Shares

RETAIL B SHARES
- No initial sales charge
- Deferred sales charge - Maximum of 5% for redemptions during the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, 1% in the sixth year and 0% thereafter
- Converts to Retail A shares after six years
- Available to any investor who does not qualify to purchase Institutional or Y shares

Y SHARES
- No sales charge
- Available for:

     - All Shareholders who will be exchanged into Y Shares during or about November 2000 in connection with the Firstar Reorganization and who have continuously maintained an account with the Company; and
     - Financial institutions, such as banks, trust companies and thrift institutions, that are purchasing shares on behalf of discretionary and non-discretionary accounts for which they do not receive account level asset-based management fees.


INSTITUTIONAL SHARES
- No sales charge
- Available for:

     - Trust, agency or custodial accounts opened through Firstar Bank, N.A.;
     - Employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned Institutional shares prior to June 18, 1999). Plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration will become eligible for Institutional shares when such plans grow to $1 million or greater as further described in the Additional Statement;
     - All clients of Firstar Investment Research & Management Company, LLC "FIRMCO"; and
     - Those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including TD Waterhouse. Check with your broker-dealer to see if you qualify for Institutional shares.


A securities dealer, broker, financial institution or other industry professional ("Shareholder Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.

SALES CHARGES AND WAIVERS

INITIAL SALES CHARGES - FOR RETAIL A SHARES:
The public offering price for Retail A Shares is the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. A sales charge will not be assessed on Retail A Shares purchased through reinvestment of dividends or capital gains distributions. The sales charge is as follows:


                                                                Shareholder
                                                                Organization
                        Sales Charge        Sales Charge        Reallowance
Amount of                   as a           as Percentage            as a
Transaction at         Percentage of           of Net          Percentage of
Offering Price         Offering Price       Asset Value        Offering Price
---------------       ----------------    ----------------     --------------

Less than $50,000          4.00%               4.17%               3.75%
$50,000 to $99,000         3.50%               3.63%               3.25%
$100,000 to $249,999       3.00%               3.09%               2.75%
$250,000 to $499,999       2.50%               2.56%               2.25%
$500,000 to $999,999       2.00%               2.04%               1.75%
$1,000,000 and above       0.50%               0.50%               0.40%

You only pay a sales charge when you buy shares. The Distributor may reallow the entire sales charge to certain shareholder organizations and the amount reallowed may change periodically. To the extent that 90% or more of the sales charge is reallowed, shareholder organizations may be deemed to be underwriters under the Investment Company Act of 1940 (the "1940 Act").


REDUCING YOUR SALES CHARGES AND WAIVERS - RETAIL A SHARES
To qualify for a reduction of, or exception to the sales charge, you must notify your Shareholder Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Company may modify or terminate quantity discounts at any time.


WAIVERS - RETAIL A SHARES
You may purchase Retail A Shares without a sales charge if:

- you are an employee, director, retiree or registered representative of Firstar Corporation or its affiliates or of Firstar Funds

- you are a spouse, parent, in-law, sibling or child of an individual who falls within the preceding category

- you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity

- you purchase through certain external organizations that have entered into a service agreement with Firstar Funds or its affiliates

- you are part of an employer-sponsored qualified retirement plan administered by Firstar Funds with assets of less than $1 million at the time Firstar begins plan administration, provided such administration commenced on or after June 18, 1999

- you purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplacea. Check with your broker-dealer to see if you qualify for this waiver.

- you received shares of a Fund as part of the Firstar Reorganization and, prior to the reorganization, you qualified to purchase shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

REDUCING YOUR SALES CHARGES - RETAIL A SHARES
- Right of Accumulation - Equity, Balanced and Bond Fund shares of Firstar Funds and Retail A shares of any Firstar family of funds can be combined with new purchases for purposes of calculating reduced sales charges.

- Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if purchased all at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $100,000 or more in Equity, Balanced or Bond Fund Retail A shares of Firstar Funds or Retail A shares of any Firstar family of funds. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.


For purposes of applying the Right of Accumulation and Letter of Intent privileges, the sales charge schedule applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons previously listed.


CONTINGENT DEFERRED SALES CHARGE - RETAIL B SHARES
The public offering price for Retail B Shares is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase.

The amount of any contingent deferred sales charge an investor must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

Number of Years                    Contingent Deferred Sales Charge
Elapsed Since Purchase             (as % of dollar amount subject to the charge)
--------------------------------   ---------------------------------------------
Less than one                                       5.00%
At least one but less than two                      4.00%
At least two but less than three                    3.00%
At least three but less than four                   3.00%
At least four but less than five                    2.00%
At least five but less than six                     1.00%
At least six                                         None

The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the net asset value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

When a shareholder redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (that is, Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions, if any) and after that from the Retail B Shares that have been held the longest.

Shareholder organizations will receive commissions in connection with sales of Retail B Shares. A commission equal to 5% of the amount invested is paid to authorized dealers.

The contingent deferred sales charge a shareholder may pay upon redemption is remitted to the Distributor or other party, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

WAIVERS - RETAIL B SHARES
Certain types of redemptions may also qualify for a waiver from the contingent deferred sales charge. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareholder organization or the Distributor at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on:

- exchanges described under "Exchange of Shares"

- redemptions in connection with shares sold for certain retirement distributions or because of disability or death.


- redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size set forth under "Redeeming Shares - Additional Transaction Information - Accounts Below the Minimum Balance;"


- redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction;

- redemptions resulting from certain tax-free returns from IRAs of excess contribution; or

- you received shares of a Fund as part of the Firstar Reorganization and, prior to the reorganization, you qualified to redeem your shares without a sales load at net asset value and you have continuously owned shares of the Fund since that reorganization.

In addition to the foregoing waivers, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Company's systematic withdrawal plan. The Funds reserve the right to limit such redemptions without a contingent deferred sales charge, on an annual basis, to 12% of the value of your Retail B Shares on the redemption date. See the Additional Statement for more information.

CONVERSION  - RETAIL B SHARES
Retail B Shares will automatically convert into Retail A Shares of the same Fund six years after the beginning of the calendar month in which the purchase date occurred. If you acquire Retail B Shares of a Fund by exchange from Retail B Shares of another Fund, your Retail B Shares will convert into Retail A Shares of that Fund based on the date of the initial purchase.

If you acquire Retail B Shares through reinvestment of distributions, your Retail B Shares will convert into Retail A Shares at the earlier of two dates - either six years after the beginning of the calendar month in which the purchase date occurred (based on the date of the initial purchase of the shares on which the distribution was paid) or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a shareholder makes a one-time purchase of Retail B Shares of a Fund and subsequently acquires additional Retail B Shares of that Fund only through reinvestment of dividends and/or distributions, all of such shareholder's Retail B Shares of that Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

REINSTATEMENT PRIVILEGE
If you sell shares of a Firstar Fund, or of any Firstar family of funds, you may reinvest some or all of the proceeds in the Retail A Shares of any Firstar Fund within 60 days without a sales charge, as long as you notify the transfer agent or your shareholder organization at the time you reinvest. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

HOW TO DECIDE WHETHER TO BUY RETAIL A OR RETAIL B SHARES
The decision as to which type of Shares to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

Retail A Shares - If you are making an investment of an amount that qualifies for a reduced sales charge, you may consider purchasing Retail A Shares.

Retail B Shares - If you plan to hold your investment for a significant period of time and would prefer not to pay an initial sales charge, you might consider purchasing Retail B Shares. By not paying a front-end sales charge, your entire purchase in Retail B Shares is invested from the time you make your initial investment. However, the distribution and service fee paid by Retail B Shares will cause your Retail B Shares (until conversion to Retail A Shares) to have a higher expense ratio and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Retail A Shares.

SHAREHOLDER ORGANIZATIONS - RETAIL A SHARES, RETAIL B SHARES AND Y SHARES
The Funds have adopted a distribution and service plan for the Retail A shares. The Funds also have adopted a service plan for the Retail A shares, under which the Funds may pay service fees for shareholder services to Retail A shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for distribution and/or shareholder support services, as the case may be. Fees under both these plans will not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the Retail A shares.

Shareholder support services may include:

- assisting investors in processing purchase, exchange and redemption requests
- processing dividend and distribution payments from the Fund
- providing information periodically to customers showing their positions in Fund Shares
- providing sub-accounting
- forwarding sales literature and advertising


The Funds have adopted a distribution and service plan for the Retail B shares. Under the distribution and service plan for the Retail B shares, the Distributor is entitled to receive fees at an annual rate of up to 0.75% of the average daily net asset value of the Retail B shares for distribution services with respect to the Retail B shares. Also under the distribution and service plan for Retail B shares, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their agreement for shareholder liaison services. Shareholder liaison services may include responding to customers' inquiries and providing information on their investments, and other personal and account maintenance services within National Association of Securities Dealers, Inc. ("NASD") Rules.

Distribution fees are regulated by Rule 12b-1 under the 1940 Act and are subject to the NASD Conduct Rules. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds also have adopted service plans for the Retail B Shares and Y Shares, respectively, under which a Fund may pay service fees for shareholder services (as listed above) to Retail B or Y shareholders. Under the service plans for the Retail B and Y Shares, shareholder organizations may be entitled to receive fees from the Funds at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements.

Payments to shareholder organizations, including affiliates of the Adviser, under the plans, and to the Distributor under the distribution and service plan for the Retail B shares are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Under these plans, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations' to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

PURCHASING SHARES

Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

MINIMUM INVESTMENTS

RETAIL A AND RETAIL B  SHARES
The minimum initial investment for Retail A and Retail B Shares in a Fund is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.


Y AND INSTITUTIONAL SHARES
There is no minimum initial or subsequent investment for Y or Institutional Shares of the Funds.


BUYING SHARES
Purchase requests accompanied by a check or wire payment for any Fund which are received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (the "Exchange") (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.

-------------------------------------------------------------------------------
                  OPENING AN ACCOUNT                ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------
Through a     - Contact your Shareholder         - Contact your Shareholder
Shareholder     Organization                       Organization
Organization
-------------------------------------------------------------------------------
By Mail       - Complete an application and      - Make your check payable to
                mail it along with a check         Firstar Funds.  Please
                payable to                         include your sixteen-digit
                Firstar Funds                      account number on your check
                P.O. Box 3011                      and mail it to the address
                Milwaukee, WI  53201-3011.         at the left.
                For overnight delivery mail
                to:
                615 E. Michigan St.
                Milwaukee, WI 53202.
-------------------------------------------------------------------------------
Automatically - Call 1-800-677-FUND to obtain    - Complete a Periodic
(Retail A       a purchase application, which      Investment Plan Application
and B           includes information for a         to automatically purchase
Shares)         Periodic Investment Plan or        more shares.
                ConvertiFund/R Account.
                                                 - Open a ConvertiFund/R account
                                                   to automatically invest
                                                   proceeds from one account to
                                                   another account of the
                                                   Firstar family of funds.
-------------------------------------------------------------------------------
By Wire       - Call 1-800-677-FUND prior to     - Call 1-800-677-FUND prior to
                sending the wire in order to       sending the wire in order to
                obtain a confirmation number       obtain a confirmation number
                and to ensure prompt and           and to ensure prompt and
                accurate handling of funds.        accurate handling of funds.
                Ask your bank to transmit          Ask your bank to transmit
                immediately available funds by     immediately available funds
                wire in the amount of your         by wire as described at the
                purchase to:                       left. Please include your
                obtain a confirmation number       sixteen-digit account number.
                ABA # 0420-00013                   The Fund and its transfer
                Firstar Trust Department           agent are not responsible for
                Account # 112-952-137              the consequences of delays
                for further credit to [name of     resulting from the banking or
                Fund]                              Federal Reserve Wire system,
                [name /title on the account].      or from incomplete wiring
                The Fund and its transfer          instructions.
                agent are not responsible for
                the consequences of delays
                resulting from the banking or
                Federal Reserve Wire system,
                or from incomplete wiring
                instructions.
-------------------------------------------------------------------------------
Internet                                         - Use Firstar Funds Direct to
www.firstarfunds.com                               exchange from another Firstar
                                                   Fund account with the same
               - Not available                     registration including name,
                                                   address and taxpayer ID
                                                   number.
                                                 - Purchase additional shares
                                                   using an  electronic funds
                                                   transfer from your banking
                                                   institution for payment.
                                                 - Call 1-800-677-FUND to
                                                   authorize this service.
-------------------------------------------------------------------------------
By Telephone  - Call 1-800-677-FUND to           - Call 1-800-677-FUND to
Exchange        exchange from another Firstar      exchange from another Firstar
                Fund account with the same         Fund account with the same
                registration including name,       registration including name,
                address and taxpayer ID            address and taxpayer ID
                number.                            number.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Additional Information on Buying Shares
--------------------------------------------------------------------------------
- The Funds will not accept payment in cash or third party checks for the purchase of shares.

- Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

- Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

--------------------------------------------------------------------------------
For Owners of Y and Institutional
--------------------------------------------------------------------------------
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

REDEEMING SHARES

SELLING SHARES
Redemption requests for a Fund received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

-------------------------------------------------------------------------------
Through a       Contact your Shareholder Organization
Shareholder
Organization
-------------------------------------------------------------------------------
By Phone      - Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption (minimum $500).
                Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records.
                (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).

-------------------------------------------------------------------------------
By Mail       - Mail your instructions to the Firstar Funds, P.O. Box 3011,
                Milwaukee, WI  53201-3011 (via overnight delivery to 615 E.
                Michigan Street, Milwaukee, WI 53202).  Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number.  Your instructions must be signed by all persons required to sign for transactions exactly as
                their names appear on the account.  If the redemption amount exceeds $50,000, or if the proceeds are to be sent elsewhere than the address of record, or the address of record has
                been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a
                commercial bank that is a member of the FDIC, a trust
                company, a credit union, a savings association, a member
                firm of a national securities exchange or other eligible
                guarantor institution.
-------------------------------------------------------------------------------
Internet                Use Firstar Funds Direct to redeem up to $25,000.
www.firstarfunds.com    Call 1-800-677-FUND to authorize this service.
-------------------------------------------------------------------------------
Automatically - Call 1-800-677-FUND for a Systematic Withdrawal Plan
(Retail A       application ($5,000 account minimum and $50 minimum per
and B           transaction).
Shares)
-------------------------------------------------------------------------------

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

--------------------------------------------------------------------------------
The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.
--------------------------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

--------------------------------------------------------------------------------
Telephone Requests
--------------------------------------------------------------------------------
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

--------------------------------------------------------------------------------
Certificates
--------------------------------------------------------------------------------
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

--------------------------------------------------------------------------------
Additional Redemption Information
--------------------------------------------------------------------------------
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

--------------------------------------------------------------------------------
Accounts Below the Minimum Balance
--------------------------------------------------------------------------------
If your account falls below $1,000, other than due to market fluctuations, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. A Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.

EXCHANGING SHARES

Generally, any share class of a Firstar Fund is exchangeable for the same share class of another Firstar Fund, provided you are eligible to purchase that share class or Fund. Listed below are permitted exchanges between different share classes of the Funds:

     - Retail B Shares of a non-money market fund may be exchanged for Retail A Shares of a money market fund (except Retail B Shares are not exchangeable for any shares of the Institutional Money Market Fund).
     - Y Shares of a non-money market fund are exchangeable for Institutional Shares of a money market fund.

Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Retail B Shares acquired in an exchange and Money Market Fund Shares acquired in an exchange for Retail B Shares will be subject to a contingent deferred sales charge upon redemption in accordance with this Prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Retail B Shares.


Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Fund or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. However, Firstar reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

- Exchanges are available only in states where exchanges may be legally made.

- The minimum amount which may be exchanged is $1,000.

- If any portion of the shares to be exchanged represents an investment made by check, the Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

- It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in this Prospectus.


ADDITIONAL SHAREHOLDER SERVICES

--------------------------------------------------------------------------------
Shareholder Reports
--------------------------------------------------------------------------------
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

--------------------------------------------------------------------------------
Firstar Funds Website (www.firstarfunds.com)
--------------------------------------------------------------------------------
The site offers educational information and interactive financial planning tools as well as product-specific information.


Generally, shareholders can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.


Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in the Prospectus.

--------------------------------------------------------------------------------
Automated Teleresponse Service
--------------------------------------------------------------------------------
Shareholders using a touch-tonea telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

--------------------------------------------------------------------------------
Retirement Plans
--------------------------------------------------------------------------------
The Funds offer individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.


ADDITIONAL INFORMATION

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------
Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Reinvested dividends and distributions receive the same tax treatment as those paid in cash.
--------------------------------------------------------------------------------

Dividends from net investment income of the Funds are declared and paid monthly. Any capital gains are distributed annually. A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.


If a shareholder has elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service is unable to deliver checks to a shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


--------------------------------------------------------------------------------
Federal Taxes
--------------------------------------------------------------------------------
Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.


You should note that if you purchase Shares just prior to a capital gains distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be subject to income tax on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your Shares, including an exchange for Shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the Shares exceeds 12 months, except that any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.


The National Municipal Bond Fund. It is expected that the National Municipal Bond Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt interest dividends" will be exempt income for shareholders for federal income tax purposes. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short- and long-term capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the National Municipal Bond Fund generally will not be deductible for federal income tax purposes.


You should note that a portion of the exempt-interest dividends paid by the National Municipal Bond Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any Shares and the Shares are held by you for six months or less, any loss on the sale or exchange of the Shares will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

--------------------------------------------------------------------------------
State and Local Taxes
--------------------------------------------------------------------------------
Shareholders may also be subject to state and local taxes on distributions and
redemptions.   State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
Advisory Services
--------------------------------------------------------------------------------
FIRMCO, a Wisconsin Limited Liability Company (the "Adviser") and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $35.3 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales.

The Adviser is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

FIRMCO is entitled to receive from the Funds contractual fees calculated daily and payable monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:


Fund                              Amount Before Waivers
----                              ---------------------
U. S. Government Securities Fund          0.60%
Aggregate Bond Fund                       0.50%
National Municipal Bond Fund              0.55%

Contractual waivers are set forth in the expense tables.


Prior to March 1, 2000, the Mercantile U.S. Government Securities Portfolio, the Mercantile Government & Corporate Bond Portfolio and the Mercantile National Municipal Bond Portfolio were managed by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation.

For the fiscal year ended November 30, 1999, the Predecessor Mercantile Funds paid their former investment adviser, MVA, the following fees:

Fund                                                        Fee paid
----                                                        --------
Mercantile U.S. Government Securities Portfolio             0.45%

Mercantile Government & Corporate Bond Portfolio            0.45%

Mercantile National Municipal Bond Portfolio                0.55%

--------------------------------------------------------------------------------
Fund Managers
--------------------------------------------------------------------------------
David Bethke manages the U.S. Government Securities Fund. Mr. Bethke has 19 years of investment management experience and has been with FIRMCO and its affiliates since 1987. Mr. Bethke has managed the Predecessor Mercantile U.S. Government Securities Portfolio since it commenced operations in 1988.

Peter Merzian manages the National Municipal Bond Fund. Mr. Merzian joined FIRMCO and its affiliates in 1993 and has 12 years of investment management experience. He has managed the Predecessor Mercantile National Municipal Bond Portfolio since it commenced operations in 1996.

George Schupp and David Bethke co-manage the Aggregate Bond Fund. Mr. Schupp serves as FIRMCO's Director of Fixed Income Services. He has 24 years of investment management experience and has been with FIRMCO and its affiliates since 1983. Mr. Schupp has managed the Predecessor Mercantile Government & Corporate Bond Portfolio since February 1998, and Mr. Bethke has managed the Predecessor Mercantile Government & Corporate Bond Portfolio since February 2000.

--------------------------------------------------------------------------------
Administrative Services
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC serves as the Administrator and receives fees for those services.

--------------------------------------------------------------------------------
Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC, an affiliate of the Adviser, provides transfer agency, dividend disbursing agency and accounting services for the Funds and receive fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

NET ASSET VALUE AND DAYS OF OPERATION

The price of the Retail A, Retail B, Y and Institutional Shares (each, a "class") is based on net asset value per share, plus, in the case of Retail A Shares, a front-end sales charge, if applicable. This amount is calculated separately for each class of shares by dividing the value of all securities and other assets attributable to the class, less the liabilities attributable to that class, by the number of outstanding shares of that class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange ( the "Exchange"), normally, 3:00 p.m. Central time, on each day the Exchange is open for trading. Shares of the Funds are not priced on days when the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement.

The Funds' investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. A Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of a Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed.


APPENDIX


FINANCIAL HIGHLIGHTS


The financial highlights tables set forth on the following pages are based on the Predecessor Mercantile U.S. Government Securities, Predecessor Mercantile Government & Corporate Bond and Predecessor Mercantile National Municipal Bond Portfolios' financial history. The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent auditors for the Predecessor Mercantile Portfolios, whose reports, along with each Fund's financial statements, are included in the Predecessor Mercantile Portfolios' Annual Report, and incorporated by reference into the Statement of Additional Information (the "Additional Statement"), all of which are available upon request. The financial statements for the six-month period ended May 31, 2000 are unaudited and are contained in the Predecessor Mercantile Portfolios' Semi-Annual Report. Those unaudited financial statements are also incorporated by reference into the Additional Statement. Contact Firstar Mutual Fund Services, LLC for a free copy of the Annual and Semi-Annual Reports or Additional Statement.


--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
(Retail A Shares)




                                            For the
                                          six months
                                            ended                           For the years ended November 30,
                                           May 31,                          --------------------------------
                                            2000
                                         (unaudited)       1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                       $10.34         $10.74         $10.62         $10.67         $10.85         $10.05
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.29           0.54           0.57           0.60           0.62           0.64
  Net realized and unrealized gains
     (losses) from investments              (0.21)         (0.40)           0.12         (0.07)         (0.15)           0.80
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.08           0.14           0.69           0.53           0.47           1.44
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                     (0.28)         (0.54)         (0.57)         (0.58)         (0.62)         (0.64)
  In excess of net realized gains               --             --             --             --         (0.03)             --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                       (0.28)         (0.54)         (0.57)         (0.58)         (0.65)         (0.64)
                                        ----------     ----------     ----------     ----------     ----------     ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.14         $10.34         $10.74         $10.62         $10.67         $10.85
------------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)     0.75%<F3>          1.37%          6.66%          5.20%          4.57%         14.66%
Ratios/Supplementary Data:
Net Assets at end of period (000)           $3,779         $4,620         $4,664         $5,181         $7,153         $8,179
Ratio of expenses to average
  net assets                             1.03%<F4>          0.98%          0.97%          0.97%          0.97%          0.97%
Ratio of net investment income
  to average net assets                  5.39%<F4>          5.15%          5.35%          5.56%          5.82%          6.05%
Ratio of expenses to average
  net assets<F1>                         1.14%<F4>          1.09%          1.07%          1.07%          1.07%          1.07%
Portfolio turnover<F2>                       4.38%         26.17%         54.57%        100.33%         53.76%         93.76%


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.

-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
(Retail B Shares)




                                            For the
                                          six months
                                            ended                  For the years ended November 30,                 March 1,
                                           May 31,                 --------------------------------                  1995 to
                                            2000                                                                  November 30,
                                          (unaudited)       1999           1998           1997           1996        1995<F3>
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                       $10.36         $10.74         $10.61         $10.66         $10.84         $10.34
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.28       0.47<F6>       0.50<F6>           0.51           0.55           0.31
  Net realized and unrealized gains
     (losses) from investments              (0.24)         (0.38)           0.13         (0.05)         (0.15)           0.50
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.04           0.09           0.63           0.46           0.40           0.81
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                     (0.24)         (0.47)         (0.50)         (0.51)         (0.55)         (0.31)
  In excess of net realized gains               --             --             --             --         (0.03)             --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                       (0.24)         (0.47)         (0.50)         (0.51)         (0.58)         (0.31)
                                        ----------     ----------     ----------     ----------     ----------     ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.16         $10.36         $10.74         $10.61         $10.66         $10.84
------------------------------------------------------------------------------------------------------------------------------------
Total Return
  (excludes redemption charge)           0.40%<F7>          0.86%          6.02%          4.47%          3.85%     12.85%<F4>
Ratios/Supplementary Data:
Net Assets at end of period (000)             $173           $282           $149           $466           $359            $41
Ratio of expenses to average net assets  1.73%<F5>          1.68%          1.67%          1.67%          1.66%      1.68%<F5>
Ratio of net investment income to
  average net assets                     4.69%<F5>          4.47%          4.67%          4.84%          5.06%      5.37%<F5>
Ratio of expenses to average
  net assets<F1>                         1.84%<F5>          1.79%          1.77%          1.77%          1.76%      1.78%<F5>
Portfolio turnover<F2>                       4.38%         26.17%         54.57%        100.33%         53.76%         93.76%



<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Represents the total return for Investor A Shares from December 1, 1994 to
     February 28, 1995 plus the total return for Investor B Shares from March 1, 1995 to November 30, 1995.
<F5> Annualized.
<F6> Per share net investment income has been calculated using the daily average share method.
<F7> Not annualized.

-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
(Y Shares)




                                            For the
                                          six months
                                            ended                           For the years ended November 30,
                                           May 31,                          --------------------------------
                                            2000
                                          (unaudited)       1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.31         $10.70         $10.58         $10.64         $10.82         $10.02
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.28           0.53           0.57           0.56           0.62           0.63
  Net realized and unrealized gains
     (losses) from investments              (0.21)         (0.38)           0.12         (0.04)         (0.15)           0.80
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.07           0.15           0.69           0.52           0.47           1.43
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                     (0.28)         (0.54)         (0.57)         (0.58)         (0.62)         (0.63)
  In excess of net realized gains               --             --             --             --         (0.03)             --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                       (0.28)         (0.54)         (0.57)         (0.58)         (0.65)         (0.63)
                                        ----------     ----------     ----------     ----------     ----------     ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.10         $10.31         $10.70         $10.58         $10.64         $10.82
------------------------------------------------------------------------------------------------------------------------------------
Total Return                             0.64%<F3>          1.45%          6.67%          5.10%          4.55%         14.69%
Ratios/Supplementary Data:
Net Assets at end of period (000)           $7,934         $8,584         $6,140         $7,049         $2,232           $667
Ratio of expenses to average net assets  1.03%<F4>          0.98%          0.97%          0.97%          0.96%          0.97%
Ratio of net investment income
  to average net assets                  5.39%<F4>          5.17%          5.34%          5.52%          5.75%          5.91%
Ratio of expenses to
  average net assets<F1>                 1.14%<F4>          1.09%          1.07%          1.07%          1.06%          1.07%
Portfolio turnover<F2>                       4.38%         26.17%         54.57%        100.33%         53.76%         93.76%


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.

-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES FUND
(Institutional Shares)



                                            For the
                                          six months
                                             ended                           For the years ended November 30,
                                            May 31,                          --------------------------------
                                             2000
                                          (unaudited)       1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $10.34         $10.74         $10.62         $10.67         $10.85         $10.05
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.31           0.58           0.60           0.61           0.66           0.67
  Net realized and unrealized gains
     (losses) from investments              (0.22)         (0.41)           0.12         (0.05)         (0.15)           0.80
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.09           0.17           0.72           0.56           0.51           1.47
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                     (0.29)         (0.57)         (0.60)         (0.61)         (0.66)         (0.67)
  In excess of net realized gains               --             --             --             --         (0.03)             --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                       (0.29)         (0.57)         (0.60)         (0.61)         (0.69)         (0.67)
                                        ----------     ----------     ----------     ----------     ----------     ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $10.14         $10.34         $10.74         $10.62         $10.67         $10.85
------------------------------------------------------------------------------------------------------------------------------------
Total Return                             0.90%<F3>          1.67%          6.98%          5.51%          4.88%         15.00%
Ratios/Supplementary Data:
Net Assets at end of period (000)          $51,696        $72,483        $93,683        $72,753        $60,079        $45,513
Ratio of expenses to average net assets  0.73%<F4>          0.68%          0.67%          0.67%          0.67%          0.67%
Ratio of net investment income
  to average net assets                  5.69%<F4>          5.45%          5.64%          5.84%          6.10%          6.36%
Ratio of expenses to average
  net assets<F1>                         1.14%<F4>          1.09%          1.07%          1.07%          0.77%          0.77%
Portfolio turnover<F2>                       4.38%         26.17%         54.57%        100.33%         53.76%         93.76%



<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.

-------------------------------------------------------------------------------
AGGREGATE BOND FUND
(Retail A Shares)




                                             For the
                                           six months
                                             ended                           For the years ended November 30,
                                            May 31,                          --------------------------------
                                             2000
                                          (unaudited)       1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $9.84         $10.72         $10.35         $10.34         $10.53         $ 9.64
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.28           0.57           0.57           0.56           0.64           0.61
  Net realized and unrealized gains
     (losses) from investments              (0.16)         (0.69)           0.37           0.01         (0.19)           0.89
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.12         (0.12)           0.94           0.57           0.45           1.50
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                     (0.28)         (0.56)         (0.57)         (0.56)         (0.64)         (0.61)
  Net realized gains                            --         (0.13)             --             --             --             --
  In excess of net realized gains               --         (0.07)             --             --             --             --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                       (0.28)         (0.76)         (0.57)         (0.56)         (0.64)         (0.61)
                                        ----------     ----------     ----------     ----------     ----------     ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $9.68          $9.84         $10.72         $10.35         $10.34         $10.53
------------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)     1.26%<F3>        (1.13)%          9.31%          5.78%          4.51%         15.98%
Ratios/Supplementary Data:
Net Assets at end of period (000)           $3,096         $3,878         $4,927         $4,774         $4,915         $5,496
Ratio of expenses to average net assets  1.00%<F4>          0.97%          0.96%          0.95%          0.95%          0.95%
Ratio of net investment income
  to average net assets                  5.79%<F4>          5.54%          5.41%          5.46%          6.06%          6.03%
Ratio of expenses to average
  net assets<F1>                         1.11%<F4>          1.08%          1.06%          1.05%          1.05%          1.05%
Portfolio turnover<F2>                      17.60%         38.29%         91.14%        140.72%        149.20%         59.32%



<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.

-------------------------------------------------------------------------------
AGGREGATE BOND FUND
(Retail B Shares)



                                            For the
                                          six months
                                            ended                           For the years ended November 30,         March 1,
                                           May 31,                          --------------------------------          1995 to
                                            2000                                                                   November 30,
                                          (unaudited)       1999           1998           1997           1996        1995<F3>
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $9.86         $10.75         $10.37         $10.34         $10.53        $  9.92
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.24           0.49           0.50           0.49           0.57           0.38
  Net realized and unrealized gains
     (losses) from investments              (0.15)         (0.69)           0.38           0.03        ( 0.19)           0.61
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.09         (0.20)           0.88           0.52           0.38           0.99
Less Distributions
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Net investment income                     (0.25)         (0.49)         (0.50)         (0.49)         (0.57)         (0.38)
  Net realized gains                            --         (0.13)             --             --             --             --
  In excess of net realized gains               --         (0.07)             --             --             --             --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                       (0.25)         (0.69)         (0.50)         (0.49)         (0.57)         (0.38)
                                        ----------     ----------     ----------     ----------     ----------     ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $9.70          $9.86         $10.75         $10.37        $ 10.34        $ 10.53
------------------------------------------------------------------------------------------------------------------------------------
Total Return
  (excludes redemption charge)           0.91%<F6>        (1.90)%          8.65%          5.26%          3.79%     15.27%<F4>
Ratios/Supplementary Data:
Net assets at end of period (000)             $653           $712           $662           $545           $511           $106
Ratio of expenses to average net assets  1.70%<F5>          1.67%          1.66%          1.65%          1.65%      1.65%<F5>
Ratio of net investment income
  to average net assets                  5.09%<F5>          4.85%          4.70%          4.84%          5.37%      5.19%<F5>
Ratio of expenses to average
  net assets<F1>                         1.81%<F5>          1.78%          1.76%          1.75%          1.75%      1.75%<F5>
Portfolio turnover<F2>                      17.60%         38.29%         91.14%        140.72%        149.20%         59.32%


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Represents total return for Investor A Shares from December 1, 1994 to
     February 28, 1995 plus the total return for Investor B Shares from March 1, 1995 to November 30, 1995.
<F5> Annualized.
<F6> Not annualized.

-------------------------------------------------------------------------------
AGGREGATE BOND FUND
(Y Shares)



                                             For the
                                           six months
                                             ended                           For the years ended November 30,
                                            May 31,                          --------------------------------
                                             2000
                                          (unaudited)       1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $9.86         $10.74         $10.37         $10.34         $10.53         $ 9.64
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.27       0.56<F3>           0.57           0.56           0.64           0.61
  Net realized and unrealized gains
     (losses) from investments              (0.16)         (0.68)           0.37           0.03         (0.19)           0.89
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.11         (0.12)           0.94           0.59           0.45           1.50
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                     (0.28)         (0.56)         (0.57)         (0.56)         (0.64)         (0.61)
  Net realized gains                            --         (0.13)             --             --             --             --
  In excess of net realized gains               --         (0.07)             --             --             --             --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                       (0.28)         (0.76)         (0.57)         (0.56)         (0.64)         (0.61)
                                        ----------     ----------     ----------     ----------     ----------     ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $9.69          $9.86         $10.74         $10.37         $10.34         $10.53
------------------------------------------------------------------------------------------------------------------------------------
Total Return                             1.17%<F4>        (1.12)%          9.30%          6.00%          4.51%         15.98%
Ratios/Supplementary Data:
Net Assets at end of period (000)          $11,087         $4,753        $20,835        $16,954        $14,875         $9,413
Ratio of expenses to average net assets  1.00%<F5>          0.97%          0.96%          0.95%          0.95%          0.95%
Ratio of net investment income
  to average net assets                  5.79%<F5>          5.49%          5.41%          5.55%          6.06%          6.01%
Ratio of expenses to average
  net assets<F1>                         1.11%<F5>          1.08%          1.06%          1.05%          1.05%          1.05%
Portfolio turnover<F2>                      17.60%         38.29%         91.14%        140.72%        149.20%         59.32%



<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Per share net investment income has been calculated using the daily average share method.
<F4> Not annualized.
<F5> Annualized.

-------------------------------------------------------------------------------
AGGREGATE BOND FUND
(Institutional Shares)



                                            For the
                                          six months
                                             ended                           For the years ended November 30,
                                            May 31,                          --------------------------------
                                             2000
                                          (unaudited)       1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $9.86         $10.74         $10.37         $10.34         $10.53         $ 9.64
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net investment income                       0.30           0.60           0.60           0.59           0.67           0.64
  Net realized and unrealized gains
     (losses) from investments              (0.17)         (0.69)           0.37           0.03         (0.19)           0.89
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.13         (0.09)           0.97           0.62           0.48           1.53
                                        ----------     ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                     (0.30)         (0.59)         (0.60)         (0.59)         (0.67)         (0.64)
  Net realized gains                            --         (0.13)             --             --             --             --
  In excess of net realized gains               --         (0.07)             --             --             --             --
                                        ----------     ----------     ----------     ----------     ----------     ----------
  Total Distributions                       (0.30)         (0.79)         (0.60)         (0.59)         (0.67)         (0.64)
                                        ----------     ----------     ----------     ----------     ----------     ----------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $9.69          $9.86         $10.74         $10.37         $10.34         $10.53
------------------------------------------------------------------------------------------------------------------------------------
Total Return                             1.31%<F3>        (0.83)%          9.63%          6.32%          4.82%         16.31%
Ratios & Supplementary Data:
Net Assets at end of period (000)         $112,682       $126,472       $178,868       $172,637       $141,440       $127,741
Ratio of expenses to average net assets  0.70%<F4>          0.67%          0.66%          0.65%          0.65%          0.65%
Ratio of net investment income
  to average net assets                  6.09%<F4>          5.84%          5.71%          5.85%          6.36%          6.32%
Ratio of expenses to average
  net assets<F1>                         1.11%<F4>          1.08%          1.06%          1.05%          0.75%          0.75%
Portfolio turnover<F2>                      17.60%         38.29%         91.14%        140.72%        149.20%         59.32%



<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Not annualized.
<F4> Annualized.

-------------------------------------------------------------------------------
NATIONAL MUNICIPAL BOND FUND
(Retail A Shares)




                                            For the
                                          six months
                                             ended            For the years ended November 30,        November 30,
                                            May 31,           --------------------------------           1996 to
                                             2000                                                     November 30,
                                          (unaudited)       1999           1998           1997         1996<F4>
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $9.43         $10.22         $10.27         $10.05         $10.00
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income                       0.20           0.41           0.44           0.52           0.02
  Net realized and unrealized gains
  (losses) from investments                 (0.18)         (0.69)           0.30           0.22           0.05
                                        ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.02         (0.28)           0.74           0.74           0.07
                                        ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                     (0.21)         (0.40)         (0.44)         (0.52)         (0.02)
  In excess of net investment income            --         (0.01)             --             --             --
  Net realized gains                            --         (0.09)         (0.35)             --             --
  In excess of net realized gains               --         (0.01)             --             --             --
                                        ----------     ----------     ----------     ----------     ----------
  Total Distributions                         0.21         (0.51)         (0.79)         (0.52)         (0.02)
                                        ----------     ----------     ----------     ----------     ----------
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  END OF PERIOD              $9.24          $9.43         $10.22         $10.27         $10.05
----------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)     0.21%<F5>    (2.87)%<F3>          7.56%          7.61%      0.73%<F5>
Ratios/Supplementary Data:
Net Assets at end of period (000)           $1,438         $1,582         $1,162           $717             $1
Ratio of expenses to average net assets  0.98%<F6>          0.96%          0.85%          0.35%      0.37%<F6>
Ratio of  net investment income
  to average net assets                  4.38%<F6>          4.14%          4.18%          4.71%      9.08%<F6>
Ratio of expenses to average
  net assets<F1>                         1.09%<F6>          1.16%          1.16%          1.17%      1.07%<F6>
Portfolio turnover<F2>                          --             --         18.30%         83.94%             --


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Incurred class specific gains.  The total return excluding this would have been (3.14)%.
<F4> Period from commencement of operations.
<F5> Not annualized.
<F6> Annualized.

-------------------------------------------------------------------------------
NATIONAL MUNICIPAL BOND FUND
(Retail B Shares)



                                            For the
                                           six months
                                             ended            For the years ended November 30,        November 30,
                                            May 31,           --------------------------------           1996 to
                                             2000                                                     November 30,
                                          (unaudited)       1999           1998           1997         1996<F3>
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $9.41         $10.24         $10.29         $10.05         $10.00
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income                       0.16           0.33           0.36           0.44           0.02
  Net realized and unrealized gains
  (losses) from investments                 (0.17)         (0.72)           0.30           0.24           0.05
                                        ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities          (0.01)         (0.39)           0.66           0.68           0.07
                                        ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                     (0.17)         (0.33)         (0.36)         (0.44)         (0.02)
  In excess of net investment income            --         (0.01)             --             --             --
  Net realized gains                            --         (0.09)         (0.35)             --             --
  In excess of net realized gains               --         (0.01)             --             --             --
                                        ----------     ----------     ----------     ----------     ----------
  Total Distributions                       (0.17)         (0.44)         (0.71)         (0.44)         (0.02)
                                        ----------     ----------     ----------     ----------     ----------
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  END OF PERIOD              $9.23          $9.41         $10.24         $10.29         $10.05
----------------------------------------------------------------------------------------------------------------
Total Return
  (excludes redemption charge)         (0.08)%<F4>        (4.03)%          6.69%          7.01%      0.70%<F4>
Ratios/Supplementary Data:
Net Assets at end of period (000)             $629           $747           $503           $408             $1
Ratio of expenses to average net assets  1.78%<F5>          1.76%          1.56%          1.17%      1.10%<F5>
Ratio of  net investment income
  to average net assets                  3.58%<F5>          3.34%          3.51%          4.08%      8.35%<F5>
Ratio of expenses to average
  net assets<F1>                         1.89%<F5>          1.86%          1.86%          1.89%      1.80%<F5>
Portfolio turnover<F2>                          --             --         18.30%         83.94%             --


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Not annualized.
<F5> Annualized.

-------------------------------------------------------------------------------
NATIONAL MUNICIPAL BOND FUND
(Institutional Shares)



                                            For the
                                           six months
                                             ended            For the years ended November 30,        November 30,
                                            May 31,           --------------------------------           1996 to
                                             2000                                                     November 30,
                                          (unaudited)       1999           1998           1997         1996<F3>
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $9.41         $10.23         $10.28         $10.05         $10.00
----------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income                       0.21           0.43           0.46           0.54           0.02
  Net realized and unrealized gains
  (losses) from investments                 (0.18)         (0.72)           0.30           0.23           0.05
                                        ----------     ----------     ----------     ----------     ----------
  Total from Investment Activities            0.03         (0.29)           0.76           0.77           0.07
                                        ----------     ----------     ----------     ----------     ----------
Less Distributions
  Net investment income                     (0.22)         (0.42)         (0.46)         (0.54)         (0.02)
  In excess of net investment income            --         (0.01)             --             --             --
  Net realized gains                            --         (0.09)         (0.35)             --             --
  In excess of net realized gains               --         (0.01)             --             --             --
                                        ----------     ----------     ----------     ----------     ----------
  Total Distributions                       (0.22)         (0.53)         (0.81)         (0.54)         (0.02)
                                        ----------     ----------     ----------     ----------     ----------
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,  END OF PERIOD              $9.22          $9.41         $10.23         $10.28         $10.05
----------------------------------------------------------------------------------------------------------------
Total Return                             0.31%<F4>        (2.97)%          7.76%          7.97%      0.74%<F4>
Ratios/Supplementary Data:
Net Assets at end of period (000)         $253,261       $326,840       $384,518       $366,889       $310,413
Ratio of expenses to average net assets  0.78%<F5>          0.76%          0.56%          0.14%      0.12%<F5>
Ratio of  net investment income
  to average net assets                  4.58%<F5>          4.33%          4.52%          5.38%      5.77%<F5>
Ratio of expenses to average
  net assets<F1>                         1.19%<F5>          1.16%          1.16%          1.17%      0.82%<F5>
Portfolio turnover<F2>                          --             --         18.30%         83.94%             --


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Not annualized.
<F5> Annualized.



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' ADDITIONAL STATEMENT INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.


THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX-10 YEAR ARE TRADEMARKS OF LEHMAN BROTHERS. THE FUNDS, THEIR ADVISER AND THE
ADMINISTRATOR ARE NOT AFFILIATED IN ANY WAY WITH LEHMAN BROTHERS. INCLUSION OF A SECURITY IN THE BOND INDEX IN NO WAY IMPLIES AN OPINION BY LEHMAN BROTHERS AS TO ITS ATTRACTIVENESS OR APPROPRIATENESS AS AN INVESTMENT. LEHMAN BROTHERS' PUBLICATION OF THE BOND INDICES IS NOT MADE IN CONNECTION WITH ANY SALE OR OFFER FOR SALE OF SECURITIES OR ANY SOLICITATIONS OF ORDERS FOR THE PURCHASE OF SECURITIES.


FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' performance and investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND or 1-414-287-3808.

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND or 1-414-287-3808

By mail - Firstar Funds
         615 East Michigan Street
         P.O. Box 3011
         Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com
           --------------------------

On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: - http://www.sec.gov
                              -------------------

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov, or by sending your request and a
                    ------------------
duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.




The Fund's Investment Company Act File Number is 811-5380.


                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information

                         U.S. Government Securities Fund
                               Aggregate Bond Fund
                          National Municipal Bond Fund



                               September 18, 2000
                         (as revised October 16, 2000)

TABLE OF CONTENTS
                                                                   Page
FIRSTAR FUNDS, INC....................................................1
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..............1
INVESTMENT STRATEGIES AND RISKS.......................................3
NET ASSET VALUE......................................................22
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.......................23
DESCRIPTION OF SHARES................................................29
ADDITIONAL INFORMATION CONCERNING TAXES..............................31
MANAGEMENT OF THE COMPANY............................................32
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT..............41
EXPENSES.............................................................42
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.....................42
COUNSEL..............................................................43
CODE OF ETHICS.......................................................43
PERFORMANCE CALCULATIONS.............................................43
MISCELLANEOUS........................................................49
APPENDIX A..........................................................A-1
APPENDIX B..........................................................B-1


      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with Firstar Funds, Inc.' s prospectus ("Prospectus") dated September 18, 2000 (as revised
October 16, 2000) for Retail A, Retail B, Y and Institutional Shares of the
U.S. Government Securities Fund, Aggregate Bond Fund and National Municipal
Bond Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus for the Funds may be obtained by writing the Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND. The Financial Statements and the Independent Accountants' reports thereon in this SAI are incorporated by reference from the Annual
Report of the Mercantile U.S. Government Securities Portfolio, Mercantile Government & Corporate Bond Portfolio and the Mercantile National Municipal Bond Portfolio (together, the "Predecessor Mercantile Funds"). The financial statements for the six-month period ending May 31, 2000, which are also incorporated by reference into this SAI, are unaudited and are from the Predecessor Mercantile Funds' Semi-Annual Report. The Annual and Semi-Annual Reports may be obtained by writing the address above or calling the toll-free number above. No other parts of the Annual and Semi-Annual
Reports are incorporated herein by reference.


                              FIRSTAR FUNDS, INC.

     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation that was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios.

     The U.S. Government Securities, Aggregate Bond and National Municipal Bond Funds will not begin investment operations until the closings of pending reorganizations between the Company and each of Mercantile Funds, Inc. and Firstar Stellar Funds. The performance and certain of the expense information set forth in this SAI is that of the Mercantile U.S. Government Securities ("Predecessor Mercantile U.S. Government Securities Fund), Mercantile Government & Corporate Bond ("Predecessor Mercantile Government & Corporate Bond Fund") and Mercantile National Municipal Bond ("Predecessor Mercantile National Municipal Bond Fund") Portfolios (together, the "Predecessor Mercantile Funds").

     This SAI pertains to Retail A Shares, Retail B Shares, Y Shares and Institutional Shares of three diversified portfolios, the U.S. Government Securities Fund, Aggregate Bond Fund and the National Municipal Bond Fund (collectively the "Funds"). The Company also offers other investment portfolios that are described in a separate statement of additional information. For information concerning these other portfolios, contact Firstar Mutual Fund Services, LLC at 1-800-677-FUND or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

      The Company is an open-end management investment company. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------

      Subject to the general supervision of the Board of Directors, Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

      Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges that involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions that are generally higher than those in the United States.

      Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

      Fixed income securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

      The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

      For the fiscal years ended November 30, 1999, 1998 and 1997, no brokerage commissions were paid with respect to the Funds.

      The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

      Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

      Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, or Quasar Distributors, LLC (the "Distributor") or an affiliated person of either of them (as such term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or their Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

      Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by their Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.


                        INVESTMENT STRATEGIES AND RISKS

      Ratings. The ratings of Standard & Poor's, Moody's and other nationally
      -------
recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

      The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations.
An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

      Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see Appendix A.

      Securities Lending.  Each of the Funds may lend its portfolio securities
      ------------------
to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

      Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

      Money Market Instruments. The Funds may invest from time to time in "money
      ------------------------
market instruments," a term that may include, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

      Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

      Investments by a Fund in commercial paper will consist of issues rated at the time A-1 or A-2 by Standard & Poor's, or P-1 or P-2 by Moody's or similar rating by another nationally recognized rating agency. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

      The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk.

      Investment Companies. The Funds may invest from time to time in securities
      --------------------
issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

      U.S. Government Obligations. The Funds may invest in a variety of U.S.
      ---------------------------
Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     Restricted Securities.  The Funds may invest up to 15% of net assets in
     ---------------------
securities that are illiquid at the time of purchase. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Funds may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. Restricted securities may include Rule 144 Securities. These securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Board.

     Each Fund may also invest in Section 4(2) commercial paper, subject to the applicable limit, unless the Adviser determines that a liquid market exists. The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

     When-Issued Purchases, Delayed Delivery and Forward Commitments.  The Funds
     ----------------------------------------------------------------
may purchase or sell particular securities with payment and delivery taking place at a later date. Additionally, the National Municipal Bond Fund may purchase or sell securities on a "delayed settlement" basis. This refers to a transaction in the secondary market that will settle some time in the future. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery or settlement takes place. Each Fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets (at the time of purchase) absent unusual market conditions. The National Municipal Bond Fund expects that its commitments to purchase when-issued securities will not exceed 5% of its total assets under normal market conditions. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, a Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% of the value of the total assets of each of the Aggregate Bond Fund and U.S. Government Securities Fund and 5% of the total assets of the National Municipal Bond Fund's commitments to purchase when-issued securities. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

      The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

      When the Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     Zero Coupon Bonds.  Each Fund may invest in zero coupon bonds.  Zero coupon
     -----------------
bonds have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon bonds only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

     Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. See the discussion under "Stripped Securities" below for more information.

     Stripped Securities.  To the extent consistent with their respective
     -------------------
investment policies, each Fund may also invest in "stripped" U.S. Treasury obligations, including (1) coupons that have been stripped from U.S. Treasury bonds, which are held through the Federal Reserve Bank's book-entry system called the "Separate Trading of Registered Interest and Principal Securities" ("STRIPS") program or (2) through the Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or
instrumentalities of the U.S. government.   STRIPS and CUBES represent either
future interest or principal payments and are direct obligations of the U.S. government that clear through the Federal Reserve System. The Aggregate Bond Fund may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and sold under proprietary names. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names including "Treasury Income Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the SEC as U.S. government securities for purposes of the 1940 Act.

     Borrowings and Reverse Repurchase Agreements. Each Fund may borrow money to
     --------------------------------------------
the extent allowed (as described under "Investment Limitations" below) to meet shareholder redemptions from banks or in the case of the U.S. Government Securities Fund and Aggregate Bond Fund, through reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

      The U.S. Government Securities Fund and Aggregate Bond Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

     Each Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 5% of its net assets.

Other Investment Considerations - Aggregate Bond Fund
-----------------------------------------------------

     Foreign Securities.  The Aggregate Bond Fund may invest up to 10% of its
     ------------------
total assets in securities of foreign issuers.

     Investments in foreign securities, whether made directly in foreign securities or dollar-denominated debt obligations of foreign issuers or through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"), involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Commissions on foreign stock exchanges are often fixed and are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Fund does not intend to hedge against foreign currency risk (except on unsettled trades). Changes in currency exchange rates will affect the value of unhedged positions and will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

      Repurchase Agreements.  The Aggregate Bond Fund and the U.S. Government
      ---------------------
Securities Fund (together, the "Taxable Bond Funds") may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

      The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

      Mortgage-Backed and Asset-Backed Securities.  The Taxable Bond Funds may
      -------------------------------------------
purchase mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

     The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      As stated in the Prospectus, the Funds may purchase mortgage-backed securities such as collateralized mortgage obligations ("CMOs"). There are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

      Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing, or liquidating such securities.

      In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

      Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.
Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.


      Variable Rate Medium Term Notes.  The Funds may purchase variable rate
      -------------------------------
medium term notes that provide for periodic adjustments in the interest rates. The adjustments in interest rates reflect changes in an index (which may be the Lehman Brothers Government/Credit Total Index or the Lehman Brothers
Aggregate Bond Index).


Other Investment Considerations - Taxable Bond Funds
----------------------------------------------------

     Deviation with Index.  In order to reduce a negative deviation in return
     --------------------
between each Fund and its respective bond index, each Fund will normally attempt to be fully invested.

      In an effort to make a Taxable Bond Fund's duration and return comparable to those of its respective bond index, the Adviser will monitor a Taxable Bond Fund's portfolio and market changes in accordance with procedures established by
the Adviser under the supervision of the Board of Directors.   The calculation
of the Fund's duration and average portfolio maturity will be based on certain estimates relating to the duration and maturity of the securities held by the Funds. There can be no assurance that these estimates will be accurate or that the duration or average portfolio maturity of a Taxable Bond Fund will always remain within the maximum limits described in the Prospectus. The value of each Taxable Bond Fund's portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

     Options Trading.  The Taxable Bond Funds may purchase put and call options.
     ---------------
Option purchases by the Taxable Bond Funds will not exceed 10% of each Fund's net assets. Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. This is a highly specialized activity, which entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. The Taxable Bond Funds will enter into such transactions only as a hedge against fluctuations in the value of securities which the Funds hold or intend to purchase.

     A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

     Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. In addition, the Taxable Bond Funds may write covered call options listed on a national securities exchange. Such options may relate to particular securities owned by a Fund or which it has the right to acquire. A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option is also covered if a Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. The aggregate value of the Fund's assets subject to covered options written by the U.S. Government Securities Fund and the Aggregate Bond Fund will not exceed 25% of the value of each Fund's net assets during the current year.

     A Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds. When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

     As noted previously, there are several risks associated with transactions in options on securities and indices. These risks include (i) an imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Futures Contracts and Related Options.  The Adviser may determine that it
     -------------------------------------
would be in the best interest of the Taxable Bond Funds to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by a Fund, or of securities which it intends to purchase to maintain liquidity, to have fuller exposure to price movements in the bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds in the index is made. The Adviser may also determine that it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities.

     Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of a Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

     Successful use of futures by the Fund is also subject to the Investment Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the
transaction costs, if the contract were closed out.   Thus, a purchase or sale
of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities to the entire amount at risk (less margin deposits) on a continuous basis. The Company intends to comply with the regulations of the CFTC exempting the Fund from registrations as a "commodity pool operator".

     The Taxable Bond Funds intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B.

Other Investment Considerations--National Municipal Bond Fund
-------------------------------------------------------------

     The National Municipal Bond Fund may only invest in investment grade municipal securities, which are those rated in one of the four highest rating categories assigned by one or more rating agencies. Municipal securities rated in the lowest of the four highest rating categories are considered to have speculative characteristics, even though they are of investment grade quality, and will be purchased (and retained) only if the Adviser believes that the issuers have an adequate capacity to pay interest and repay principal.
Municipal securities purchased by the Fund whose ratings are subsequently downgraded below the four highest rating categories assigned by a rating agency will be disposed of in an orderly manner, normally within 30 to 60 days. The applicable ratings issued by rating agencies are described in Appendix A to this Statement of Additional Information.

      Although the Fund may invest 25% or more of its respective net assets in
(i) municipal securities whose issuers are in the same state, (ii) municipal securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it presently does not intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that the Fund's assets are invested in municipal securities, the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

     From time to time, on a temporary defensive basis due to market conditions, the Fund may hold without any limitation uninvested cash reserves and invest without any limitations in taxable obligations in such proportions as in the opinion of the Adviser, prevailing market or economic conditions warrant. Such instruments may include obligations of the U.S. government, its agencies and instrumentalities and debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest rating categories assigned by one or more rating agencies. Uninvested cash reserves will not earn income. See "Investment Strategies & Risks - Money Market Instruments" above.

     Municipal Obligations.  Municipal obligations which may be acquired by the
     ---------------------
National Municipal Bond Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by the Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand.

     The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

     Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Furthermore, payment of principal and interest on municipal securities of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed, and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal securities. Interest on private activity bonds, although free from regular federal income taxation, may be an item of tax preference for purposes of the federal alternative minimum tax.

     Municipal obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

     Municipal Lease Obligations.  The Fund may acquire municipal lease
     ---------------------------
obligations that are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made. The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board of Directors requiring the Adviser to evaluate the credit quality of such obligations and report on the nature of and the Fund's trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. In making a determination that a municipal lease obligation is liquid, the Adviser may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate. The Fund will not knowingly invest more than 10% of the value of its net assets in securities, including municipal leases, that are illiquid.

     Stand-By Commitments.  The National Municipal Bond Fund may acquire
     --------------------
"stand-by commitments" with respect to municipal obligations held in its portfolio. Under a "stand-by commitment" a dealer agrees to buy from the Fund, at the Fund's option, specified municipal obligations at a specified price. "Stand-by commitments" acquired by the Fund may also be referred to in this Statement of Additional Information as "put" options.

     The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by the Fund only with the instrument involved.

     The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

     The Fund intends to enter into "stand-by commitments" only with dealers, banks and broker/dealers which, in the investment adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker/dealers is secured by the value of the underlying municipal obligations that are subject to a commitment.

     The Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitments" which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a "stand-by commitment" its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     Tax-Exempt Derivatives.  Subject to its investment limitations, the Fund
     ----------------------
may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. The Adviser expects that less than 5% of the Fund's assets will be invested in such securities during the current year. A number of different structures have been used. For example, interests in long-term fixed-rate municipal securities, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put), the underlying municipal securities to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal securities are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal securities which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Company nor the Adviser will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

     Variable and Floating Rate Instruments. Municipal  obligations purchased by
     --------------------------------------
the Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

     With respect to the variable and floating rate instruments that may be acquired by the National Municipal Bond Fund the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable U.S. government obligations held by the Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

     The variable and floating rate demand instruments that the Fund may purchase include participations in municipal securities purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Other Portfolio Information
---------------------------

     American Depository Receipts ("ADRs") and European Depository Receipts
     ----------------------------------------------------------------------
("EDRs"). The Aggregate Bond Fund may invest in sponsored ADRs. ADRs are
--------
receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

     While "sponsored" and "unsponsored" ADR programs are similar, there are differences regarding ADR holders' rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depository), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

     The Fund may also invest in EDRs. EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

     Convertible Securities.  The Aggregate Bond Fund may hold convertible
     ----------------------
securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In investing in convertibles, the Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     The Fund may not purchase convertible or other securities that (1) are not rated at the time of purchase investment grade by S&P, Moody's or other nationally recognized rating agencies or (2) are unrated and have not been determined by the Adviser to be of comparable quality to a security rated investment grade. Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent the Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of the Fund's net assets.

Investment Limitations
----------------------

     Except as otherwise noted in the Prospectus or this Statement of Additional Information, the Company's investment policies are not fundamental and may be changed by the Company's Board of Directors without shareholder approval. However, the Funds also have in place certain fundamental investment limitations, which are set forth below, which may be changed only by a vote of a majority of the outstanding Shares of the Fund.

     The Funds may not:

1.   Make investments for the purpose of exercising control or management.

2. Purchase or sell real estate, provided that each Fund may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein; provided further that, (a) the Aggregate Bond Fund may invest in first mortgage loans, income participation loans and participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and CMOs; and (b) the U.S. Government Securities Fund may invest in certain mortgage-backed securities, including CMOs, and certain other securities.

3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

4. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the National Municipal Bond Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a), with the exception of the National Municipal Bond Fund, this investment limitation shall not apply to a Fund's transactions in options, and futures contracts and related options, and (b) a Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

6. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after and as a result of such investments, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Company or the Fund, except that up to 25% of the Fund's total assets may be invested without regard to such limitations.

7. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided however, that (a) with respect to the U.S. Government Securities Fund and the Aggregate Bond Fund (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and (b) with respect to the National Municipal Bond Fund, there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

8. Borrow money or issue senior securities, except that each Fund may borrow from banks and the Aggregate Bond Fund and U.S. Government Securities Fund may enter into reverse repurchase agreements for temporary defensive purposes in amounts not in excess of 10% of the Fund's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Fund's total assets at the time of such borrowing; or purchase securities while its borrowings exceed 5% of its total assets. A Fund's transactions in futures and related options (including the margin posted by a Fund in connection with such transactions), and securities held in escrow or separate accounts in connection with a Fund's investment practices described in the Prospectus or this Statement of Additional Information are not subject to this limitation.

9. Make loans, except that (a) each Fund may purchase or hold debt instruments, lend portfolio securities and make other investments in accordance with its investment objective and policies, and (b) the Aggregate Bond Fund may enter into repurchase agreements.


                                NET ASSET VALUE

      The net asset value per share of each Fund is calculated separately for the Retail A Shares, Retail B Shares, Institutional Shares and Y Shares by adding the value of all portfolio securities and other assets belonging to the particular Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of the Fund, except for certain payments under the Funds' Distribution and Service Plans and Shareholder Servicing Plans applicable only to Retail A Shares, Retail B Shares and Y Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

     Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central Time, on each day the Exchange is open for trading. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving and Christmas.

      Shares which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Exchange- traded securities for which there were no transactions are valued at the current bid prices for the Funds. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 p.m. Central time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Fund is not calculated. The calculation of the net asset value of a Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 p.m. Central time, and at other times, may not be reflected in the calculation of net asset value of a Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Computation of Offering Price of the Funds.  An illustration of the
      ------------------------------------------
computation of the initial offering price per share of the Retail A Shares of the U.S. Government Securities Fund, Aggregate Bond Fund and National Municipal Bond Funds is set forth below. This computation is based on the value of the net assets and number of outstanding securities of the Predecessor Mercantile U.S. Government Securities Fund, Predecessor Mercantile Government & Corporate Fund and Predecessor Mercantile National Municipal Bond Fund, respectively, at May 31, 2000, as follows:

                           U.S. Government   Aggregate       National
                              Securities        Bond        Municipal
                                 Fund           Fund         Bond Fund
                             ------------   ------------   ------------

Net Assets                    $3,778,614     $3,096,351     $1,437,564
Number of Shares Outstanding  $  372,572     $  319,934     $  155,603
Net Asset Value Per Share         $10.14          $9.68          $9.24
Sales Charge, 4.00% of
  offering price (4.17%
  of net asset value
  per share)                       4.00%          4.00%          4.00%
Public Offering Price         $    10.56     $    10.08     $     9.63

      Shareholder organizations or Institutions may be paid by the Funds for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

      Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

      The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

      In addition to the situations described in the Funds' Prospectus under "Redeeming Shares," the Funds may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Reducing Your Sales Charge on Retail A Shares.
---------------------------------------------

     A. Rights of Accumulation

     As stated in the Prospectus, a reduced sales charge applies to any purchase of Retail A Shares of any Firstar Fund that is sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $100,000 or more. "Aggregate investment" means the total of (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Fund, with an aggregate current value of $99,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund which is an Equity Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

     B. Letter of Intent

     As discussed in the Prospectus, Retail A Shares of the Company purchased over a 13-month period through a Letter of Intent qualify for the same reduced sales charge as if all purchased at once. During the term of the Letter of Intent, the transfer agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated as the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

      Exchange Privilege. By use of the exchange privilege, shareholders
      ------------------
authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or in some cases, the shareholder's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

     Exchange transactions described in paragraphs A, B, C, D, E, F and G below will be made on the basis of the relative net asset values per share of the Funds included in the transaction.

     A. Retail A Shares of any Fund purchased with a sales charge, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales charge for other Retail A Shares of any other Fund offered by the Company.

     B. Retail A Shares of any Fund offered by the Company or money market fund shares ("MMF Shares") acquired by a previous exchange transaction involving Retail A Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares, may be exchanged without a sales charge for Retail A Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Retail A Shares and their account number.

     C. Retail B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Retail B Shares that have been acquired through an exchange of Retail B Shares may be exchanged for other Retail B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

     D. Retail B Shares may be exchanged for MMF Shares (but not for Institutional Money Market Fund Shares) without paying a contingent deferred sales charge. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Retail B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange. If the shareholder subsequently exchanges the shares back into Retail B Shares of a Fund, the holding period accumulation on the shares will continue to accumulate. In the event that a shareholder wishes to redeem MMF Shares acquired by exchange for Retail B Shares of a Fund, the contingent deferred sales charge applicable to the accumulated Retail B Shares and money market fund shares will be charged.

     E. Retail A Shares of any Fund may be exchanged without a sales load for Retail A Shares in any other Firstar Fund that are offered without a sales load.

     F. Institutional Shares of any Fund may be exchanged for Institutional Shares of any other Firstar Fund.

     G. Y Shares of any Fund may be exchanged for Y Shares of any other Firstar Fund. Y Shares of the Fund may be exchanged for shares of the Institutional Money Market Fund or Institutional Shares of a Money Market Fund.

     Except as stated above, a sales load will be imposed when shares of any Fund that were purchased or otherwise acquired without a sales load are exchanged for Retail A Shares of another Firstar Fund which are sold with a sales load.

     Retail A Shares of any Fund will be exchanged for Institutional Shares if the shares are registered in the name of an employer-sponsored qualified retirement plan administered by Firstar and assets equal or exceed $1 million at the preceding month-end. The date of the exchange will be 15 business days following the month-end in which the plan assets equal or exceed $1 million.

     Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

     Exemptions from CDSC.  Certain types of redemptions may also qualify for an
     --------------------
exemption from the contingent deferred sales charge. To receive exemptions (i),
(ii) or (iii) below, a shareholder must explain the status of his or her redemption. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your Shareholder Organization or the Distributor at the time Retail B Shares are redeemed. The following is a more detailed description of certain of the instances described in the Prospectus in which the contingent deferred sales charge with respect to the B Shares is not assessed:

(i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), due to death, disability or the attainment of a specified age;

(ii) redemptions in connection with the death or disability of a shareholder; or

(iii) redemptions resulting from certain tax-free returns from IRAs of excess contributions pursuant to section 408(d)(4) or (5) of the Code.

Retirement Plans: Retail A and Retail B Shares of the Funds
-----------------------------------------------------------

     Individual Retirement Accounts.  The Company has available a plan (the
     ------------------------------
"Traditional IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 1/2. Distribution of an individual's Traditional IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the Traditional IRA are not subject to federal income tax until distributed.

     The Company also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with compensation for services rendered. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income. Contributions to a Roth IRA are not deductible. Earnings on amounts contributed to a Roth IRA, however, are not subject to federal income tax when distributed if the distribution is a "qualified distribution" (i.e., the Roth IRA has been held for at least five years beginning with the first tax year for which a contribution was made to any Roth IRA of the account owner and the distribution is due to the account owner's attainment of age 59 1/2, disability or death, or for qualified first-time homebuyer expenses). A non-qualified distribution of an individual's Roth IRA assets (and the earnings thereon) will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income.

     The Company permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law. A SEP permits an employer to make discretionary contributions to all of its employees' Traditional IRAs (employees who have not met certain eligibility criteria may be excluded) equal to a uniform percentage of each employee's compensation (subject to certain limits). If an employer (including a self-employed individual) established a SARSEP before January 1, 1997, employees may defer a percentage of their compensation -
- pre-tax -- to Traditional IRAs (subject to certain limits). The Code provides certain tax benefits for contributions by an employer, pursuant to a SEP and/or SARSEP, to an employee's Traditional IRA. For example, contributions to an employee's Traditional IRA pursuant to a SEP and/or SARSEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     Savings Incentive Match Plan for Employees of Small Employers.  The Company
     -------------------------------------------------------------
also has available a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees' SIMPLE individual retirement accounts ("SIMPLE IRAs"). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee's salary reduction contributions, up to a limit of 3 percent of the employee's compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2 percent of each employee's compensation. As with contributions to an employee's IRA pursuant to a SEP and/or SARSEP, the Code provides tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee's SIMPLE IRA. For example, contributions to an employee's SIMPLE IRA are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

     The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting Investor Services at 800-677-FUND. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

      Additional Information Regarding Shareholder Services for Retail Shares
      -----------------------------------------------------------------------

      The Retail A and Retail B Shares of the Funds offer a Periodic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Retail A and Retail B Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

      The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Retail A or Retail B Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Retail A or Retail B Shares to be purchased during periods of lower Retail A or Retail B Share prices and fewer Retail A or Retail B Shares to be purchased during periods of higher Retail A or Retail B Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Retail A or Retail B Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Retail A or Retail B Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

      The Retail A and Retail B Shares of the Funds permit shareholders to effect ConvertiFund/R transactions, an automated method by which a shareholder of either of these Classes may invest proceeds from one account to another account of the Retail A or Retail B Shares of the Firstar family of funds, as the case may be. Such proceeds include dividend distribution, capital gain distributions and systematic withdrawals. ConvertiFund/R transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

      The Retail A and Retail B Shares of the Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

Special Procedures for In-Kind Payments
---------------------------------------

      Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 1-800-677-FUND. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                             DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, which is divided into thirty classes (each, a "class" or "fund"). Each class of the Funds included in this SAI is divided into four series designated as Y Shares, Institutional Shares, Retail A Shares and Retail B Shares (each, a "Series") and consists of the number of authorized shares set forth next to its Fund name in the table below:



Class-Series of           Fund in which Stock          Number of Authorized
Common Stock              Represents Interest         Shares in Each Series
-----------------       ------------------------      ---------------------

22-Institutional         Aggregate Bond                     100 Million
22-Y                                                        100 Million
22-A                                                        100 Million
22-B                                                        100 Million
23-Institutional         U.S. Government Securities         100 Million
23-Y                                                        100 Million
23-A                                                        100 Million
23-B                                                        100 Million
24-Institutional         National Municipal Bond            100 Million
24-Y                                                        100 Million
24-A                                                        100 Million
24-B                                                        100 Million

     The Board of Directors has also authorized the issuance of classes 1 through 21 common stock representing interests in twenty-one other separate investment portfolios which are described in separate statements of additional information. The remaining authorized shares are classified into six additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Funds' Prospectus, shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Shareholders of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by -portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as a Distribution and Service Plan applicable to Retail A or B Shares) but not the other series of the same Fund, only the affected series will be entitled to vote. Each share of a class of a Fund represents an equal proportionate interest with other shares of other classes in that Fund, respectively. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights.

      When issued for payment as described in the Funds' Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

      The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                    ADDITIONAL INFORMATION CONCERNING TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

     The National Municipal Bond Fund intends to invest all or substantially all, of its assets in debt obligations, the interest on which is exempt for federal income tax purposes. For the Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

      The National Municipal Bond Fund is designed to provide investors with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"), H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends ultimately would be taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities, or for whom such facilities, or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

                           MANAGEMENT OF THE COMPANY

      The business and affairs of the Funds are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareholders.

      The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers
----------------------

            The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                          Principal Occupations During Past 5
                       Position(s) held   Years
Name, Address & Age    with the Company   and Other Affiliations
--------------------------------------------------------------------------------
James M. Wade          Chairman            Vice President and Chief Financial
2802 Wind Bluff        of the              Officer, Johnson Controls, Inc. (a
Circle                 Board               controls manufacturing company),
Wilmington, NC  28409                      January 1987-May 1991.
Age: 57

Glen R. Bomberger       Director           Executive Vice President, Chief
One Park Plaza                             Financial Officer and Director,
11270 West Park Place                      A.O. Smith Corporation (a
Milwaukee, WI  53224-                      diversified manufacturing company)
3690                                       since January 1987; Director of
Age: 63                                    companies affiliated with A.O.
                                           Smith Corporation; Director, Smith
                                           Investment Company; Director of
                                           companies affiliated with Smith
                                           Investment Company.


Jerry G. Remmel         Director           Vice President, Treasurer and Chief
16650 A Lake Circle                        Financial Officer of Wisconsin
Brookfield, WI  53005                      Energy Corporation 1994-1996;
Age: 69                                    Treasurer of Wisconsin Electric
                                           Power Company 1973-1996; Director
                                           of Wisconsin Electric Power Company
                                           1989-1996; Senior Vice President,
                                           Wisconsin Electric Power Company
                                           1988 - 1994; Chief Financial
                                           Officer, Wisconsin Electric Power
                                           Company 1983-1996; Vice President
                                           and Treasurer, Wisconsin Electric
                                           Power Company, 1983 - 1989.


Richard K. Riederer     Director           President and Chief Executive
400 Three Springs                          Officer of Weirton Steel since
Drive                                      1995; Director of Weirton Steel
Weirton, WV  26062-                        since 1993; Executive Vice
4989                                       President and Chief Financial
Age: 56                                    Officer, Weirton Steel January 1994
                                           - 1995; Vice President of Finance
                                           and Chief Financial Officer,
                                           Weirton Steel January 1989-1994;
                                           Member, Board of Directors of
                                           American Iron and Steel Institute
                                           since 1995; Member, Board of
                                           Directors, National Association of
                                           Manufacturers since 1995; Member,
                                           Board of Directors, WESBANCO since
                                           September 1997; Trustee of Carnegie
                                           Mellon University since 1997.

Charles R. Roy          Director           Vice President - Finance, Chief
14245 Heatherwood                          Financial Officer and Secretary,
Court                                      Rexnord Corporation (an equipment
Elm Grove, WI  53122                       manufacturing company), 1988 -
Age: 69                                    1992; Vice President - Finance and
                                           Administration, Rexnord Inc., 1982
                                           - 1988; Officer and Director of
                                           several Rexnord subsidiaries until
                                           1992.

Bruce Laning<F1>        Director,          President and CEO, FIRMCO, since
777 E. Wisconsin        President and      2000; Director, FIRMCO since
Avenue,                 Treasurer          2000; Senior Vice President,
Suite 800                                  FIRMCO since 1999; Vice
Milwaukee, WI  53202                       President, FIRMCO since 1994.
Age: 40

Bronson J. Haase<F1>    Director           Employee of Wisconsin Energy
626 E. Wisconsin                           since April, 2000; President and
Avenue                                     CEO of Wisconsin Gas Company,
Milwaukee, WI 53202                        WICOR Energy, FieldTech and Vice
Age: 56                                    President of WICOR, Inc. since
                                           1998; President and CEO of
                                           Ameritech - Wisconsin (formerly
                                           Wisconsin Bell) 1993-1998;
                                           President of Wisconsin Bell
                                           Communications 1988-1993; Board
                                           of Directors, The Marcus
                                           Corporation; Trustee of Roundy
                                           Foods; Chairman of the Wisconsin
                                           Utilities Association.

W. Bruce McConnel       Secretary          Partner of the law firm of
One Logan Square                           Drinker Biddle & Reath LLP.
18th & Cherry Streets
Philadelphia, PA
19103
Age: 57

Laura J. Rauman         Vice President     Senior Vice President of
777 E. Wisconsin                           Operations, FIRMCO since 1995;
Avenue,                                    Vice President of Mercantile
Suite 800                                  Mutual Funds, Inc. since 2000;
Milwaukee, WI 53202                        Senior Auditor, Price Waterhouse,
Age: 31                                    LLP, prior thereto.

Joseph C. Neuberger     Assistant          Senior Vice President, Firstar
615 E. Michigan Street  Treasurer          Mutual Fund Services, LLC since
Milwaukee, WI 53202                        1994; Manager, Arthur Andersen
Age: 38                                    LLP, prior thereto.

<F1>  Mr. Haase and Mr. Laning are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

     The following chart provides certain information about the Director fees for the year ended October 31, 1999 of the Company's Directors.

                                                                       TOTAL
                                        PENSION OR                 COMPENSATION
                                        RETIREMENT     ESTIMATED   FROM COMPANY
                         AGGREGATE       BENEFITS        ANNUAL      AND FUND
NAME OF                 COMPENSATION     ACCRUED        BENEFITS    COMPLEX<F1>
PERSON/                     FROM        AS PART OF        UPON        PAID TO
POSITION                THE COMPANY   FUND EXPENSES    RETIREMENT    DIRECTORS
------------            ------------   ------------   ------------ ------------

James M. Wade
Chairman of the Board     $18,500           $0             $0          $18,500

Glen R. Bomberger
Director                $15,000<F2>         $0             $0          $15,000

Jerry G. Remmel
Director                  $15,000           $0             $0          $15,000

Richard K. Riederer
Director                  $15,000           $0             $0          $15,000

Charles R. Roy
Director                  $15,000           $0             $0          $15,000

Bronson J. Haase
Director                  $15,000           $0             $0          $15,000

<F1> The "Fund Complex" includes only the Company.  The Company is comprised of
     24 separate portfolios.
<F2> Includes $15,000 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

     Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. During the prior fiscal year, the Directors and Officers received aggregate fees and reimbursed expenses of $88,492. Mr. Laning, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President and Treasurer, Vice President and Assistant Treasurer, respectively, although FIRMCO, of which Mr. Laning and Ms. Rauman are President and Vice President of Operations, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of Firstar Corporation. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

      Directors, employees, retirees and their families of Firstar Corporation or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Retail A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

Advisory Services
-----------------

      FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, became the investment adviser to the Funds on March 1, 2000.

      FIRMCO is entitled to be paid contractual fees computed daily and paid monthly, at the annual rate (as a percentage of such Fund's average daily net assets) as follows:



                                          Amount              Amount
Fund                                  Before Waivers      After Waivers
----                                  --------------      -------------
U.S. Government Securities Fund           0.60%               0.50%
Aggregate Bond Fund                       0.50%               0.45%
National Municipal Bond Fund              0.55%               0.55%

      FIRMCO has contractually agreed to waive fees and reimburse expenses for Retail A, Retail B, Y and Institutional Shares for the U.S. Government Securities and Aggregate Bond Funds until October 31, 2001.

      Prior to March 1, 2000, investment advisory services for the Predecessor Funds were provided by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation.

      For the fiscal years ended November 30, 1999, 1998 and 1997, MVA was paid advisory fees, after waivers, as follows:

Net Advisory Fees Paid (Waivers)
--------------------------------

Predecessor Mercantile Fund   1999                1998                1997
---------------------------   ----                ----                ----
U.S. Government
  Securities Fund         $479,599 ($0)       $459,829 ($0)       $357,824 ($0)
Government & Corporate
  Bond Fund               $795,816 ($0)       $913,545 ($0)       $743,332 ($0)
National Municipal
  Bond Fund              $2,017,683 ($0)  $1,389,193($663,264)   $0 ($1,812,782)


      FIRMCO is also the investment adviser to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Tax-Exempt Intermediate Bond Fund, Equity Index Fund, Growth Fund, Intermediate Bond Market Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund,
Emerging Growth Fund, MicroCap Fund, MidCap Index Fund, International Equity Fund, Core International Equity Fund and Small Cap Aggressive Growth Fund.
In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.


      In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may waive advisory fees otherwise payable by the Funds.

      Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

     REGULATORY MATTERS.  Conflict of interest restrictions may apply to the
     ------------------
receipt of compensation paid pursuant to a Servicing Agreement by a Fund to a financial intermediary in connection with the investment of fiduciary funds in a Funds' Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

      Shares of the Funds are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Bank, N.A. or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Funds involves risks including possible loss of principal.

Administration and Distribution Services
----------------------------------------

      Firstar Mutual Fund Services, LLC serves as administrator (the "Administrator") to the Company. Under the Fund Administration Servicing Agreement, the Administrator has agreed to maintain office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareholder Organizations and Institutions; and generally assist in the Company's operations. The following administrative services are also provided by Firstar Mutual Fund Services, LLC: compile data for and prepare, with respect to the Company, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual Reports to the Funds' shareholders and Registration Statements for the Funds; monitor the Funds' expense accruals and cause all appropriate expenses to be paid on proper authorization from the Funds; monitor the Funds' status as a regulated investment company under Subchapter M of the Code; maintain the Funds' fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Funds as set forth in the Prospectus and SAI.

     The Administrator is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion.
The Administrator may voluntarily waive all or a portion of its administrative fee from time to time. This waiver may be terminated at any time at the Administrator's discretion.

      Under the Fund Administration Servicing Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Agreement, except a loss resulting from willful misconduct, bad faith or negligence on the part of the Administrator in the performance of its duties.


      Prior to January 1, 2000, BISYS Fund Services Ohio, Inc. ("BISYS Ohio") served as administrator to the Predecessor Funds. Effective January 1, 2000, BISYS Ohio and Firstar Mutual Fund Services, LLC served as co-administrators of the Predecessor Mercantile Funds.


      For the fiscal years ended November 30, 1999, 1998 and 1997, administrative fees, after waivers, were paid to BISYS Ohio as follows:


                     Net Administration Fees Paid (Waivers)
                     --------------------------------------

Predecessor
Mercantile Fund              1999                1998                1997
---------------------------  ----                ----                ----
U. S. Government
  Securities Fund     $106,581($106,576)  $102,187($102,181)   $79,519($79,515)
Government &
  Corporate
  Bond Fund           $176,852($176,846)  $203,015($203,004)  $165,196($165,189)
National Municipal
  Bond Fund           $366,861($366,848)  $318,916($427,432)  $181,277($478,060)

      The Distributor, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides distribution services for the Company as described in the Funds' Prospectus pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of the Funds on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature.

      BISYS Fund Services Limited Partnership ("BISYS") served as the distributor of the Predecessor Mercantile Funds for the fiscal years ended November 30, 1999, 1998 and 1997. With respect to each Predecessor Mercantile Funds' class of shares corresponding to Institutional and Y Shares, no compensation was payable by the Funds to BISYS for distribution services. For the fiscal years ended November 30, 1999, 1998 and 1997, BISYS received front-end sales charges in connection with Retail A Shares (known as Investor A Shares with respect to the Predecessor Mercantile Funds) purchases as follows:
Predecessor Mercantile U.S. Government Securities Fund--$10,810, $1,218 and $2,052, respectively; Predecessor Mercantile Government & Corporate Bond Fund-- $7,960, $8,853 and $9,635, respectively; and Predecessor Mercantile National Municipal Bond Fund--$12,643, $9,641 and $4,340, respectively. Of these amounts, BISYS retained $1,786, $227 and $0, respectively, and FIRMCO and affiliates retained $2,212, $1,206 and $310, respectively, with respect to the Predecessor Mercantile U.S. Government Securities Fund; BISYS retained $907, $1,210 and $0, respectively, and FIRMCO and affiliates retained $1,906, $2,025 and $6,721, respectively, with respect to the Predecessor Mercantile Government & Corporate Bond Fund; and BISYS retained $1,881, $940 and $0 and FIRMCO and affiliates retained $0, $0 and $0 with respect to the Predecessor Mercantile National Municipal Bond Fund.

      For the fiscal years ended November 30, 1999, 1998 and 1997, BISYS received contingent deferred sales charges in connection with Retail B share (known as Investor B Shares with respect to the Predecessor Mercantile Funds) redemptions of the Predecessor Mercantile Funds as follows: Predecessor Mercantile U.S. Government Securities Fund--$6,039, $3,024 and $8,968; Predecessor Mercantile Government & Corporate Bond Fund--$11,981, $7,194 and $4,075; and Predecessor Mercantile National Municipal Bond Fund--$16,367, $7,014 and $34,256.

Shareholder Organizations
-------------------------

Retail A Shares

      As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support and/or distribution services to customers of the Shareholder Organizations who are the beneficial owners of Retail A Shares of the Fund. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Funds. In addition, Shareholder Organizations, under the Distribution and Service Plan applicable to Retail A Shares, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Retail A Shares. All fees paid under these agreements are borne exclusively by the Funds' Retail A Shares.

     The Funds' arrangements with Shareholder Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan) for the Retail A Shares, which have been adopted by the Board of Directors.

Retail B Shares

     The Company has also adopted a Distribution and Service Plan pursuant to Rule 12b-1 and a Service Plan with respect to the Retail B Shares of the Funds. Under the Distribution and Service Plan, payments by the Company (i) for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets attributable to a Fund's outstanding Retail B Shares; and (ii) for shareholder liaison services may not exceed 0.25% (annualized), respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares. Under the separate Service Plan for the Retail B Shares, payments by the Company for shareholder administrative support services may not exceed 0.25% (annualized) of the average daily net assets attributable to each Fund's outstanding Retail B Shares.

      Because the Distribution and Service Plans contemplate the provision of services related to the distribution of Retail A and Retail B Shares (in addition to support services), those Plans have been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements under the Plans and the purposes for which the expenditures were made. In addition, the arrangements must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds (as defined in the 1940
Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

Y Shares

      As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support services to customers of the Shareholder Organizations who are the beneficial owners of Y Shares of the Fund. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Y Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Funds. All fees paid under these agreements are borne exclusively by the Funds' Y Shares.


      The Funds believe that there is a reasonable likelihood that their arrangements with Shareholder Organizations will benefit each Fund and the holders of Retail A, Retail B and Y Shares as a way of allowing Shareholder Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareholder Organization who own Retail A, Retail B or Y Shares. Any material amendment to the arrangements with Shareholder Organizations under other agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding Retail A or Retail B Shares of the Fund involved.
So long as the Service Plans and Distribution and Service Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Directors.


     Under the terms of their agreement with Firstar, Shareholder Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. In addition, investors should contact their Shareholder Organizations with respect to the availability of shareholder services and the particular Shareholder Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareholder Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareholder Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareholder Organization.

     The Predecessor Mercantile Funds had adopted separate Distribution and Service Plans with respect to Retail A and B Shares (known as Investor A and B Shares, respectively, with respect to the Predecessor Mercantile Funds) pursuant to the 1940 Act and Rule 12b-1 thereunder. The Predecessor Mercantile Funds also had adopted separate Administrative Service Plans with respect to Institutional and Y Shares (known as Trust and Institutional Shares, respectively, with respect to the Predecessor Mercantile Funds).

     For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail A Shares, the Funds were charged the following amounts:

                                                                Amounts Paid
Predecessor Mercantile Fund                Total Charged    to Affiliates of MVA
---------------------------                -------------    --------------------
Predecessor Mercantile
  U.S. Government Securities Fund             $14,696             $10,587
Predecessor Mercantile Government
  & Corporate Bond Fund                       $12,711              $9,019
Predecessor Mercantile National
  Municipal Bond Fund                          $5,256              $1,211

     For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Retail B Shares, the Predecessor Mercantile Funds were charged the following amounts:


                                                                Amounts Paid
Predecessor Mercantile Fund                Total Charged           of MVA
---------------------------                -------------    --------------------
Predecessor Mercantile
  U.S. Government Securities Fund              $2,444              $1,788
Predecessor Mercantile Government
  & Corporate Bond Fund                        $7,555              $5,337
Predecessor Mercantile National
  Municipal Bond Fund                          $7,727              $5,615

     For the fiscal year ended November 30, 1999, pursuant to the Administrative Services Plan for the Y Shares, the Predecessor Mercantile Funds paid the following amounts:

                                                                Amounts Paid
Predecessor Mercantile Fund                Total Charged    to Affiliates of MVA
---------------------------                -------------    --------------------

Predecessor Mercantile
  U.S. Government Securities Fund             $18,525             $18,149
Predecessor Mercantile Government
  & Corporate Bond Fund                       $23,382             $20,697

     For the fiscal year ended November 30, 1999, pursuant to the Administrative Services Plan for Institutional Shares, no fees were charged to the Predecessor Mercantile Funds.

            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT


      Firstar Bank, N.A. serves as custodian of all the Funds' assets. Under the Custody Agreement, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's next $1 billion and 0.005% on the balance in excess of $5 Billion. In addition, Firstar Bank, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.


      Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for each Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $15.00 per shareholder account with an annual minimum of $24,000 per Fund, plus a 0.01% asset - based fee, and certain other transaction charges and reimbursement for expenses.

      In addition, all of the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of each Fund's assets; U.S. Government Securities Fund, Aggregate Bond Fund and National Municipal Bond Fund -- $58,500 on the first $100 million, 0.03% on the next $200 million, 0.015% on the balance, plus out-of-pocket expenses, including pricing expenses.


     Effective March 20, 2000, Firstar Mutual Fund Services, LLC, with principal offices at 615 E. Michigan Street, Milwaukee, WI 53202, served as the Predecessor Mercantile Funds' transfer agent and dividend disbursing agent. Prior to March 20, 2000, BISYS Fund Services Ohio, Inc., ("BISYS") located at 3435 Stelzer Road, Columbus, Ohio 43219, served as the Predecessor Mercantile Funds' transfer agent and dividend disbursing agent.


                                    EXPENSES
      Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareholder Organization fees (Retail A, Retail B and Y Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     PricewaterhouseCoopers, LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202 serve as auditors for the Company. The Annual Report to Shareholders with respect to the Predecessor Mercantile Funds for the fiscal year ended November 30, 1999 was audited by KPMG LLP and has been filed with the SEC. Financial Statements in the Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of KPMG LLP as experts in accounting and auditing. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report, as well as the unaudited financial statements included in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.
                                    COUNSEL

      Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996, serve as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectus.

                                 CODE OF ETHICS

      The Company, Adviser and Distributor have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

                            PERFORMANCE CALCULATIONS

      From time to time, the total return of the Retail A Shares, Retail B Shares, Institutional Shares and Y Shares of each Fund and the yields of such shares of the Funds may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Firstar Funds Center at 1-800-677-FUND.

Yield Calculations
------------------

      Yield is computed based on the net income of a series of shares of a Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield of a series of shares is calculated by dividing the net investment income per share for that series (as described below) earned during a 30-day (or one-month) period by the net asset value per share for that series (including the maximum front end sales charge of 4.00% for the Retail A Shares of the Funds) on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period attributable to that series is based on the average daily number of shares of the series outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that series minus expenses accrued for the period, attributable to that series net of reimbursements.

This calculation can be expressed as follows:

                                 a-b
                  Yield = 2 [(-------- + 1)6 - 1]
                                 cd

              Where:    a =   dividends and interest earned during the period.

                        b = expenses accrued for the period (net of reimbursements).

                        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                        d = Maximum offering price per share on the last day of the period.

      For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obli-gation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

      Interest earned on tax-exempt obligations of the National Municipal Bond Fund that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

      With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

      Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

      In addition, the National Municipal Bond Fund may advertise a "tax-equivalent yield" which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Fund. This is done by increasing the yield of the series of shares (calculated as stated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. This is computed by: (a) dividing the portion of the Fund's yield for a particular series (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent" yield will always be higher than the yield of the Fund.

     The following are the standard yields for the U.S. Government Securities and Aggregate Bond Funds' shares for the 30-day period ended May 31, 2000. Each of these yields is based on the yields of corresponding classes of the Predecessor Mercantile U.S. Government Securities Fund and Predecessor Mercantile Government and Corporate Bond Fund, respectively.

                                            30-DAY YIELD
                                            ------------
U.S. Government Securities Fund
     Y Shares                                  5.81%
     Institutional Shares                      6.09%
     Retail A Shares - No Load                 5.79%
     Retail A Shares - Load Adjusted           5.56%
     Retail B Shares                           5.07%

Aggregate Bond Fund
     Y Shares                                  6.29%
     Institutional Shares                      6.59%
     Retail A Shares - No Load                 6.29%
     Retail A Shares - Load Adjusted           6.03%
     Retail B Shares                           5.55%

     The following are the tax-equivalent yields for the National Municipal Bond Fund's shares for the 30-day period ended May 31, 2000 (assuming a rate of 39.6%). The yields are based on yields of corresponding classes of the Predecessor National Municipal Bond Fund.

                                            30-DAY TAX-
FUND                                      EQUIVALENT YIELD
----                                      ----------------
National Municipal Bond Fund
     Institutional Shares                      8.16%
     Retail A Shares - No Load                 7.80%
     Retail A Shares - Load Adjusted           7.48%
     Retail B Shares                           6.44%

Total Return Calculations.
-------------------------

      Each Fund computes "average annual total return" separately for its Retail A, Retail B, Institutional and Y Shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                        P(1 + T)n  = ERV

                  Where: T =  average annual total return.

                      ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                        P =   hypothetical initial payment of $1,000.

                        n = period covered by the computation, expressed in terms of years.

      The Funds may compute aggregate total return, which reflects the total percentage change in value over the measuring period. The Funds compute their aggregate total returns separately for the Retail A, Retail B, Y and Institutional Series, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

     Aggregate Total Return = [(ERV/P) - l]

      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return reflect the deduction of the 4.00% maximum front end sales charge for the Funds in connection with the purchase of Retail A Shares and the maximum sales load charged in connection with redemptions of Retail B Shares (5.00%). The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.


      The total return and yield of a Fund's Shares may be compared in publications to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices, to rankings, or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the total return and yield, as appropriate, of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. The total return of a Fund's shares may be compared to the Lehman Brothers Government/Credit Bond Index, Lipper U.S. Government Fund Average, Lehman Brothers 1-3 Year Government/Credit Bond
Index; the Merrill Lynch 1-2.99 U.S. Treasury Bond Index; the Lehman Brothers Intermediate Government/Credit Bond Index; the Lehman Brothers 5-Year General Obligation Bond Index; and the Consumer Price Index. Total return and yield data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.


      Performance quotations represent past performance, and should not be considered as representative of future results. Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. The investment return and principal value of an investment in a Fund's series of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's series of shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of yield and total return and will reduce the yield and total return received by the accounts.

      In addition, a Fund's average annual total return quotations reflect the deduction of the maximum front-end sales charge in connection with the purchase of Retail A Shares and the deduction of any applicable contingent deferred sales charge with respect to Retail B Shares.

      The following are the average annual total returns for shares of the U.S. Government Securities Fund, Aggregate Bond Fund and National Municipal Bond Fund from the date of each Fund's inception through May 31, 2000. These returns are based on the returns of the Predecessor Mercantile U.S. Government Securities Fund, Predecessor Mercantile Government & Corporate Bond Fund and Predecessor Mercantile National Municipal Bond Fund, respectively. The Fund's Retail A, Retail B, Y and Institutional Shares are the corresponding classes for the Predecessor Mercantile Fund's Investor A, Investor B, Institutional and Trust Shares.

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                                        FOR THE
                                 FOR THE    FOR THE 5      10         SINCE
                                 PERIOD       YEARS      YEARS    COMMENCEMENT
                                  ENDED       ENDED      ENDED         OF
FUND                             5/31/00     5/31/00    5/31/00    OPERATIONS
----                            --------   ----------   --------  ------------
U.S. Government
  Securities Fund                 2.24%       4.81%        --         6.20%
   Institutional Shares<F1>       1.82%       4.47%        --         5.21%
   Y Shares<F2>                  -2.14%       3.64%      6.09%        6.40%
   Retail A Shares<F3>           -3.51%       3.45%        --         3.95%
   Retail B Shares<F4>
Aggregate Bond Fund
   Institutional Shares<F5>       1.60%       5.25%        --         6.63%
   Y Shares<F6>                   1.31%       4.94%        --         4.83%
   Retail A Shares<F7>           -2.66%       4.06%      6.24%        6.40%
   Retail B Shares<F8>           -4.09%       3.93%        --         5.11%

National Municipal
  Bond Fund                      -2.77%        --          --         3.77%
   Institutional Shares<F9>      -6.55%        --          --         2.43%
   Retail A Shares<F9>           -8.37%        --          --         2.04%
   Retail B Shares<F9>

<F1> Commenced operations on February 1, 1991.
<F2> Commenced operations on June 7, 1994.
<F3> Commenced operations on June 2, 1988.
<F4> Commenced operations on March 7, 1995.
<F5> Commenced operations on February 1, 1991.
<F6> Commenced operations on January 3, 1994.
<F7> Commenced operations on June 15, 1988.
<F8> Date of initial public investment on March 7, 1995.
<F9> Commenced operations on November 18, 1996.


                                 MISCELLANEOUS

     As used in this SAI and in the Funds' Prospectus, a majority of the outstanding shares of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or a charge in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.

     As of July 31, 2000, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares:

Fund                            Percentage Owned
----                            ----------------

Money Market                          12%
Institutional Money Market            70%
Tax-Exempt Money Market               66%
U.S. Treasury Money Market            49%
U.S. Government Money Market          83%
Growth and Income                     65%
Short-Term Bond Market                87%
Intermediate Bond Market              63%
Bond IMMDEXTM                         65%
Tax-Exempt Intermediate Bond          64%
Balanced Income                       83%
Balanced Growth                       72%
Growth and Income                     65%
Equity Index                          74%
Growth                                80%
Special Growth                        74%
MidCap Index                          60%
Emerging Growth                       87%
MicroCap                              75%
Core International Equity             99%
International Equity                  85%

At such date, no other person was known by the Company to hold of record or beneficially 5 % or more of the outstanding shares of any investment portfolios of the Company.

                                      APPENDIX A


COMMERCIAL PAPER RATINGS
------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt

                                  A-1

and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.


     Fitch short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+"to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


     Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

     "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     - "r" - The 'r' highlights obligations that Standard & Poor's believes have significant noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
     - N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds are generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa " - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (-) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes the ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     - To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.
     -  'NR' indicates the Fitch does not rate the issuer or issue in question.
     - 'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
     - RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

             ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                    OPTIONS


     As stated in the Prospectus, certain of the Funds may enter into futures contracts and options for hedging or other purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts
     -------------------------------

    Use of Interest Rate Futures Contracts.  Bond prices are established in
    --------------------------------------
both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     A Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

     Description of Interest Rate Futures Contracts.  An interest rate futures
     ----------------------------------------------
contract sale would create an obligation by a Fund as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the

                                    B-1

offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

     Examples of Futures Contract Sale.  A Fund would engage in an interest rate
     ---------------------------------
futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund's portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Examples of Futures Contract Purchase.  A Fund  might engage in an interest
     -------------------------------------
rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to
103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

     The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, expenses would also be incurred.

II.  Index Futures Contracts.
     -----------------------

     A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     A Fund may sell index futures contracts as set forth in the Prospectus. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase index futures contracts. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

               ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge

                  Objective:  Protect Against Increasing Price

               Portfolio                                Futures
               ---------                                -------

                             -Day Hedge is Placed-

       Anticipate Buying $62,500             Buying 1 Index Futures at 125

            Equity Portfolio               Value of Futures=$62,500/Contract

                             -Day Hedge is Lifted-

       Buy Equity Portfolio with              Sell 1 Index Futures at 130
         Actual Cost = $65,000            Value of Futures = $65,000/Contract

  Increase in Purchase Price = $2,500           Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                                Futures
               ---------                                -------

                             -Day Hedge is Placed-


     Anticipate Selling $1,000,000            Sell 16 Index Futures at 125
            Equity Portfolio                 Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own               Buy 16 Index Futures at 120
      Stock with Value = $960,000             Value of Futures = $960,000
   Loss in Portfolio Value = $40,000           Gain on Futures = $40,000


If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

               Portfolio                                Futures
               ---------                                -------

                             -Day Hedge is Placed-

       Anticipate Buying $62,500             Buying 1 Index Futures at 125

            Equity Portfolio               Value of Futures=$62,500/Contract


               Portfolio                                Futures
               ---------                                --------

                             -Day Hedge is Lifted-

       Buy Equity Portfolio with              Sell 1 Index Futures at 120
         Actual Cost - $60,000            Value of Futures = $60,000/Contract
  Decrease in Purchase Price = $2,500           Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                                Futures
               ---------                                -------

                             -Day Hedge is Placed-

     Anticipate Selling $1,000,000            Sell 16 Index Futures at 125
            Equity Portfolio                 Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

         Equity Portfolio - Own               Buy 16 Index Futures at 130
     Stock with Value = $1,040,000           Value of Futures = $1,040,000
   Gain in Portfolio Value = $40,000           Loss on Futures = $40,000

III. Futures Contracts on Foreign Currencies
     ---------------------------------------

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the International Equity Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.  Margin Payments.
     ---------------

     Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract.
Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser and, where applicable, the Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.   Risks of Transactions in Futures Contracts.
     -------------------------------------------

     There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser and, where applicable, Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by a Fund is also subject to the Adviser's or, where applicable, the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.  Options on Futures Contracts.
     ----------------------------

     A Fund may purchase options on the futures contracts described above and, if permitted by its investment objective and policies, may also write options on futures contracts. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or write call options on futures contracts rather than sell futures contracts.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VII. Accounting and Tax Treatment.
     -----------------------------

     Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

     The tax principles applicable to futures contracts and options are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

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